SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

PROGRESS ENERGY, INC.
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Progress Energy Proxy Statement

Progress Energy, Inc.
410 S. Wilmington Street
Raleigh, NC 27601-1849

March 31, 2009

Dear Shareholder:

     I am pleased to invite you to attend the 2009 Annual Meeting of the Shareholders of Progress Energy, Inc. The meeting will be held at 10:00 a.m. on May 13, 2009, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina.

     As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, the matters scheduled to be acted upon at the meeting for Progress Energy, Inc. are the election of directors, the ratification of the selection of the independent registered public accounting firm for Progress Energy, Inc., and the approval of the Progress Energy, Inc. 2009 Executive Incentive Plan to comply with Section 162(m) of the Internal Revenue Code.

     We are pleased to take advantage of the new Securities and Exchange Commission rules that allow companies to electronically deliver proxy materials to their shareholders. We believe that this new process will allow us to provide our shareholders with the information they need while lowering printing and mailing costs and more efficiently complying with our obligations under the securities laws. On or about March 31, 2009, we mailed to our registered and beneficial shareholders a Notice containing instructions on how to access our combined Proxy Statement and Annual Report and vote online.

     Regardless of the size of your holdings, it is important that your shares be represented at the meeting. IN ADDITION TO VOTING IN PERSON AT THE MEETING, SHAREHOLDERS OF RECORD MAY VOTE VIA A TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET. SHAREHOLDERS WHO RECEIVED A PAPER COPY OF THE PROXY STATEMENT AND THE ANNUAL REPORT MAY ALSO VOTE BY COMPLETING, SIGNING AND MAILING THE ACCOMPANYING PROXY CARD IN THE RETURN ENVELOPE PROVIDED AS SOON AS POSSIBLE. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, CHECK YOUR PROXY CARD TO SEE WHICH OF THESE OPTIONS ARE AVAILABLE TO YOU. Voting by any of these methods will ensure that your vote is counted at the Annual Meeting if you do not attend in person.

     I am delighted that you have chosen to invest in Progress Energy, Inc., and look forward to seeing you at the meeting. On behalf of the management and directors of Progress Energy, Inc., thank you for your continued support and confidence in 2009.

Sincerely,

William D. Johnson
Chairman of the Board, President and
Chief Executive Officer

PROXY STATEMENT

VOTING YOUR PROXY IS IMPORTANT

     Your vote is important. To ensure your representation at the Annual Meeting, please vote your shares as promptly as possible. In addition to voting in person, shareholders of record may VOTE VIA A TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, as instructed in the materials.

     If you received this Proxy Statement by mail, please promptly SIGN, DATE and RETURN the enclosed proxy card or VOTE BY TELEPHONE in accordance with the instructions on the enclosed proxy card so that as many shares as possible will be represented at the Annual Meeting. A self-addressed envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

Progress Energy Proxy Statement

PROGRESS ENERGY, INC.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849
____________________

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON

MAY 13, 2009

     The Annual Meeting of the Shareholders of Progress Energy, Inc. (the “Company”) will be held at 10:00 a.m. on May 13, 2009, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. The meeting will be held in order to:

(1)	Elect twelve (12) directors of the Company, each to serve a one-year term. The Company recommends a vote FOR each of the nominees for director.

(2)	Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company. The Company recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

(3)	Act upon a proposal to approve the Progress Energy, Inc. 2009 Executive Incentive Plan to comply with Section 162(m) of the Internal Revenue Code. The Company recommends a vote FOR this proposal.

(4)	Transact any other business as may properly be brought before the meeting.

     All holders of the Company’s Common Stock of record at the close of business on March 6, 2009, are entitled to attend the meeting and to vote. The stock transfer books will remain open.

By order of the Board of Directors

JOHN R. MCARTHUR
Executive Vice President
and Corporate Secretary

Raleigh, North Carolina
March 31, 2009

PROXY STATEMENT

PROXY STATEMENT

Progress Energy Proxy Statement

PROGRESS ENERGY, INC.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849
_____________________

PROXY STATEMENT
GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (at times referred to as the “Board”) of proxies to be used at the Annual Meeting of Shareholders. That meeting will be held at 10:00 a.m. on May 13, 2009, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. (For directions to the meeting location, please see the map included at the end of this Proxy Statement.) Throughout this Proxy Statement, Progress Energy, Inc. is at times referred to as “Progress Energy,” “we,” “our” or “us.” This Proxy Statement and form of proxy were first sent to shareholders on or about March 31, 2009.

     An audio Webcast of the Annual Meeting of Shareholders will be available online in Windows Media Player format at www.progress-energy.com/investor. The Webcast will be archived on the site.

     Copies of our Annual Report on Form 10-K for the year ended December 31, 2008, including financial statements and schedules, are available upon written request, without charge, to the persons whose proxies are solicited. Any exhibit to the Form 10-K is also available upon written request at a reasonable charge for copying and mailing. Written requests should be made to Mr. Thomas R. Sullivan, Treasurer, Progress Energy, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551. Our Form 10-K is also available through the Securities and Exchange Commission’s (the “SEC”) Web site at www.sec.gov or through our Web site at www.progress-energy.com/investor. The contents of these Web sites are not, and shall not be deemed to be, a part of this Proxy Statement or proxy solicitation materials.

     In accordance with the “notice and access” rule adopted by the SEC, we are making our proxy materials available to our shareholders on the Internet, and we are mailing to our registered and beneficial holders a “Notice of Internet Availability of Proxy Materials” containing instructions on how to access our proxy materials and how to vote on the Internet and by telephone. If you received a “Notice of Internet Availability of Proxy Materials” and would like to receive a printed copy of our proxy materials, free of charge, you should follow the instructions for requesting such materials below.

     We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our Proxy Statement and Annual Report, unless one or more of the shareholders at that address notifies us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience to our shareholders and saves money by reducing our printing and mailing costs and fees.

     If you prefer to receive a separate copy of our combined Proxy Statement and Annual Report, please write to Shareholder Relations, Progress Energy, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551 or telephone our Shareholder Relations Section at 919-546-3014, and we will promptly send you a separate copy. If you are currently receiving multiple copies of the Proxy Statement and Annual Report at your address and would prefer that a single copy of each be delivered there, you may contact us at the address or telephone number provided in this paragraph.

PROXY STATEMENT

PROXIES

     The accompanying proxy is solicited by our Board of Directors, and we will bear the entire cost of solicitation. We expect to solicit proxies primarily by telephone, mail, e-mail or other electronic media or personally by our and our subsidiaries’ officers and employees, who will not be specially compensated for such services.

     You may vote shares either in person or by duly authorized proxy. In addition, you may vote your shares by telephone or via the Internet by following the instructions provided on the enclosed proxy card. Please be aware that if you vote via the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for shareholders of record will close at 12:01 a.m. E.D.T. on the morning of the meeting. Any shareholder who has executed a proxy and attends the meeting may elect to vote in person rather than by proxy. You may revoke any proxy given by you in response to this solicitation at any time before the proxy is exercised by (i) delivering a written notice of revocation to our Corporate Secretary, (ii) timely filing, with our Corporate Secretary, a subsequently dated, properly executed proxy, or (iii) attending the Annual Meeting and electing to vote in person. Your attendance at the Annual Meeting, by itself, will not constitute a revocation of a proxy. If you vote by telephone or via the Internet, you may also revoke your vote by any of the three methods noted above, or you may change your vote by voting again by telephone or via the Internet. If you decide to vote by completing and mailing the enclosed proxy card, you should retain a copy of certain identifying information found on the proxy card in the event that you decide later to change or revoke your proxy by accessing the Internet. You should address any written notices of proxy revocation to: Progress Energy, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551, Attention: Corporate Secretary.

     All shares represented by effective proxies received by the Company at or before the Annual Meeting, and not revoked before they are exercised, will be voted in the manner specified therein. Executed proxies that do not contain voting instructions will be voted “FOR” the election of all directors as set forth in this Proxy Statement; “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009, as set forth in this Proxy Statement; and “FOR” the proposal to approve the Progress Energy, Inc. 2009 Executive Incentive Plan to comply with Section 162(m) of the Internal Revenue Code as set forth in this Proxy Statement. Proxies will be voted at the discretion of the named proxies on any other business properly brought before the meeting.

     If you are a participant in our 401(k) Savings & Stock Ownership Plan, shares allocated to your Plan account will be voted by the Trustee only if you execute and return your proxy, or vote by telephone or via the Internet. Company stock remaining in the ESOP Stock Suspense Account that has not been allocated to employee accounts shall be voted by the Trustee in the same proportion as shares voted by participants in the 401(k) Plan.

     If you are a participant in the Savings Plan for Employees of Florida Progress Corporation (the “FPC Savings Plan”), shares allocated to your Plan account will be voted by the Trustee when you execute and return your proxy, or vote by telephone or via the Internet. If no direction is given, your shares will be voted in proportion with the shares held in the FPC Savings Plan and in the best interest of the FPC Savings Plan.

Special Note for Shares Held in “Street Name”

     If your shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you will receive directions from your nominee that you must follow in order to have your shares voted. “Street name” shareholders who wish to vote in person at the meeting will need to obtain a special proxy form from the brokerage firm, bank or other nominee that holds their shares of record. You should contact your brokerage firm, bank or other nominee for details regarding how you may obtain this special proxy form.

Progress Energy Proxy Statement

     If your shares are held in “street name” and you do not give instructions as to how you want your shares voted (a “nonvote”), the brokerage firm, bank or other nominee who holds Progress Energy shares on your behalf may, in certain circumstances, vote the shares at its discretion. However, such brokerage firm, bank or other nominee is not required to vote the shares of Common Stock, and therefore these unvoted shares would be counted as “broker nonvotes.”

     With respect to “routine” matters, such as the election of directors and ratification of the selection of the independent registered public accounting firm, a brokerage firm, bank or other nominee has authority (but is not required) under the rules governing self-regulatory organizations (the “SRO rules”), including the New York Stock Exchange (“NYSE”), to vote its clients’ shares if the clients do not provide instructions. When a brokerage firm, bank or other nominee votes its clients’ Common Stock shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “FOR” or “AGAINST” such routine matters.

     With respect to “nonroutine” matters, a brokerage firm, bank or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The brokerage firm or other nominee will so note on the vote card, and this constitutes a “broker nonvote.” “Broker nonvotes” will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted “FOR,” “AGAINST” or “ABSTAINING” from such nonroutine matters. At the 2009 Annual Meeting of Shareholders, one nonroutine matter, a proposal to approve the Progress Energy, Inc. 2009 Executive Incentive Plan to comply with Section 162(m) of the Internal Revenue Code, will be presented for a vote.

     Accordingly, if you do not vote your proxy, your brokerage firm, bank or other nominee may either: (i) vote your shares on routine matters and cast a “broker nonvote” on nonroutine matters, or (ii) leave your shares unvoted altogether. Therefore, we encourage you to provide instructions to your brokerage firm, bank or other nominee by voting your proxy. This action ensures that your shares and voting preferences will be fully represented at the meeting.

VOTING SECURITIES

     Our directors have fixed March 6, 2009, as the record date for shareholders entitled to vote at the Annual Meeting. Only holders of our Common Stock of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Each share is entitled to one vote. As of March 6, 2009, there were outstanding 278,467,434 shares of Common Stock.

     Consistent with state law and our By-Laws, the presence, in person or by proxy, of holders of at least a majority of the total number of Common Stock shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a share of Common Stock is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is or must be set in connection with any adjournment. Common Stock shares held of record by shareholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies that withhold authority or reflect abstentions or “broker nonvotes” will be counted for purposes of determining whether a quorum is present.

     Pursuant to the provisions of our Articles of Incorporation, as amended effective May 10, 2006, a candidate for director will be elected upon receipt of at least a majority of the votes cast by the holders of Common Stock entitled to vote. Accordingly, assuming a quorum is present, each director shall be elected by a vote of the majority of the votes cast with respect to that director. A majority of the votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” that director. Shares voting “ABSTAIN” and shares held in “street name” that are not voted in the election of directors will not be included in determining the number of votes cast.

PROXY STATEMENT

     Approval of the proposal to ratify the selection of our independent registered public accounting firm, and other matters properly brought before the Annual Meeting, if any, generally will require the affirmative vote of a majority of votes actually cast by holders of Common Stock entitled to vote. Assuming a quorum is present, the number of “FOR” votes cast at the meeting for this proposal must exceed the number of “AGAINST” votes cast at the meeting in order for this proposal to be approved. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to any such matters.

     Approval of the proposal regarding the Progress Energy, Inc. 2009 Executive Incentive Plan to comply with Section 162(m) of the Internal Revenue Code will require the affirmative vote of a majority of the votes cast on the proposal. Assuming a quorum is present, the number of “FOR” votes cast at the meeting for this proposal must exceed the number of “AGAINST” votes cast at the meeting in order for this proposal to be approved. Abstentions will not have the effect of “negative” votes with respect to the proposal. Shares held in “street name” that are not voted with respect to the proposal regarding the Progress Energy, Inc. 2009 Executive Incentive Plan to comply with Section 162(m) of the Internal Revenue Code will not be included in determining the number of votes cast.

     We will announce preliminary voting results at the Annual Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2009. A copy of this quarterly report may be obtained without charge by any of the means outlined above for obtaining a copy of our Annual Report on Form 10-K.

PROPOSAL 1—ELECTION OF DIRECTORS

     The Company’s amended By-Laws provide that the number of directors of the Company shall be between eleven (11) and fifteen (15). The amended By-Laws also provide for annual elections of each director. Directors will serve one-year terms upon election at the 2009 Annual Meeting of Shareholders.

     Our Articles of Incorporation require that a candidate in an uncontested election for director receive a majority of the votes cast in order to be elected as a director (i.e., the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director). In a contested election (i.e., a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast. Under North Carolina law, a director continues to serve in office until his or her successor is elected or until there is a decrease in the number of directors, even if the director is a candidate for re-election and does not receive the required vote, referred to as a “holdover director.” To address the potential for such a “holdover director,” our Board of Directors approved a provision in our Corporate Governance Guidelines. That provision states that if an incumbent director is nominated, but not re-elected by a majority vote, the director shall tender his or her resignation to the Board. The Corporate Governance Committee (the “Governance Committee”) would then make a recommendation to the Board whether to accept or reject the resignation. The Board will act on the Governance Committee’s recommendation and publicly disclose its decision and the rationale regarding it within 90 days after receipt of the tendered resignation. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Governance Committee’s recommendation or Board of Directors’ action regarding the acceptance of the resignation offer. However, if all members of the Governance Committee do not receive a vote sufficient for re-election, then the independent directors who did not fail to receive a sufficient vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.

     Based on the report of the Governance Committee (see page 13), the Board of Directors nominates the following 12 nominees to serve as directors with terms expiring in 2010 and until their respective

Progress Energy Proxy Statement

successors are elected and qualified: James E. Bostic, Jr., Harris E. DeLoach, Jr., James B. Hyler, Jr., William D. Johnson, Robert W. Jones, W. Steven Jones, E. Marie McKee, John H. Mullin, III, Charles W. Pryor, Jr., Carlos A. Saladrigas, Theresa M. Stone, and Alfred C. Tollison, Jr.

     There are no family relationships among any of the nominees for director or among any nominee and any director or officer of the Company or its subsidiaries, and there is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.

     The election of directors will be determined by a majority of the votes cast at the Annual Meeting at which a quorum is present. This means that the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director in order for the director to be elected. Abstentions and broker nonvotes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. Shareholders do not have cumulative voting rights in connection with the election of directors.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where specifications are not made, the shares represented by the accompanying proxy will be voted “FOR” the election of each of the 12 nominees. Votes (other than abstentions) will be cast pursuant to the accompanying proxy for the election of the nominees listed above unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed above will not be available for election as a director.

     The names of the 12 nominees for election to the Board of Directors, along with their ages, principal occupations or employment for the past five years, and current directorships of public companies, are set forth below. No information is included regarding David L. Burner, who will retire from the Board at the Annual Meeting of Shareholders on May 13, 2009. No decision has been made regarding which nominees will replace Mr. Burner on the various Board committees on which he currently serves. James B. Hyler, Jr., who was elected by the Board on September 18, 2008, is a director standing for election to the Board by our shareholders for the first time. Mr. Hyler was recommended to the Governance Committee by William D. Johnson, who is our Chairman of the Board, President and Chief Executive Officer. (Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“PEC”) and Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”), which are noted below, are wholly owned subsidiaries of the Company.) Information concerning the number of shares of our Common Stock beneficially owned, directly or indirectly, by all current directors appears on page 7 of this Proxy Statement.

     The Board of Directors recommends a vote “FOR” each nominee for director.

Nominees for Election

     JAMES E. BOSTIC, JR., age 61, is Managing Director of HEP & Associates, a business consulting firm, and a partner of Coleman Lew & Associates, Inc., an executive search consulting firm. He was formerly Executive Vice President of Georgia-Pacific Corporation, a manufacturer and distributor of tissue, paper, packaging, building products, pulp and related chemicals. He has served as a director of the Company since 2002. Mr. Bostic is a member of the Board’s Audit and Corporate Performance Committee, the Nuclear Project Oversight Committee and the Operations and Nuclear Oversight Committee.

     HARRIS E. DELOACH, JR., age 64, is Chairman, President and Chief Executive Officer of Sonoco Products Company, a manufacturer of paperboard and paper and plastic packaging products. He previously served as President and CEO of Sonoco Products Company from July 2000 to April 2005. Mr. DeLoach has served as a director of the Company since 2006. He also serves as a director of Sonoco Products Company and Goodrich Corporation. Mr. DeLoach is Chair of the Board’s Operations and Nuclear Oversight Committee and a member of the Executive Committee, the Governance Committee, the Nuclear Project Oversight Committee and the Organization and Compensation Committee.

PROXY STATEMENT

     JAMES B. HYLER, JR., age 61, is retired Vice Chairman and Chief Operating Officer of First Citizens Bank. He was a former auditor with Ernst & Young for ten years prior to becoming Chief Financial Officer and then President of First Citizens Bank. Mr. Hyler has served as a director of the Company since 2008. He is a member of the Board’s Audit and Corporate Performance Committee and the Finance Committee.

     WILLIAM D. JOHNSON, age 55, is Chairman, President and Chief Executive Officer of Progress Energy. He served as President and Chief Operating Officer of Progress Energy from January 2005 to October 2007. In that role, Mr. Johnson oversaw the generation and delivery of electricity by PEC and PEF. Mr. Johnson has been with Progress Energy (previously CP&L) in a number of roles since 1992, including Group President for Energy Delivery, President and Chief Executive Officer for Progress Energy Service Company, LLC and General Counsel and Secretary for Progress Energy. Before joining Progress Energy, Mr. Johnson was a partner with the Raleigh, North Carolina, law office of Hunton & Williams LLP, where he specialized in the representation of utilities. He has served as a director of the Company since 2007.

     ROBERT W. JONES, age 58, is a Senior Advisor of Morgan Stanley, a global provider of financial services to companies, governments and investors. Mr. Jones has held various positions with Morgan Stanley since 1974, most recently serving as Managing Director and Vice Chairman of Investment Banking. He has served as a director of the Company since 2007. Mr. Jones is a member of the Board’s Finance Committee and the Organization and Compensation Committee.

     W. STEVEN JONES, age 57, is Dean (Emeritus) and Professor of Strategy and Organizational Behavior at UNC Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. Mr. Jones is a former CEO and Managing Director of Suncorp-Metway Ltd. in Brisbane, Queensland, Australia, which provides banking, insurance and investing services. He has served as a director of the Company since 2005 and also serves as a director of Premiere Global Services. Mr. Jones is a member of the Board’s Nuclear Project Oversight Committee, the Operations and Nuclear Oversight Committee and the Organization and Compensation Committee.

     E. MARIE MCKEE, age 58, is Senior Vice President of Corning Incorporated, a manufacturer of components for high-technology systems for consumer electronics, mobile emissions controls, telecommunications and life sciences. She has served as a director of the Company and its predecessors since 1999. Ms. McKee is Chair of the Board’s Organization and Compensation Committee and a member of the Executive Committee, the Governance Committee, the Nuclear Project Oversight Committee and the Operations and Nuclear Oversight Committee.

     JOHN H. MULLIN, III, age 67, is Chairman of Ridgeway Farm, LLC, a limited liability company engaged in farming and timber management. He is a former Managing Director of Dillon, Read & Co., an investment banking firm. He has served as a director of the Company and its predecessors since 1999 and also serves as a director of Hess Corporation and Sonoco Products Company. Mr. Mullin is the Board’s Lead Director and Chair of the Board’s Governance Committee. He is a member of the Board’s Executive Committee, the Finance Committee and the Organization and Compensation Committee.

     CHARLES W. PRYOR, JR., age 64, is Chairman of Urenco Investments, Inc., a global provider of value added services and technology to the nuclear generation industry worldwide. He also has served as President of Urenco Investments Inc. since 2004. Dr. Pryor served as President and CEO of the Utilities Business Group of British Nuclear Fuels from 2002 to 2004. He has served as a director of the Company since 2007 and also serves as a director of DTE Energy. Dr. Pryor is Chair of the Board’s Nuclear Project Oversight Committee and a member of the Audit and Corporate Performance Committee and the Operations and Nuclear Oversight Committee.

Progress Energy Proxy Statement

     CARLOS A. SALADRIGAS, age 60, is Chairman and CEO of Regis HRG, which offers a full suite of outsourced human resources services to small and mid-sized businesses. He previously served as Chairman, from 2002 to 2007, and Vice Chairman, from 2007 to 2008, of Premier American Bank in Miami, Florida. In 2002, he retired as Chief Executive Officer of ADP TotalSource (previously the Vincam Group, Inc.), a Miami-based human resources outsourcing company that provides services to small and mid-sized businesses. Mr. Saladrigas has served as a director of the Company since 2001 and also serves as a director of Advance Auto Parts, Inc. and MBF Healthcare Acquisition Corp. He is a member of the Board’s Audit and Corporate Performance Committee and the Finance Committee.

     THERESA M. STONE, age 64, is Executive Vice President and Treasurer of the Massachusetts Institute of Technology Corporation since February 2007. She previously served as Executive Vice President and Chief Financial Officer of Jefferson-Pilot Financial (now Lincoln Financial Group) from November 2001 to March 2006. She also served as President of Lincoln Financial Media Company (formerly known as Jefferson-Pilot Communications Company) from July 1997 to May 2006. Ms. Stone has served as a director of the Company since 2005. She is Chair of the Board’s Audit and Corporate Performance Committee and a member of the Executive Committee, the Governance Committee and the Finance Committee.

     ALFRED C. TOLLISON, JR., age 66, is retired Chairman and Chief Executive Officer of the Institute of Nuclear Power Operations, a nuclear industry-sponsored nonprofit organization. He has served as a director of the Company since 2006. Mr. Tollison is Vice Chair of the Board’s Nuclear Project Oversight Committee and a member of the Audit and Corporate Performance Committee and the Operations and Nuclear Oversight Committee. He also serves as the Nuclear Oversight Director.

PRINCIPAL SHAREHOLDERS

     The table below sets forth the only shareholder we know to beneficially own more than 5 percent (5%) of the outstanding shares of our Common Stock as of December 31, 2008. We do not have any other class of voting securities.

Title of	Name and Address of	Number of Shares	Percentage of
Class	Beneficial Owner	Beneficially Owned	Class
Common Stock	State Street Bank and Trust Company	24,501,247[1]	9.3
	One Lincoln Street
	Boston, MA 02111

     1 Consists of shares of Common Stock held by State Street Bank and Trust Company, acting in various fiduciary capacities. State Street Bank and Trust Company has sole power to vote with respect to 10,775,764 shares, sole dispositive power with respect to 0 shares, shared power to vote with respect to 1,118,469 shares and shared power to dispose of 24,501,247 shares. State Street Bank and Trust Company has disclaimed beneficial ownership of all shares of Common Stock. (Based solely on information contained in a Schedule 13G filed by State Street Bank and Trust Company on February 17, 2009.)

MANAGEMENT OWNERSHIP OF COMMON STOCK

     The following table describes the beneficial ownership of our Common Stock and ownership of Common Stock units as of February 27, 2009, of (i) all current directors and nominees for director, (ii) each executive officer named in the Summary Compensation Table presented later in this Proxy Statement, and (iii) all directors and nominees for director and executive officers as a group. A unit of Common Stock does not represent an equity interest in the Company and possesses no voting rights, but is equal in economic value at all times to one share of Common Stock. As of February 27, 2009, none of the individuals or the group in the above categories owned one percent (1%) or more of our voting securities. Unless otherwise noted, all shares of Common Stock set forth in the table are beneficially owned, directly or indirectly, with sole voting and investment power, by such shareholder.

PROXY STATEMENT

	Number of Shares
	of Common Stock
	Beneficially
Name	Owned[1,2]
James E. Bostic, Jr.	8,311	[1]
David L. Burner*	7,000	[1]
Harris E. DeLoach, Jr.	5,000
James B. Hyler, Jr.	1,000
William D. Johnson	118,467	[2]
Robert W. Jones	1,000
W. Steven Jones	1,000
Jeffrey J. Lyash	21,238	[2]
John R. McArthur	35,981	[2]
E. Marie McKee	3,500	[1]
Mark F. Mulhern	31,833	[2]
John H. Mullin, III	10,000	[1,3]
Charles W. Pryor, Jr.	242
Carlos A. Saladrigas	7,000	[1]
Peter M. Scott III (Retired effective September 1, 2008)	110,744	[2,4]
Theresa M. Stone	1,000
Alfred C. Tollison, Jr.	1,000
Lloyd M. Yates	20,879	[2]
Shares of Common Stock and Units beneficially owned by all Directors and executive
officers of the Company as a group (24 persons)	485,141	[5]
____________________

* Retiring from the Board at the Annual Meeting of Shareholders on May 13, 2009.

[1] Includes shares of our Common Stock such director has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options, as follows:

Director	Stock Options
James E. Bostic, Jr.	4,000
David L. Burner	6,000
E. Marie McKee	2,000
John H. Mullin, III	6,000
Carlos A. Saladrigas	6,000

     2 Includes shares of Restricted Stock currently held, and shares of our Common Stock such officer has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options as follows:

Officer	Restricted Stock	Stock Options
William D. Johnson	31,134	—
Jeffrey J. Lyash	7,300	—
John R. McArthur	9,167	—
Mark F. Mulhern	14,800	7,000
Peter M. Scott III	—	52,000
Lloyd M. Yates	8,500	—

     3 Mr. Mullin has a line of credit with Merrill Lynch for which he has pledged as collateral 4,000 shares of Company Common Stock that he owns. No amount is currently outstanding under the line of credit.

     4 Reflects shares of our Common Stock Mr. Scott owned as of September 30, 2008.

     5 Includes shares each group member (shares in the aggregate) has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options.

Progress Energy Proxy Statement

Management Ownership of Units Representing Common Stock

     The table below shows ownership of units representing our Common Stock under the Non-Employee Director Deferred Compensation Plan and units under the Non-Employee Director Stock Unit Plan as of February 27, 2009:

	Directors’ Deferred	Non-Employee Director
Director	Compensation Plan	Stock Unit Plan
James E. Bostic, Jr.	9,813	7,989
David L. Burner	13,762	10,668
Harris E. DeLoach, Jr.	7,011	4,215
James B. Hyler, Jr.	389	1,500
Robert W. Jones	4,139	2,856
W. Steven Jones	8,776	5,651
E. Marie McKee	25,157	10,668
John H. Mullin, III	17,597	11,133
Charles W. Pryor, Jr.	1,247	2,856
Carlos A. Saladrigas	8,922	5,787
Theresa M. Stone	8,685	5,651
Alfred C. Tollison, Jr.	6,694	4,215

     The table below shows ownership as of February 27, 2009, of (i) performance units under the Long-Term Compensation Program; (ii) performance units recorded to reflect awards deferred under the Management Incentive Compensation Plan (“MICP”); (iii) performance shares awarded under the Performance Share Sub-Plan of the 1997 and 2002 Equity Incentive Plans (“PSSP”) (see “Outstanding Equity Awards at Fiscal Year End Table” on page 48); (iv) units recorded to reflect awards deferred under the PSSP; (v) replacement units representing the value of our contributions to the 401(k) Savings & Stock Ownership Plan that would have been made but for the deferral of salary under the Management Deferred Compensation Plan and contribution limitations under Section 415 of the Internal Revenue Code of 1986, as amended; and (vi) Restricted Stock Units (“RSUs”) awarded under the 2002 Equity Incentive Plan.

	Long-Term
	Compensation			PSSP
Officer	Program	MICP	PSSP	Deferred	MDCP	RSUs
William D. Johnson	—	1,603	149,365	—	992	37,759
Jeffrey J. Lyash	—	—	39,130	—	294	18,517
John R. McArthur	—	—	39,858	—	—	17,923
Mark F. Mulhern	—	—	31,021	2,567	4,246	13,973
Peter M. Scott III	—	—	77,030	12,260	—	14,708
Lloyd M. Yates	—	2,503	39,130	5,972	148	18,517

TRANSACTIONS WITH RELATED PERSONS

     There were no transactions in 2008 and there are no currently proposed transactions involving more than $120,000 in which the Company or any of its subsidiaries was or is to be a participant and in which any of the Company’s directors, executive officers, nominees for director or any of their immediate family members had a direct or indirect material interest.

     Our Board of Directors has adopted policies and procedures for the review, approval or ratification of Related Person Transactions under Item 404(a) of Regulation S-K (the “Policy”), which is attached to this Proxy Statement as Exhibit A. The Board has determined that the Governance Committee is best suited to review and approve Related Person Transactions because the Governance Committee oversees the Board of Directors’ assessment of our directors’ independence. The Governance Committee will review and may recommend to the Board amendments to this Policy from time to time.

PROXY STATEMENT

     For the purposes of the Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness (or any series of similar transactions, arrangements or relationships), in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. The term “Related Person” is defined under the Policy to include our directors, executive officers, nominees to become directors and any of their immediate family members.

     Our general policy is to avoid Related Person Transactions. Nevertheless, we recognize that there are situations where Related Person Transactions might be in, or might not be inconsistent with, our best interests and those of our shareholders. These situations could include (but are not limited to) situations where we might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of their holdings and transactions in our securities with the SEC and the NYSE. Based on our records and other information, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers with respect to the Company’s 2008 fiscal year were met except as follows: Each of James E. Bostic, Jr., David L. Burner, Richard L. Daugherty (retired from the Board on May 14, 2008), Harris E. DeLoach, Jr., Robert W. Jones, W. Steven Jones, E. Marie McKee, John H. Mullin, III, Charles W. Pryor, Jr., Carlos A. Saladrigas, Theresa M. Stone and Alfred C. Tollison, Jr. inadvertently failed to file on a timely basis a Form 4 with respect to a matching contribution that was made on February 26, 2008, under the Company’s Non-Employee Directors Deferred Compensation Plan. A Form 4 reporting the transaction was filed by each individual on April 3, 2008.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS

     The Board of Directors operates pursuant to an established set of written Corporate Governance Guidelines (the “Governance Guidelines”) that set forth our corporate governance philosophy and the governance policies and practices we have implemented in support of that philosophy. The three core governance principles the Board embraces are integrity, accountability and independence.

     The Governance Guidelines describe Board membership criteria, the Board selection and orientation process and Board leadership. The Governance Guidelines require that a minimum of 80 percent of the Board’s members be independent and that the membership of each Board committee, except the Executive Committee, consist solely of independent directors. Directors who are not full-time employees of the Company must retire from the Board at age 73. Directors whose job responsibilities or other factors relating to their selection to the Board change materially after their election are required to submit a letter of resignation to the Board. The Board will have an opportunity to review the continued appropriateness of the individual’s Board membership under these circumstances, and the Governance Committee will make the initial recommendation as to the individual’s continued Board membership. The Governance Guidelines also describe the stock ownership guidelines that are applicable to Board members and prohibit compensation to Board members other than directors’ fees and retainers.

     The Governance Guidelines provide that the Organization and Compensation Committee of the Board will evaluate the performance of the Chief Executive Officer on an annual basis, using objective criteria, and will communicate the results of its evaluation to the full Board. The Governance Guidelines also provide that the Governance Committee is responsible for conducting an annual assessment of the performance and effectiveness of the Board, and its standing committees, and reporting the results of each assessment to the full Board annually.

Progress Energy Proxy Statement

     The Governance Guidelines provide that Board members have complete access to our management and can retain, at our expense, independent advisors or consultants to assist the Board in fulfilling its responsibilities, as it deems necessary. The Governance Guidelines also state that it is the Board’s policy that the nonmanagement directors meet in executive session on a regularly scheduled basis. Those sessions are chaired by the Lead Director, John H. Mullin, III, who is also Chair of the Governance Committee. He can be contacted by writing to John H. Mullin, III, Lead Director, Progress Energy, Inc. Board of Directors, c/o John R. McArthur, Executive Vice President and Corporate Secretary, P.O. Box 1551, Raleigh, NC 27602-1551. We screen mail addressed to Mr. Mullin for security purposes and to ensure that it relates to discrete business matters relevant to the Company. Mail addressed to Mr. Mullin that satisfies these screening criteria will be forwarded to him.

     In keeping with the Board’s commitment to sound corporate governance, we have adopted a comprehensive written Code of Ethics that incorporates an effective reporting and enforcement mechanism. The Code of Ethics is applicable to all of our employees, including our Chief Executive Officer, our Chief Financial Officer and our Controller. The Board has adopted the Company’s Code of Ethics as its own standard. Board members, our officers and our employees certify their compliance with our Code of Ethics on an annual basis.

     Our Governance Guidelines and Code of Ethics are posted on our Internet Web site and can be accessed at www.progress-energy.com/investor. This information is available in print to any shareholder who requests it at no charge.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that the following current members of the Board are independent, as that term is defined under the general independence standards contained in the listing standards of the NYSE:

James E. Bostic, Jr. David L. Burner Harris E. DeLoach, Jr. James B. Hyler, Jr. Robert W. Jones W. Steven Jones	E. Marie McKee John H. Mullin, III Charles W. Pryor, Jr. Carlos A. Saladrigas Theresa M. Stone Alfred C. Tollison, Jr.

     Additionally, the Board of Directors has determined that Richard L. Daugherty, who served as a member of the Board during a portion of 2008, was independent as that term is defined under the general independence standards contained in the NYSE’s listing standards. In addition to considering the NYSE’s general independence standards, the Board has adopted categorical standards to assist it in making determinations of independence. The Board’s categorical independence standards are outlined in our Governance Guidelines and are attached to this Proxy Statement as Exhibit B. All directors, former directors and director nominees identified as independent in this Proxy Statement meet these categorical standards.

     In determining that the individuals named above are or were independent directors, the Governance Committee considered their involvement in various ordinary course commercial transactions and relationships. During 2008, Ms. McKee and Messrs. DeLoach and Mullin served as officers and/or directors of companies that have been among the purchasers of the largest amounts of electric energy sold by PEC during the last three preceding calendar years. Messrs. Mullin and Saladrigas are directors of companies that purchase electric energy from PEF. Mr. Robert W. Jones is an employee of Morgan Stanley, which has provided a variety of investment banking services to us during the past several years. Mr. W. Steven Jones serves as a director of a communications technology company that provided services to us in 2008. Mr. Tollison is a former employee of PEC and thus receives a modest pension from us. All of the described transactions were ordinary course commercial transactions conducted at arm’s length. In addition, the Governance Committee considers the relationships our directors have with tax-exempt organizations

PROXY STATEMENT

that receive contributions from the Company. The Governance Committee considered each of these transactions and relationships and determined that none of them was material or affected the independence of the directors involved under either the general independence standards contained in the NYSE’s listing standards or our categorical independence standards.

BOARD, BOARD COMMITTEE AND ANNUAL MEETING ATTENDANCE

     The Board of Directors is currently comprised of thirteen (13) members. The Board of Directors met nine times in 2008. Average attendance of the directors at the meetings of the Board and its committees held during 2008 was 95 percent, and no director attended less than 75 percent of all Board and his/her respective committee meetings held in 2008 except for Mr. Burner, who attended 73 percent of said meetings.

     Our Company expects all directors to attend its annual meetings of shareholders. Such attendance is monitored by the Governance Committee. All directors who were serving as directors as of May 14, 2008, the date of the 2008 Annual Meeting of Shareholders, attended that meeting. Mr. Burner will retire from the Board at the Annual Meeting of Shareholders on May 13, 2009. No decision has been made regarding which nominees will replace him on the various Board committees on which he currently serves; however, we expect to file a Form 8-K regarding the election of any new directors as appropriate.

BOARD COMMITTEES

     The Board of Directors appoints from its members an Executive Committee, an Audit and Corporate Performance Committee, a Governance Committee, a Finance Committee, a Nuclear Project Oversight Committee, an Operations and Nuclear Oversight Committee, and an Organization and Compensation Committee. The charters of all committees of the Board are posted on our Internet Web site and can be accessed at www.progress-energy.com/investor. The charters are available in print to any shareholder who requests them. Additionally, the charter of the Audit and Corporate Performance Committee is included as Exhibit C to this Proxy Statement. The current membership and functions of the standing Board committees, as of December 31, 2008, are discussed below.

Executive Committee

     The Executive Committee is presently composed of one director who is an officer and four nonmanagement directors: Messrs. William D. Johnson—Chair, David L. Burner, Harris E. DeLoach, Jr., E. Marie McKee, John H. Mullin, III, and Ms. Theresa M. Stone. The authority and responsibilities of the Executive Committee are described in our By-Laws. Generally, the Executive Committee will review routine matters that arise between meetings of the full Board and require action by the Board. The Executive Committee held one meeting in 2008.

Audit and Corporate Performance Committee

     The Audit and Corporate Performance Committee (the “Audit Committee”) is presently composed of the following six nonmanagement directors: Ms. Theresa M. Stone—Chair, and Messrs. James E. Bostic, Jr., James B. Hyler, Jr., Charles W. Pryor, Jr., Carlos A. Saladrigas and Alfred C. Tollison, Jr. All members of the committee are independent as that term is defined under the enhanced independence standards for audit committee members contained in the Securities Exchange Act of 1934 and the related rules, as amended, as incorporated into the listing standards of the NYSE. Mr. Saladrigas and Ms. Stone have been designated by the Board as the “Audit Committee Financial Experts,” as that term is defined in the SEC’s rules. The work of the Audit Committee includes oversight responsibilities relating to the integrity of our financial statements, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, performance of the internal audit function and of the independent registered public accounting firm, and the Corporate Ethics Program. The role of the Audit Committee is further discussed under “Report of the Audit and Corporate Performance Committee” below. The Audit Committee held seven meetings in 2008.

Progress Energy Proxy Statement

Corporate Governance Committee

     The Governance Committee is presently composed of the following five nonmanagement directors: Messrs. John H. Mullin, III—Chair/Lead Director, David L. Burner and Harris E. DeLoach and Ms. E. Marie McKee and Ms. Theresa M. Stone. All members of the Governance Committee are independent as that term is defined under the general independence standards contained in the NYSE listing standards. The Governance Committee is responsible for making recommendations to the Board with respect to the governance of the Company and the Board. Its responsibilities include recommending amendments to our Charter and By-Laws, making recommendations regarding the structure, charter, practices and policies of the Board, ensuring that processes are in place for annual Chief Executive Officer performance appraisal and review of succession planning and management development, recommending a process for the annual assessment of Board performance, recommending criteria for Board membership, reviewing the qualifications of and recommending to the Board nominees for election. The Governance Committee is responsible for conducting investigations into or studies of matters within the scope of its responsibilities and to retain outside advisors to identify director candidates. The Governance Committee will consider qualified candidates for director nominated by shareholders at an annual meeting of shareholders, provided, however, that written notice of any shareholder nominations must be received by the Corporate Secretary of the Company no later than the close of business on the 120th calendar day before the date our Proxy Statement was released to shareholders in connection with the previous year’s annual meeting. See “Future Shareholder Proposals” below for more information regarding shareholder nominations of directors. The Governance Committee held three meetings in 2008.

Finance Committee

     The Finance Committee is presently composed of the following six nonmanagement directors: Messrs. David L. Burner—Chair, James B. Hyler, Jr., Robert W. Jones, John H. Mullin, III, Carlos A. Saladrigas, and Ms. Theresa M. Stone. The Finance Committee reviews and oversees our financial policies and planning, financial position, strategic planning and investments, pension funds and financing plans. The Finance Committee also monitors our risk management activities and financial position and recommends changes to our dividend policy and proposed budget. The Finance Committee held four meetings in 2008.

Nuclear Project Oversight Committee (ad hoc)

     The Nuclear Project Oversight Committee is presently composed of the following six nonmanagement directors: Messrs. Charles W. Pryor, Jr.—Chair, Alfred C. Tollison, Jr.—Vice Chair, James E. Bostic, Jr., Harris E. DeLoach, Jr. and W. Steven Jones, and Ms. E. Marie McKee. The Nuclear Project Oversight Committee is an ad hoc committee that serves as the primary point of contact for Board oversight of the construction of new nuclear projects, and advises the Board of construction status, including schedule, cost and legal, legislative and regulatory activities. The Nuclear Project Oversight Committee was formed in December 2008.

Operations and Nuclear Oversight Committee

     The Operations and Nuclear Oversight Committee is presently composed of the following six nonmanagement directors: Messrs. Harris E. DeLoach, Jr.—Chair, James E. Bostic, Jr., W. Steven Jones, Charles W. Pryor, Jr., Alfred C. Tollison, Jr., and Ms. E. Marie McKee. The Operations and Nuclear Oversight Committee reviews our load forecasts and plans for generation, transmission and distribution, fuel procurement and transportation, customer service, energy trading and term marketing, and other Company operations. The Operations and Nuclear Oversight Committee reviews and assesses our policies, procedures, and practices relative to the protection of the environment and the health and safety of our employees, customers, contractors and the public. The Operations and Nuclear Oversight Committee advises the Board and makes recommendations for the Board’s consideration regarding operational, environmental and safety-related issues. The Operations and Nuclear Oversight Committee held three meetings in 2008.

PROXY STATEMENT

Organization and Compensation Committee

     The Organization and Compensation Committee (the “Compensation Committee”) is presently composed of the following six nonmanagement directors: Ms. E. Marie McKee—Chair, Messrs. David L. Burner, Harris E. DeLoach, Jr., Robert W. Jones, W. Steven Jones, and John H. Mullin, III. All members of the Compensation Committee are independent as that term is defined under the general independence standards contained in the NYSE listing standards. The Compensation Committee verifies that personnel policies and procedures are in keeping with all governmental rules and regulations and are designed to attract and retain competent, talented employees and develop the potential of these employees. The Compensation Committee reviews all executive development plans, makes executive compensation decisions, evaluates the performance of the Chief Executive Officer and oversees plans for management succession.

     The Compensation Committee may hire outside consultants, and the Compensation Committee has no limitations on its ability to select and retain consultants as it deems necessary or appropriate. Annually, the Compensation Committee evaluates the performance of its compensation consultant to assess its effectiveness. For 2008, the Compensation Committee retained Hewitt Associates as its executive compensation and benefits consultant to assist the Compensation Committee in meeting its compensation objectives for our Company.

     The Compensation Committee relies on its compensation consultant to advise it on various matters relating to our executive compensation and benefits program. These services include:

  Advising the Compensation Committee on general trends in executive compensation and benefits;

  Performing benchmarking and competitive assessments;

  Designing incentive plans;

  Performing financial analysis of and determining shareholder value drivers; and

  Recommending appropriate performance metrics and financial targets.

     The Compensation Committee has adopted a policy for Pre-Approval of Compensation Consultant Services (the “Policy”). Pursuant to the Policy, the compensation consultant may not provide any services or products to the Company without the express prior approval of the Compensation Committee.

     The Compensation Committee’s chair or the chairman of our Board of Directors may call meetings, other than previously scheduled meetings, as needed. The Compensation Committee may form subcommittees for any purpose that the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation Committee deems appropriate. Appropriate officers of the Company shall provide staff support to the Compensation Committee. John R. McArthur, our Executive Vice President and Corporate Secretary, serves as management’s liaison to the Compensation Committee. William D. Johnson, our Chief Executive Officer, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Compensation Committee regarding those executives’ compensation.

     The Compensation Committee held five meetings in 2008.

Compensation Committee Interlocks and Insider Participation

     None of the directors who served as members of the Compensation Committee during 2008 was our employee or former employee and none of them had any relationship requiring disclosure under Item 404 of Regulation S-K. During 2008, none of our executive officers served on the compensation committee (or equivalent), or the board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

Progress Energy Proxy Statement

DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS
WITH BOARD OF DIRECTORS

Governance Committee

     The Governance Committee performs the functions of a nominating committee. The Governance Committee’s Charter describes its responsibilities, including recommending criteria for membership on the Board, reviewing qualifications of candidates and recommending to the Board nominees for election to the Board. As noted above, the Governance Guidelines contain information concerning the Committee’s responsibilities with respect to reviewing with the Board on an annual basis the qualification standards for Board membership and identifying, screening and recommending potential directors to the Board. All members of the Governance Committee are independent as defined under the general independence standards of the NYSE’s listing standards. Additionally, the Governance Guidelines require that all members of the Governance Committee be independent.

Director Candidate Recommendations and Nominations by Shareholders

     Shareholders should submit any director candidate recommendations in writing in accordance with the method described under “Communications with the Board of Directors” below. Any director candidate recommendation that is submitted by one of our shareholders to the Governance Committee will be acknowledged, in writing, by the Corporate Secretary. The recommendation will be promptly forwarded to the Chair of the Governance Committee, who will place consideration of the recommendation on the agenda for the Governance Committee’s regular December meeting. The Governance Committee will discuss candidates recommended by shareholders at its December meeting and present information regarding such candidates, along with the Governance Committee’s recommendation regarding each candidate, to the full Board for consideration. The full Board will determine whether it will nominate a particular candidate for election to the Board.

     Additionally, in accordance with Section 11 of our By-Laws, any shareholder of record entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board of Directors if that shareholder complies with the notice procedure set forth in the By-Laws and summarized in “Future Shareholder Proposals” below.

Governance Committee Process for Identifying and Evaluating Director Candidates

     The Governance Committee evaluates all director candidates, including those nominated or recommended by shareholders, in accordance with the Board’s qualification standards, which are described in the Governance Guidelines. The Committee evaluates each candidate’s qualifications and assesses them against the perceived needs of the Board. Qualification standards for all Board members include: integrity; sound judgment; independence as defined under the general independence standards contained in the NYSE listing standards and the categorical standards adopted by the Board; financial acumen; strategic thinking; ability to work effectively as a team member; demonstrated leadership and excellence in a chosen field of endeavor; experience in a field of business; professional or other activities that bear a relationship to our mission and operations; appreciation of the business and social environment in which we operate; an understanding of our responsibilities to shareholders, employees, customers and the communities we serve; and service on other boards of directors that would not detract from service on our Board.

Communications with the Board of Directors

     The Board has approved a process for shareholders and other interested parties to send communications to the Board. That process provides that shareholders and other interested parties can send communications to the Board and, if applicable, to the Governance Committee or to specified individual directors, including the Lead Director, in writing c/o John R. McArthur, Executive Vice President and Corporate Secretary, Progress Energy, Inc., P.O. Box 1551, Raleigh, NC 27602-1551.

     We screen mail addressed to the Board, the Governance Committee or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters relevant to the Company. Mail that satisfies these screening criteria is forwarded to the appropriate director.

PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

     This Compensation Discussion and Analysis (“CD&A”) has four parts. The first part describes the Company’s executive compensation philosophy and provides an overview of the compensation program and process. The second part describes each element of the Company’s executive compensation program. The third part describes how the Organization and Compensation Committee of the Company’s Board of Directors (in this CD&A, the “Committee”) applied each element to determine the compensation paid to each of the named executive officers in the Summary Compensation Table on page 40 (the “named executive officers”) for the services they provided to the Company in 2008. For 2008, the Company’s named executive officers were:

  William D. Johnson, Chairman, President and Chief Executive Officer;

  Peter M. Scott III, Executive Vice President and Chief Financial Officer (retired effective September 1, 2008);

  Mark F. Mulhern, Senior Vice President and Chief Financial Officer, effective September 1, 2008 (formerly Senior Vice President-Finance);

  John R. McArthur, Executive Vice President and Corporate Secretary, effective September 1, 2008 (formerly Senior Vice President and General Counsel);

  Jeffrey J. Lyash, President and Chief Executive Officer, Progress Energy Florida, Inc.; and

  Lloyd M. Yates, President and Chief Executive Officer, Progress Energy Carolinas, Inc.

     The fourth part consists of the Compensation Committee’s Report. Following the CD&A are the tables setting forth the 2008 compensation for each of the named executive officers, as well as a discussion concerning compensation for the members of the Company’s Board of Directors. Throughout this CD&A, the Company is at times referred to as “we,” “our” or “us.”

I. COMPENSATION PHILOSOPHY AND OVERVIEW

     We are an integrated electric utility primarily engaged in the regulated utility business. Our executive compensation philosophy is designed to provide competitive and reasonable compensation consistent with the three key principles that we believe are critical to our long-term success as described below:

  Aligning the interests of shareholders and management. We believe that our major shareholders invest in the Company because they believe we can produce average annual total shareholder return in the 7 percent to 10 percent range over a three- to five-year holding period. Total shareholder return is defined as the stock price appreciation plus dividends over the period, divided by the share price at the beginning of the measurement period. Further, our investors do not expect or desire significant volatility in our stock price. Accordingly, our executive compensation program is designed to encourage management to lead our Company in a way that consistently produces earnings per share growth and sustained dividend growth, thus minimizing our stock price volatility.

  Rewarding operating performance results that are consistent with reliable and efficient electric service. We believe that to achieve this goal over the long-term, we must:
  deliver high levels of customer satisfaction;

  operate our systems reliably and efficiently;

Progress Energy Proxy Statement

  maintain a constructive regulatory environment;

  have a productive, engaged and highly motivated workforce;

  meet or exceed our operating plans and budgets;

  be a good corporate citizen; and

  produce value for our investors.

     Therefore, we determine base salary levels and annual incentive compensation based on corporate performance in these areas, along with individual contribution and performance.

  Attracting and retaining an experienced and effective management team. The competition for skilled and experienced management is significant in the utility industry. We believe that the management of our business requires executives with a variety of experiences and skills. We expect the competition for talent to continue to intensify, particularly in the nuclear area, as the industry enters a significant capital expenditure phase and the demand for additional generating capacity increases. To address this issue, we have designed market-based compensation programs that are competitive and are aligned with our corporate strategy.

     Consistent with these principles, the Committee seeks to provide executive officers a compensation program that is competitive in the market place and provides the incentives necessary to motivate the executives to perform in the best interests of the Company and its shareholders. The Committee also believes that it is in the best interests of the Company and its shareholders to have skilled, engaged and high-performing executives who can sustain the Company’s ongoing performance.

     In determining an individual executive officer’s compensation opportunity, the Committee believes that the compensation opportunity must be competitive within the marketplace for the specific role of the particular executive officer. As such, the compensation opportunities vary significantly from individual to individual based on the specific nature of the executive position. For example, our Chief Executive Officer is responsible for the overall performance of the Company and, as such, his position has a greater scope of responsibility than our other executive positions. Additionally, from a market analysis standpoint, the position of chief executive officer receives a greater compensation opportunity than other executive positions. The Committee therefore sets our Chief Executive Officer’s compensation opportunity at levels that reflect the responsibilities of his position and the Committee’s expectations. To establish the appropriate compensation opportunity for each executive officer, the Company seeks to balance the value of the various elements of compensation to the Company against the perceived value of those elements to the executive officer.

PROXY STATEMENT

COMPENSATION PROGRAM STRUCTURE

     The table below summarizes the current elements of our executive compensation program.

Short- or
Long-Term
Element	Brief Description	Primary Purpose	Focus
Base Salary	Fixed compensation. Annual merit increases reward performance.	Aids in attracting and retaining executives and rewards operating performance results that are consistent with reliable and efficient electric service.	Short-term (annual)
Annual Incentive	Variable compensation based on achievement of annual performance goals.	Rewards operating performance results that are consistent with reliable and efficient electric service.	Short-term (annual)
Long-Term Incentives — Performance Shares	Variable compensation based on achievement of long-term performance goals.	Align interests of shareholders and management and aid in attracting and retaining executives.	Long-term
Long-Term Incentives — Restricted Stock/Restricted Stock Units	Fixed compensation based on target levels. Service-based vesting.	Align interests of shareholders and management and aid in attracting and retaining executives.	Long-term
Supplemental Senior Executive Retirement Plan	Formula-based compensation, based on salary, bonus and eligible years of service.	Aids in attracting and retaining executive officers.	Long-term
Management Change-In-Control Plan	Elements based on specific plan eligibility.	Aligns interests of shareholders and management and aids in (i) attracting executives; and (ii) retaining executives during transition following a change-in-control.	Long-term
Employment Agreements	Define Company’s relationship with its executives and provide protection to each of the parties.	Aid in attracting and retaining executives.	Long-term
Executive Perquisites	Personal benefits awarded outside of base salaries.	Aid in attracting and retaining executives.	Short-term (annual)
Other Broad-Based Benefits	Employee benefits such as health and welfare benefits, 401(k) and pension plan.	Aid in attracting and retaining executives.	Both Short- and Long-term
Deferred Compensation	Provides executives with tax deferral options in addition to those available under our qualified plans.	Aids in attracting and retaining executives.	Long-term

     The Committee believes the various compensation program elements:

  link compensation with our short-term and long-term success by using operating and financial performance measures in determining payouts for annual and long-term incentive plans;

Progress Energy Proxy Statement

  align management interests with investor expectations by rewarding executives for delivering long-term total shareholder return;

  attract and retain executives by maintaining compensation that is competitive with our peer group;

  foster effective teamwork and collaboration between executives working in different areas to support our core values, strategy and interests;

  balance the perceived value of compensation elements to our executives with our actual cost;

  comply in all material respects with applicable laws and regulations; and

  can be readily understood by us, the Committee, our executives and our shareholders, and provide ease of administration.

PROGRAM ADMINISTRATION

     Our executive compensation program is administered by the Committee, which is composed of six independent directors (as defined under the NYSE corporate governance rules). Members of the Committee currently do not receive compensation under any compensation program in which our executive officers participate. For a discussion of director compensation, see the “Director Compensation” section on page 68 of this Proxy Statement.

     The Committee’s charter authorizes the Committee to hire outside consultants, and the Committee has no limitations on its ability to select and retain consultants as it deems necessary or appropriate. The Committee evaluates the performance of its compensation consultant annually to assess the consultant’s effectiveness in assisting the Committee with implementing the Company’s compensation program and principles. In November 2007, the Committee retained Hewitt Associates (“Hewitt”) as its independent executive compensation and benefits consultant to assist the Committee in meeting its compensation objectives for our Company. Under the terms of its engagement, Hewitt reports directly to the Committee. Throughout the remainder of this CD&A, the term “compensation consultant” refers to Hewitt unless otherwise noted.

     The Committee relies on its compensation consultant to advise it on various matters relating to our executive compensation and benefits program. These services include:

  advising the Committee on general trends in executive compensation and benefits;

  performing benchmarking and competitive assessments;

  designing incentive plans;

  performing financial analysis of and determining shareholder value drivers; and

  recommending appropriate performance metrics and financial targets.

Hewitt has not in 2009, and did not in 2008, provide any services or products to the Company other than those that are related to the Company’s executive compensation and benefits program.

PROXY STATEMENT

     Our executive officers meet with the compensation consultant to ensure the consultant understands the Company’s business strategy. In addition, the executive officers ensure that the Committee receives administrative support and assistance, and make recommendations to the Committee to ensure that compensation plans are aligned with our business strategy and meet the principles described above. John R. McArthur, our Executive Vice President, serves as management’s liaison to the Committee. Our executive officers and other Company employees provide the consultant with information regarding our executive compensation plans and benefits and how we administer them on an as-needed basis. William D. Johnson, our Chief Executive Officer, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Committee regarding those executives’ compensation. The Committee conducts annual performance evaluations of Mr. Johnson.

COMPETITIVE POSITIONING PHILOSOPHY

     The Committee’s compensation philosophy is to establish target compensation opportunities near the 50th percentile of the market, with flexibility to pay higher or lower amounts based on individual and corporate performance. The Committee believes that this philosophy is aligned with our executive compensation objective of linking pay to actual performance.

     Progress Energy, a regulated electric utility holding company, is considered to be part of the broader industry classification of electric utilities. The Company is included in several well publicized indices, including the S&P electric index and the Philadelphia utility index. Over the past decade, as deregulation has occurred in several geographic areas of the United States, the investor community has separated the utility industry into a number of subsectors. The two main themes of separation are 1) in which aspect of the value chain does the company participate: generation, transmission and/or delivery, and 2) how much of its business is governed by rate-of-return regulation as opposed to competitive markets. Thus, the industry now has subsectors identified frequently as competitive merchant, regulated delivery, regulated integrated, and unregulated integrated (typically state-regulated delivery and unregulated generation). Each of these subsectors typically differs in financial performance and market valuation characteristics such as earnings multiples, earnings growth prospects and dividend yields.

     Progress Energy generally is identified as being in the regulated integrated subsector. This means Progress Energy and its peer companies are primarily rate-of-return regulated, operate in the full range of the value chain, and typically have requirements to serve all customers under state utility regulations. Other companies that are similar to us from a business model perspective and that are generally categorized in our subsector include companies like Southern Company, Duke Energy, SCANA, Xcel and PG&E. The Committee, therefore, monitors companies like these in comparing and evaluating Progress Energy’s financial performance for investors and compensation for executives.

     On an annual basis, the Committee’s compensation consultant provides the Committee with a written analysis comparing base salaries, annual incentives and long-term incentives of our executive officers to compensation opportunities provided to executive officers of our peers. For 2008, the Committee approved the use of a peer group consisting of 18 integrated utilities (that is, utilities that have transmission, distribution and generation assets). The peer group was chosen based on many factors including revenue, market capitalization and percentage of regulated assets to total assets; the peer group also consists of the companies with which we primarily compete for executive talent. The table below lists the companies in the peer group we use for benchmarking purposes.

Allegheny Energy, Inc.	Edison International	Pinnacle West Capital Corporation
Ameren Corporation	Entergy Corporation	PPL Corporation
American Electric Power Company, Inc.	Exelon Corporation	SCANA Corporation
Dominion Resources, Inc.	FirstEnergy Corporation	Southern Company
DTE Energy Company	PG&E Corporation	Xcel Energy, Inc.
Duke Energy Corporation	FPL Group, Inc.	TECO Energy

Progress Energy Proxy Statement

     The Committee believes this peer group is appropriate for overall compensation comparisons because it reflects the most appropriate and comparable employment markets for our executive officers. The Committee will continue to evaluate and monitor the peer group to ensure that it remains appropriate for such comparisons.

SECTION 162(m) IMPACTS

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits, with certain exceptions, the amount a publicly held company may deduct each year for compensation over $1 million paid or accrued with respect to its chief executive officer and any of the other three most highly compensated officers (excluding the chief financial officer). Certain performance-based compensation is, however, specifically exempt from the deduction limit. To qualify as performance-based, compensation must be paid pursuant to a plan that is:

  administered by a committee of outside directors;

  based on achieving objective performance goals; and

  disclosed to and approved by the shareholders.

     The Committee considers the impact of Section 162(m) when designing executive compensation elements and attempts to minimize nondeductible compensation. However, the Committee bases its compensation decisions on the compensation principles discussed above, not on Section 162(m). The Committee believes the current design of our compensation program effectively links pay to performance and provides appropriate flexibility in determining amounts to be awarded. Therefore, the Committee has not adopted a policy requiring that executive compensation be deductible under Section 162(m).

STOCK OWNERSHIP GUIDELINES

     To align the interests of our executives with the interests of shareholders, the Board of Directors adopted stock ownership guidelines for all executive officers. The guidelines are designed to ensure that our management maintains a personal stake in the Company through a significant equity investment in the Company. The guidelines require each senior executive to own a multiple of his or her base salary in the form of Company common stock within five years of assuming his or her position. The required levels of ownership are designed to reflect the increasing levels of responsibility that the executive positions entail.

     In late 2008, the Committee requested the compensation consultant to benchmark the Company’s stock ownership guidelines to the current market. The benchmarking compared both the position levels and the multiples in our guidelines to those of the peer group and general industry designs. The benchmarking indicated that the Company’s guidelines were “at market” with respect to ownership levels, the types of equity that count toward ownership, and the timeframe for compliance. To further strengthen the alignment of the interest of executives with those of our shareholders, the Board approved, on the Committee’s recommendation, increasing the stock ownership for the executive officer position as shown in the table below. The stock ownership guidelines for our executive officer positions are shown in the table below:

	2008 Stock Ownership	2009 Stock Ownership
Position Level	Guidelines	Guidelines
Chief Executive Officer	4.0 times Base Salary	5.0 times Base Salary
Chief Operating Officer	3.5 times Base Salary	4.0 times Base Salary
Chief Financial Officer	2.5 times Base Salary	3.0 times Base Salary
Presidents/Executive Vice Presidents/
Senior Vice Presidents	2.5 times Base Salary	3.0 times Base Salary

PROXY STATEMENT

     For purposes of meeting the applicable guidelines, the following are considered as common stock owned by an executive: (i) shares owned outright by the executive; (ii) stock held in any defined contribution, Employee Stock Ownership Plan or other stock-based plan; (iii) performance shares/units or phantom stock deferred under an annual incentive or base salary deferral plan; (iv) performance shares/units or phantom stock earned and deferred in any long-term incentive plan account; (v) vested and unvested restricted stock awards and restricted stock units; and (vi) stock held in a family trust or immediate family holdings.

     As of February 28, 2009, our named executive officers were in compliance with the guidelines (see Management Ownership table on page 7 of this Proxy Statement for specific details).

II. ELEMENTS OF COMPENSATION

     The various elements of our executive compensation program described above under the caption “Compensation Program Structure” on page 18 are designed to meet the three key principles described under the caption “Compensation Philosophy and Overview” on page 16 of this Proxy Statement. We have designed an allocation of long-term to short-term compensation that reflects the job responsibilities of the executive and provides an incentive for the executive to maximize his or her contribution to the Company. In general, we believe that the more senior an executive’s position, the greater responsibility and influence he or she has regarding the long-term strategic direction of the Company. Thus, the Chief Executive Officer’s target long-term compensation is designed to account for approximately two-thirds of his total compensation package. By comparison, Senior Vice Presidents’ target long-term compensation is designed to constitute approximately one-half of their total compensation packages. Under this approach, executives who bear the most responsibility for and influence over the Company’s long-term performance receive compensation packages that provide greater incentives to achieve the Company’s long-term objectives.

     The table below shows the mix of short-term and long-term incentive awards to each named executive officer for 2009. Percentages for incentives are expressed as a percentage of base salary. Additional elements of compensation are discussed further in this section.

		Short-Term	Long-Term Incentive
		(annual)	Targets		Total
Named Executive	Base Salary	Incentive	Performance	Restricted	Incentive
Officer[1]	(as of 1/1/09)	Target[2]	Shares[3]	Stock	Target
William D. Johnson	$950,000	85%	233%	117%	435%
Mark F. Mulhern	$385,000	55%	117%	58%	230%
John R. McArthur	$480,000	55%	117%	58%	230%
Jeffrey J. Lyash	$445,000	55%	117%	58%	230%
Lloyd M. Yates	$440,000	55%	117%	58%	230%

     1 Table includes only those named executive officers who were employees of the Company on January 1, 2009. (Mr. Scott retired effective September 1, 2008.)

     2 Annual incentive can range from 0%-200% of target.

     3 Performance shares may be awarded up to 125% of target and payouts can range from 0%-200% of grant.

     To assess overall compensation, the Committee utilizes tally sheets that provide a summary of the elements of compensation for each senior executive. The tally sheets show the entire range of potential compensation opportunities, including the increase in the annual accrued value of the Supplemental Senior Executive Retirement Plan and a summary of compensation paid to the executive for each of the previous

Progress Energy Proxy Statement

three years. The Committee reviews the estimated values of vested and unvested balances of accumulated long-term incentives that have been awarded to each senior executive. The Committee also uses tally sheets in adjusting annual compensation and long-term incentive awards to reflect its level of satisfaction with a particular executive’s job performance.

     Each of the elements of our current executive compensation program is described below.

1. BASE SALARY

     The primary purposes of base salaries are to aid in attracting and retaining executives and to reward operating performance results that are consistent with reliable and efficient electric service. Base salary levels are established based on data from the utility peer group identified above and consideration of each executive officer’s skills, experience, responsibilities and performance. In evaluating base salaries, the Committee also considers the fact that an individual’s base salary impacts other compensation elements, including the annual incentive, long-term incentives and Supplemental Senior Executive Retirement Plan benefits, because the target amounts for each of those elements are expressed as a percentage of annual base salary earnings. Market compensation levels are used to assist in establishing each executive’s job value (commonly called the midpoint at other companies). Job values serve as our primary market reference for determining base salaries.

     Each year, the compensation consultant provides the market values for our executive officer positions. Based, in part, on these market values and, in part, on the executives’ achievement of individual and Company goals, the Chief Executive Officer then recommends to the Committee base salary adjustments for our executive officers (excluding himself). The Committee reviews the proposed base salaries, adjusts them as it deems appropriate based on the executives’ achievement of individual and Company goals and market trends that result in changes to job values, and approves them in the first quarter of each year. The Committee meets in executive session with the compensation consultant to review and establish the Chief Executive Officer’s base salary.

     The Committee’s compensation philosophy is to consider market values near the 50th percentile of the market for our peer group. The Committee may choose to set base salaries at a higher percentile of the market to address such factors as competition, retention, succession planning, and the uniqueness and complexity of a position; however, on average, base salaries of the named executive officers for 2008 were 6.6 percent below those of our peer group. This was primarily due to management changes that occurred in late 2007 and in 2008. While our current named executive officers have significant experience and tenure with the Company, they, as a group, have less tenure in their current positions than did our named executive officers for 2007. The positions that these newer named executive officers previously held tended to provide a lower overall compensation level than do their current positions. The Committee expects that over time, the average base salary percentile will continue to target the market median. We discuss how individual named executive officers’ base salaries compare to the targeted benchmark in “2008 COMPENSATION DECISIONS” on page 35 below.

2. ANNUAL INCENTIVE

     We sponsor the Management Incentive Compensation Plan (“MICP”), an annual cash incentive plan, in which our executives participate. Annual incentive opportunities are provided to executive officers to promote the achievement of annual performance objectives. MICP targets are based on a percentage of each executive’s base salary and are intended to offer target award opportunities that approximate the 50th percentile of the market for our peer group. For 2008, all MICP targets for our named executive officers were at or below the 50th percentile.

PROXY STATEMENT

     Each year, the Committee establishes the threshold, target and outstanding levels for the performance measures applicable to the named executive officers. The specific performance levels are established based on the Company’s annual goals and objectives for corporate earnings per share and business unit earnings before interest, taxes, depreciation and amortization (“EBITDA”). The specific performance targets established by the Committee for 2008 are set forth below in the section captioned “2008 COMPENSATION DECISIONS” on page 35 below. Each performance measure is assigned a weight based on the relative importance of that measure to the Company’s performance. During the year, updates are provided to the Committee on the Company’s performance as compared to the performance measures. The MICP’s performance targets are designed to align with our financial plan and are intended to appropriately motivate the named executive officers to achieve the desired corporate financial objectives. Effective January 1, 2010, the legal entity EBITDA performance measure will be replaced by legal entity earnings.

     The determination of the annual MICP award that each named executive officer receives has two steps: 1) funding the MICP awards; and 2) determining individual MICP awards. First, the Committee determines the total amount that will be made available to fund MICP awards to managers and executives, including the named executive officers. To determine the total amount available to fund all MICP awards, we calculate an amount for each MICP participant by multiplying each participant’s base salary by a performance factor (based on the sum of a participant’s weighted target award achievements). The performance factor ranges between 0 and 200 percent of a participant’s target award, depending upon the results of each applicable performance measure. The sum of these amounts for all participants is the total amount of funds available to pay to all participants, including the named executive officers. Effective January 1, 2008, the Company increased the number of MICP participants to include all supervisors. The supervisors were added to increase accountability for all levels of the Company’s management team and to better align compensation with management performance.

     For 2008, the named executive officers’ performance measures under the MICP were weighted among earnings per share and EBITDA as follows:

		Performance Measures
		(Relative Percentage Weight)
		Company
Named Executive	Target	Earnings	PEC	PEF
Officer	Opportunity	Per Share	EBITDA	EBITDA
William D. Johnson	85%	100%	—	—
Peter M. Scott III (through August 31, 2008)	63%	100%
Mark F. Mulhern (through August 31, 2008)[1]	45%	100%	—	—
Mark F. Mulhern (effective September 1, 2008)[1]	55%	100%	—	—
John R. McArthur (through August 31, 2008)[2]	45%	100%	—	—
John R. McArthur (effective September 1, 2008)[2]	55%	100%	—	—
Jeffrey J. Lyash	55%	45%	—	55%
Lloyd M. Yates	55%	45%	55%	—

     1 Mr. Mulhern’s performance measure opportunities and relative weights under the MICP were adjusted effective September 1, 2008, to reflect his becoming the Company’s Senior Vice President and Chief Financial Officer. Mr. Mulhern’s MICP award for 2008 was prorated to reflect the proportion of time served in his respective roles.

     2 Mr. McArthur’s performance measure opportunities and relative weights under the MICP were adjusted effective September 1, 2008, to reflect his becoming the Company’s Executive Vice President. Mr. McArthur’s MICP award for 2008 was prorated to reflect the proportion of time served in his respective roles.

Progress Energy Proxy Statement

     Second, the Committee utilizes discretion to determine the MICP award to be paid to each executive. This determination is based on the executive’s target award opportunity, the degree to which the Company achieved certain goals, and the executive’s individual performance based on achieving individual goals and operating performance results.

     As allowed by the MICP, the Committee uses discretion to adjust funding amounts up or down depending on factors that it deems appropriate, such as storm costs and other nonrecurring items including impairments, restructuring costs, and gains/losses on sales of assets. The Committee uses ongoing earnings per share as defined and reported by the Company in its annual earnings release. With respect to 2008, the Committee exercised discretion for the three performance measures—earnings per share, PEC EBITDA, and PEF EBITDA. The Committee adjusted earnings per share results upward by $0.01 to account for the impact of regulatory amortization. The Committee adjusted the PEC EBITDA results upward by $9 million to reflect the impact of unfavorable weather. The Committee also adjusted the PEF EBITDA upward by $22 million to reflect the impact of unfavorable weather. These adjustments resulted in earnings per share, PEC EBITDA and PEF EBITDA performance at 130 percent, 59 percent and 83 percent of target, respectively.

     The Company will seek shareholder approval of the Progress Energy 2009 Executive Incentive Plan (the “EIP”), an annual cash incentive plan for the Company’s named executive officers, at its 2009 Annual Meeting of Shareholders. The EIP is intended to enable the Company to preserve the tax deductibility of incentive awards under Section 162(m) of the Internal Revenue Code, as amended, to the extent practicable. If the EIP is approved by our shareholders, the Committee will establish an unfunded incentive pool for each performance period and will allocate a specified percentage or other amount of the incentive pool for each named executive officer. The Committee may reduce the amount payable to a participant according to business factors determined by the Committee, including the performance measures under the MICP. Awards will be earned based upon the achievement of performance measures approved by the Committee.

3. LONG-TERM INCENTIVES

     The 2007 Equity Incentive Plan (the “Equity Incentive Plan”) was approved by our shareholders in 2007 and allows the Committee to make various types of long-term incentive awards to Equity Incentive Plan participants, including the named executive officers. The awards are provided to the named executive officers to align the interests of each executive with those of the Company’s shareholders. Long-term incentive awards are intended to offer target award opportunities that approximate the 50th percentile of the peer group. Under the Equity Incentive Plan, awards may be granted in any combination of options, restricted stock, restricted stock units, performance shares or any other right or option payable in the form of stock. Currently, the Committee utilizes only two types of equity-based incentives: restricted stock units and performance shares.

     The Committee has determined that to accomplish our compensation program’s purposes effectively, equity-based awards should consist of one-third restricted stock units and two-thirds performance shares. This allocation reflects the Committee’s strategy of utilizing long-term incentives to retain officers, align officers’ interests with those of the Company’s shareholders and drive specific financial performance. Performance shares are intended to focus executive officers on the multi-year sustained achievement of financial goals. To that end, the Committee links the number of performance shares earned to the level of performance of the Company over a three-year period. Restricted stock units are service-based and provide an opportunity for the executive officer’s interests to be further aligned with shareholder interests if the executive remains with the Company long enough for the restricted stock units to vest. The form of Restricted Stock Unit Agreement under the Equity Incentive Plan was amended in 2008 to allow restricted stock units that were issued to the named executive officers to vest in one-third increments in each of the first, second and third years following the grant date.

PROXY STATEMENT

     The table below shows the 2008 long-term incentive targets for each of the named executive officer’s positions.

Long-Term Incentive Award Target1

	Performance	Restricted Stock
	Shares	Units
	Target Award	Target Award
Position[2]	2008	2008
Chief Executive Officer	233%	117%
Executive Vice President	117%	58%
Chief Financial Officer[3]	117%	58%
Presidents, PEC and PEF	117%	58%
Senior Vice Presidents	100%	50%

     1 Target award amounts are expressed as percentages of base salaries for the listed positions.

     2 Position held at Progress Energy, Inc. unless otherwise noted.

     3 Targets in the table above are those of Mr. Mulhern, our Chief Financial Officer, effective September 1, 2008. Targets for Mr. Scott, who served as our Chief Financial Officer until September 1, 2008, were set pursuant to Mr. Scott’s 2005 Amended Employment Agreement and were 165% and 85% for Performance Shares and Restricted Stock Units, respectively.

     In determining long-term incentive targets, the Committee may choose to establish targets at a higher percentile of the market to address such factors as competition, retention, succession planning and the uniqueness and complexity of a position; however, on average, the targets established for the named executive officers for 2008 were 15% lower than those of our peer group. The Committee expects that, over time, the long-term incentive opportunities will continue to approximate the 50th percentile of the peer group. We discuss how individual named executive officers’ long-term incentive targets compared to the targeted benchmarks in “2008 COMPENSATION DECISIONS” on page 35 below.

     Grants of equity-based awards typically occur in the first quarter, after the annual earnings release. This timing allows current financial information to be fully disclosed and publicly available prior to any grants.

     After October 2004, we ceased granting stock options. All previously granted stock options remain valid in accordance with their terms and conditions.

Performance Shares

     The Performance Share Sub-Plan (“PSSP”) authorizes the Committee to issue performance shares to executives as selected by the Committee in its sole discretion. The value of a performance share is equal to the value of a share of the Company’s common stock, and performance share awards are paid in Company common stock. The performance period for a performance share is the three-consecutive-calendar-year period beginning in the year in which it is granted. The closing stock price on the last trading day of the year prior to the beginning of the performance period is used to calculate the number of performance shares issued to each participant. The Committee may exercise discretion in determining the size of each performance share grant, with the maximum grant size at 125 percent of target. In 2008, the Committee did not exercise this discretion with respect to any grant of the named executive officers.

Progress Energy Proxy Statement

2007 Performance Share Sub-Plan

     The PSSP, as redesigned in 2007 (the “2007 PSSP”), provides for an adjusted measure of total shareholder return to be utilized as the sole measure for determining the amount of a performance share award upon vesting. The Committee and management designed the total shareholder return performance measure to be calculated assuming a constant price to earnings ratio, which would be set at the beginning of each grant’s performance period. The performance measure also uses the Company’s publicly reported ongoing earnings as the earnings component for determining performance share awards. The Committee chose this method, which we will refer to as “Total Business Return,” as the sole performance measure to support its desire to better align the long-term incentives with the interests of our shareholders and to emphasize our focus on dividend and earnings per share growth. The performance measures for the performance shares granted in 2008 are shown in the table below.

		Threshold	Target	Outstanding
Total Business Return*	<5%	5%	8%	11% or >
% of Target Award Earned	0%	25%	100%	200%

     * Total shareholder return, adjusted to reflect a constant price to earnings ratio set at January 1 of the grant year and to reflect the Company’s ongoing earnings per share for each year of the performance period.

     The Committee established the performance share target and outstanding measures at 8 percent and 11 percent, respectively, to reflect the financial performance that we publicly disclosed as the combined targeted growth rate for earnings per share and dividends. Additionally, the Committee retained the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the Total Business Return do not appropriately reflect the Company’s actual performance.

     In 2007, the Committee also approved a transition plan designed to bridge the prior long-term incentive plan to the redesigned long-term incentive plan. Under the transition plan, the Committee awarded interim grants of performance units to our officers (the “Transitional Grants”) in addition to the annual 2007 performance share grant. Transitional Grants were determined using the same Total Business Return measure as the annual grants described above.

     The Transitional Grants consisted of two separate grants, with one that vested in 2008 and one that will vest in 2009. The size of the grant awarded to each of the named executive officers was equal to such officer’s revised PSSP long-term incentive target for 2007. The transition plan provides that any award from the Transitional Grants will be reduced by awards, if any, from the outstanding 2005 and 2006 performance share grants vesting in the same year that the Transitional Grants vest. Based on the performance results calculated under the terms of the PSSP, the Company did not make a payout in 2008 in connection with the performance shares that were issued in 2005. (Based on current relative performance expectations, the Company does not expect to make a payout in connection with the performance shares that were issued in 2006, and will vest in 2009.) Under the terms of the Transitional Grants, the actual payout opportunity ranges from 0 percent to 200 percent of the grant, based on our performance. With respect to performance shares granted after 2006, the Committee retains the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the Total Business Return do not appropriately reflect the Company’s actual performance.

2009 Performance Share Sub-Plan (the “2009 PSSP”)

     In early 2009, the Committee, along with its executive compensation consultant, concluded that the PSSP should be further modified to better align it with the prevailing structure of the long-term incentive plans of companies in the performance peer group we use for benchmarking compensation and to improve its alignment

PROXY STATEMENT

with the Company’s goals. The 2009 PSSP includes a three-year performance period, and performance shares accrue quarterly dividend equivalents, which are reinvested in additional shares. Shares vest on January 1 following the end of a three-year performance period and are paid out in Company common stock.

     The modifications to the 2009 PSSP use two equally weighted performance measures: relative total shareholder return (TSR) and earnings growth. By using a combination of relative (TSR) and absolute (earnings growth) performance measures, the 2009 PSSP allows the Committee to consider the Company’s performance as compared to our peers’, and management’s achievement of internal goals.

  TSR is defined as the appreciation or depreciation in the value of the stock, plus dividends paid during the year, divided by the closing value of the stock on the last trading day of the preceding year.

  Earnings growth is based on the Company’s ongoing annual earnings per share (EPS). The ongoing EPS is determined in accordance with the Company’s “Policy for Press Release Earnings Disclosure.”

     The Committee selected a highly regulated peer group for the PSSP awards comprised of highly regulated companies with a business strategy similar to ours. In addition, the peer group was selected based on other factors including revenues, market capitalization, enterprise value and percent of regulated earnings. The table below lists the companies in the peer group.

Alliant Energy Corp	Great Plains	SCANA Corporation
American Electric Power Company, Inc.	NV Energy	Southern Company
Consolidated Edison Inc.	PG&E Corporation	Westar Energy Inc.
DPL Inc.	Pinnacle West Capital Corporation	Wisconsin Energy Corp.
Duke Energy Corporation	Portland General Electric	Xcel Energy Inc.

     This peer group differs from the peer group the Committee uses for purposes of benchmarking compensation, which is a broader group that represents those companies with which we primarily compete for executive talent. That group includes companies that are not regulated integrated utilities. The Committee believes that for purposes of our long-term incentive plan, it is more appropriate to use a peer group comprised of companies that derive a significant percentage of their earnings from regulated businesses.

Restricted Stock and Restricted Stock Units

     The restricted stock component of the current long-term incentive program helps us retain executives and aligns the interests of management with those of our shareholders and management by rewarding executives for increasing shareholder value. In 2007, the Committee began issuing restricted stock units rather than restricted stock. The restricted stock units provide the same incentives and value as restricted stock, but are more flexible and cost effective for the Company. Executive officers typically receive a grant of service-based restricted stock units in the first quarter of each year. The size of each grant is based on the executive officer’s target and determined using the closing stock price on the last trading day prior to the Committee’s action. The Committee establishes target levels based on the peer group information discussed under the caption “Competitive Positioning Philosophy” on page 20 above. The 2008 restricted stock unit targets for the named executive officer positions are shown in the “Long-Term Incentive Award Target” table on page 26 above. The restricted stock units pay quarterly cash dividend equivalents equal to the amount of any dividends paid on our common stock. The Committee believes that the service-based nature of restricted stock units is effective in retaining an experienced and capable management team.

Progress Energy Proxy Statement

     The Equity Incentive Plan provides that, upon a named executive officer’s retirement, the Committee may vest his restricted stock awards in its discretion. In exercising its discretion, the Committee considers many factors, such as the named executive officer’s:

  assistance in the succession planning process;

  level of contribution to the Company; and

  tenure with the Company.

The Committee has not set specific criteria by which it would exercise discretion to vest retiring named executive officers’ restricted stock awards units but rather considers discretionary vesting on a case-by-case basis. Discretionary vestings of restricted stock units that were approved by the Committee during 2008 are discussed in “2008 COMPENSATION DECISIONS” on page 35 below.

     The Committee also may issue ad hoc grants of restricted stock units to executives in its discretion. Restrictions on ad hoc grants can be performance-based or service-based at the Committee’s discretion. The Committee did not award any ad hoc grants to the named executive officers during 2008.

4. SUPPLEMENTAL SENIOR EXECUTIVE RETIREMENT PLAN

     We sponsor the Supplemental Senior Executive Retirement Plan (“SERP”), which provides a supplemental, unfunded pension benefit for executive officers who have at least 10 years of service and at least three years of service on our Senior Management Committee. Currently, 10 executive officers participate in the SERP. The SERP is designed to provide pension benefits above those earned under our qualified pension plan. Current tax laws place various limits on the benefits payable under our qualified pension, including a limit on the amount of annual compensation that can be taken into account when applying the plan’s benefit formulas. Therefore, the retirement incomes provided to the named executive officers by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. To make up for this shortfall and to maintain the market-competitiveness of the Company’s executive retirement benefits, we maintain the SERP for executive officers, including the named executive officers.

     The SERP defines covered compensation as annual base salary plus the annual cash incentive award. The qualified plans define covered compensation as base salary only. The Committee believes it is appropriate to include annual cash incentive awards in the definition of covered compensation for purposes of determining pension plan benefits for the named executive officers to ensure that the named executive officers can replace in retirement a portion of total compensation similar to the portion replaced for other employees who participate in the Company’s pension plan. This approach takes into account the fact that base pay alone comprises a relatively smaller percentage of a named executive officer’s total compensation than of other Company employees’ total compensation.

     The Committee believes that the SERP is a valuable and effective tool for attraction and retention due to its vesting requirements and its significant benefit. Total years of service attributable to an eligible executive officer may consist of actual or deemed years. The Committee grants deemed years of service on a case-by-case basis depending upon our need to attract and retain a particular executive officer. Except for Mr. McArthur, all of our named executive officers are fully vested in the SERP.

     Payments under the SERP are made in the form of an annuity, payable at age 65. For those executives who were SERP participants as of December 31, 2008, the monthly SERP payment is calculated using a formula that equates to 4 percent per year of service (capped at 62 percent) multiplied by the average monthly eligible pay for the highest completed 36 months of eligible pay within the preceding 120-month period. Eligible pay includes base salary and annual incentive. (For those executives who became SERP participants on or after January 1, 2009, the target benefit percentage is 2.25 percent rather

PROXY STATEMENT

than 4 percent per year of service. None of the named executive officers for 2008 are subject to the new benefit percentage.) Benefits under the SERP are fully offset by Social Security benefits and by benefits paid under our qualified pension plan. An executive officer who is age 55 or older with at least 15 years of service may elect to retire and commence his or her SERP benefit prior to age 65. The early retirement benefit will be reduced by 2.5% for each year the participant receives the benefit prior to reaching age 65.

5. MANAGEMENT CHANGE-IN-CONTROL PLAN

     We sponsor a Management Change-In-Control Plan (the “CIC Plan”) for selected employees. The purpose of the CIC Plan is to retain key management employees who are critical to the success of any transition resulting from a change-in-control (“CIC”) of the Company. Providing such protection to executive officers in general minimizes disruption during a pending or anticipated CIC. Under our CIC Plan, we generally define a CIC as occurring at the earliest of the following:

  the date any person or group becomes the beneficial owner of 25 percent or more of the combined voting power of our then outstanding securities; or

  the date a tender offer for the ownership of more than 50 percent of our then outstanding voting securities is consummated; or

  the date we consummate a merger, share exchange or consolidation with any other corporation or entity, regardless of whether we are the surviving company, unless our outstanding securities immediately prior to the transaction continue to represent more than 60 percent of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; or

  the date, when, as a result of a tender offer, exchange offer, proxy contest, merger, share exchange, consolidation, sale of assets or any combination of the foregoing, the directors serving as of the effective date of the change-in-control plan, or elected thereafter with the support of not less than 75 percent of those directors, cease to constitute at least two-thirds (2/3) of the members of the Board of Directors; or

  the date that our shareholders approve a plan of complete liquidation or winding-up or an agreement for the sale or disposition by us of all or substantially all of our assets; or

  the date of any other event that our Board of Directors determines should constitute a CIC.

The purposes of the CIC Plan and the levels of payment it provides are designed to:

  ensure business continuity during a transition and thereby maintain the value of the acquired company;

  allow executives to focus on their jobs by easing termination concerns;

  demonstrate the Company’s commitment to its executives;

  reward executives for their role in executing a transition and, if appropriate, align awards with the new company’s performance;

  recognize the additional stress, efforts and responsibilities of employees during periods of transition; and

  keep executives in place and provide them with severance only if a CIC transaction is completed.

Progress Energy Proxy Statement

     The Committee has the sole authority and discretion to designate employees and/or positions for participation in the CIC Plan. The Committee has designated certain positions, including all of the named executive officer positions, for participation in the CIC Plan. Participants are not eligible to receive any of the CIC Plan’s benefits absent both a CIC of the Company and an involuntary termination of the participant’s employment without cause, including voluntary termination for good reason. Good reason termination includes changes in employment circumstances such as:

  a reduction of base salary or incentive targets;

  certain reductions in position or scope of authority;

  a significant change in work location; or

  a breach of provisions of the CIC Plan.

     Rather than allowing benefit amounts to be determined at the discretion of the Committee, the CIC Plan has specified multipliers designed to be attractive to the executives and competitive with current market practices. With the assistance of its executive compensation and benefits consultant, the Committee has reviewed the benefits provided under the CIC Plan to ensure that they meet the Company’s needs, are reasonable and fall within competitive parameters. The Committee has determined that the current multipliers are needed for the CIC Plan to be effective at meeting the goals described above.

     The CIC Plan provides separate tiers of severance benefits based on the position a participant holds within our Company. The continuation of health and welfare benefits coverage and the degree of excise tax gross-up for terminated participants align with the length of time during which they will receive severance benefits.

     The following table sets forth the key provisions of the CIC Plan benefits as it relates to our named executive officers:

	Tier I	Tier II
Eligible Positions	Chief Executive Officer,	Senior Vice Presidents
Chief Operating Officer,
Presidents and Executive
Vice Presidents
Cash Severance	300% of base salary and	200% of base salary and
	annual incentive[1]	annual incentive[1]
Health & Welfare Coverage Period	Coverage up to 36 months	Coverage up to 24 months
Gross-ups	Full gross-up of excise tax	Conditional gross-up of excise tax

     1 The cash severance payment will be equal to the sum of the applicable percentage of annual base salary and the greater of the average of the participant’s annual incentive award for the three years immediately preceding the participant’s employment termination date, or the participant’s target annual incentive award for the year the participant’s employment with the Company terminates.

PROXY STATEMENT

     Additionally, the following benefits are potentially available to named executive officers upon a change-in-control.

Benefit	Description
Annual Incentive	100% of target bonus
Restricted Stock Agreements	Restrictions are fully removed on all outstanding grants upon termination and executive takes full and unrestricted ownership of shares
Performance Share Sub-Plan	Outstanding awards vest as of the termination date and interim calculations are made to determine payout
Stock Option Agreements	Rights dependent upon whether option has been assumed by successor
Supplemental Senior Executive Retirement Plan	Participant shall be deemed to have met minimum service requirements for benefit purposes, and participant shall be entitled to payment of benefit under the SERP
Deferred Compensation	Entitled to payment of accrued benefits in all accrued nonqualified deferred compensation plans
Split-Dollar Life Insurance Policies[1]	We pay all premiums due under a split-dollar life insurance arrangement under which the terminated participant is the insured for a period not to exceed the applicable period of either 36 (Tier I) or 24 (Tier II) months

     1 Prior to 2003, we sponsored an executive split-dollar life insurance program. The plan provided life insurance coverage approximately equal to three times salary for executive officers. During 2003, we discontinued our executive split-dollar program for all future executives and discontinued our payment of premiums on existing split-dollar policies for senior executives in response to the Internal Revenue Service’s final split-dollar regulations and the Sarbanes-Oxley Act of 2002. In 2008 the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. All named executive officers surrendered their policies for cash value. Surrender proceeds were issued in January 2009.

     In the event of a change-in-control of the Company, each named executive officer can receive the greater of benefits provided under the CIC Plan or severance benefits provided under his employment agreement, but not both.

     The tables captioned “Potential Payments Upon Termination,” on pages 57 through 67 below show the potential payments each of our named executive officers would receive in the event of a CIC.

     The CIC Plan also permits the Board to establish a nonqualified trust to protect the benefits of the impacted participants. This type of trust generally is established to protect nonqualified and/or deferred compensation against various risks such as a CIC or a management change-of-heart. Any such trust the Board establishes will be irrevocable and inaccessible to future or current management, and may be currently funded. To date, no such trust has been funded with respect to any of our named executive officers.

6. EMPLOYMENT AGREEMENTS

     Each named executive officer has an employment agreement that documents the Company’s relationship with that executive. We provide these agreements to the executives as a means of attracting and retaining them. Each agreement has a term of three years. When an agreement’s remaining term diminishes to two years, the agreement automatically adds another year to the term, unless we give 60 days advance notice that we do not want to extend the agreement. If a named executive officer is terminated without cause during the term of the agreement, he is entitled to severance payments equal to his base salary times 2.99, as well as up to 18 months of COBRA reimbursement. A description of each named executive officer’s employment agreement is discussed under the “Employment Agreement” section of the “Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table” on page 46 of this Proxy Statement.

Progress Energy Proxy Statement

     The Committee provides employment agreements to the named executive officers because it believes that such agreements are important for the Company to be competitive and retain a cohesive management team. The employment agreements also provide for a defined employment arrangement with the executives and provide various protections for the Company, such as prohibiting competition with the Company, solicitation of the Company’s employees and disclosure of confidential information or trade secrets. The Committee believes that the terms of the employment agreements are in line with general industry practice.

7. EXECUTIVE PERQUISITES

     We provide certain perquisites and other benefits to our executives in lieu of including the costs of those benefits in the executives’ base salaries. Under this approach, the costs of perquisites and other personal benefits are not considered part of base salary and therefore do not affect the calculation of awards and benefits under our various compensation arrangements (e.g., incentive compensation plans and post-employment compensation arrangements). Amounts attributable to perquisites are disclosed in the “All Other Compensation” column of the Summary Compensation Table on page 40.

     During 2008, the Committee evaluated the perquisites program to determine whether it was competitive and consistent with the Company’s compensation philosophy. As a result of this evaluation, the Committee took action to reduce the perquisites provided to the named executive officers. The following table shows the perquisites provided to the named executive officers during the first quarter of 2008 and notes which perquisites were discontinued effective April 1, 2008.

Status
Perquisites for First Quarter	Effective April 1, 2008
Car Allowance	Discontinued
Country Club Membership	Discontinued
Nonbusiness-Related Use of Event Tickets	Discontinued
Tax Gross-Up Payment for Perquisites[1]	Discontinued
Personal Travel on Corporate Aircraft[2]	Discontinued
Personal Spousal Travel on Corporate Aircraft[2]	Discontinued
“Business-Related” Spousal Travel on Corporate Aircraft[3]	Continuing
Financial and Estate Planning	Continuing
Tax Preparation Services	Continuing
Luncheon and Health Club Dues	Continuing
Executive Physical	Continuing
Internet and Telecom Access[4]	Continuing
Home Security	Continuing
Accidental Death and Dismemberment Insurance	Continuing

     1 Executives received gross-up payments for state and federal income tax obligations related to perquisites provided during the first quarter of 2008.

     2 Personal travel on the Company’s aircraft in the event of a family emergency or similar situation is permitted with the approval of the Chief Executive Officer.

PROXY STATEMENT

     3 Executives’ spouses may travel on the Company’s aircraft to accompany the executives to “business-related” events that executives’ spouses are requested to attend. For 2008, the named executive officers whose perquisites included spousal travel for business purposes were Messrs. Johnson, Scott, McArthur, Lyash and Yates.

     4 Including home use of Company-owned computer.

     The Committee believes that the perquisites we provide to our executives are reasonable, competitive and consistent with our overall executive compensation program in that they help us attract and retain skilled and qualified executives. We believe that these benefits generally allow our executives to work more efficiently and, in the case of the tax and financial planning services, help them to optimize the value received from all of the compensation and benefits programs offered. The costs of these benefits constitute only a small percentage of each named executive officer’s total compensation.

8. OTHER BROAD-BASED BENEFITS

     The named executive officers receive our general corporate benefits provided to all of our regular, full-time, nonbargaining employees. These broad-based benefits include the following:

  participation in our 401(k) Plan (including a limited Company match of up to 6 percent of eligible compensation);

  participation in our funded, tax-qualified, noncontributory defined-benefit pension plan, which uses a cash balance formula to accrue benefits; and

  general health and welfare benefits such as medical, dental, vision and life insurance, as well as long-term disability coverage.

9. DEFERRED COMPENSATION

     We sponsor the Management Deferred Compensation Plan (the “MDCP”), an unfunded, deferred compensation arrangement. The plan is designed to provide executives with tax deferral options, in addition to those available under the existing qualified plans. An executive may elect to defer, on a pre-tax basis, payment of up to 50 percent of his or her salary for a minimum of five years or until his or her date of retirement. Historically, as a make-up for the 401(k) statutory compensation limits, executives also received deferred compensation credits of up to 6 percent of their base salary over the Internal Revenue Code statutory compensation limit on 401(k) retirement plans. This was accomplished through a base Company contribution of 3 percent plus an incentive contribution of up to an additional 3 percent. Beginning January 1, 2008, the Company increased the Company’s base contribution to 6 percent of base salary and eliminated the incentive portion of the additional contribution. This change was made to replicate similar changes made in the Company’s broad-based 401(k) plan. The Committee viewed the matching feature as a restoration benefit designed to restore the matching contribution the executive would have received if the Internal Revenue Service compensation limits remained in effect. These Company matching allocations are allocated to an account that will be deemed initially to be invested in shares of a stable value fund within the MDCP. Each executive may reallocate his or her deferred compensation among the other available deemed investment funds that mirror those options available under the 401(k) plan.

     Executives can elect to defer up to 100 percent of their MICP and/or performance share awards. The deferral option is provided as an additional benefit to executive officers to provide flexibility in the receipt of compensation. Historically, all deferred awards were deemed to be invested in performance units, generally equivalent to shares of the Company’s common stock and received a 15 percent discount to the Company’s then-current common stock price. Beginning January 1, 2009, the discount feature was eliminated and deferred awards may be allocated among investment options that mirror the Company’s 401(k) Plan.

Progress Energy Proxy Statement

III. 2008 COMPENSATION DECISIONS

Chief Executive Officer Compensation

     William D. Johnson

     For 2008, the Committee recommended Mr. Johnson’s salary remain at $950,000 due to the fact that in December 2007, the Committee approved increasing Mr. Johnson’s salary from $790,000 as a result of his promotion to Chairman, President, and Chief Executive Officer of the Company. Mr. Johnson’s base salary was established at $154,000 below the 50th percentile of the market primarily due to Mr. Johnson’s short tenure in the position.

     For 2008, the Committee set Mr. Johnson’s MICP target award at 85 percent of base salary. This target award was the same as the target Mr. Johnson had in 2007 after he assumed his new position, and represents a target award opportunity consistent with the 50th percentile of market. The payout of the 2008 award was based on Mr. Johnson’s achievement of his performance goals, which were focused on the following general areas of Company success:

  Delivering operational excellence and customer satisfaction;

  Achieving financial objectives;

  Managing construction projects effectively;

  Building support for the Company’s Balanced Solution strategy;

  Achieving acceptable Levy EPC agreement and need case ruling;

  Achieving acceptable energy-efficiency regulatory treatment; and

  Excelling in internal communications, alignment, and collaboration.

     Mr. Johnson’s performance goals for 2008 were similar to the focus areas that he assumed when he was promoted in 2007. In recognition of his accomplishments during 2008, the Committee awarded Mr. Johnson an MICP payout of $929,000, which is equal to 115 percent of Mr. Johnson’s target award.

     With respect to his long-term incentive compensation during 2008, Mr. Johnson was granted 22,951 restricted stock units and 45,705 performance shares in accordance with his pre-established targets of 117 percent and 233 percent, respectively, of his base salary. The performance shares are earned based on performance over the three years ending December 31, 2011. Additionally, 29,456 of the 58,912 transitional performance shares Mr. Johnson was granted in 2007 vested in 2008. The remaining 29,456 will vest in 2009. These transitional performance shares were granted to address the ineffectiveness of the former long-term incentive plans as described in the “Performance Shares” discussion of the “LONG-TERM INCENTIVES” section on page 26 above. The significant decrease in total year-over-year compensation to Mr. Johnson for 2008, as compared to 2007, as noted in the “Summary Compensation Table” on page 40 of this Proxy Statement, was largely due to the expensing impacts pursuant to SFAS No. 123(R) of these one-time transitional performance share grants made in 2007.

PROXY STATEMENT

Chief Financial Officer Compensation

     Peter M. Scott III

     Mr. Scott served as the Chief Financial Officer in 2008 until his retirement on September 1, 2008. This discussion sets forth the 2008 compensation decisions the Committee made with respect to Mr. Scott.

     For 2008, the Committee approved a base salary of $690,000 for Mr. Scott. This amount represented an increase of approximately 2.2 percent above Mr. Scott’s salary for 2007 and placed his salary at $115,000 above the 50th percentile of the market for our peer group. Mr. Scott’s salary increase was based on the Committee’s recognition of (i) his success in leading the Company to achieve key financial goals (EPS) while sustaining earnings growth and continuing to increase the Company’s annual dividend yield; and (ii) the fact that the scope of Mr. Scott’s position exceeded that of a traditional CFO role because Mr. Scott also acted as President of Progress Energy Service Company LLC (the “Service Company”) and served as the Company’s primary administrative officer.

     For 2008, the Committee awarded Mr. Scott an MICP award of $350,000, which was equal to 106 percent of his target award. Mr. Scott’s 2008 MICP target percentage did not change from the previous year and was established pursuant to the 2005 amendment to his employment agreement with the Company. Mr. Scott’s performance goals for 2008 were consistent with the focus areas that were established for Mr. Johnson, which are discussed above. Mr. Scott’s award was due in part to his providing strong financial leadership during difficult and volatile economic times; leading efforts to reduce the Service Company operating costs; achieving our EPS goal; and maintaining strong relationships with the financial community.

     With respect to his long-term compensation, in 2008, Mr. Scott was granted 11,847 restricted stock units and 22,997 performance shares in accordance with his pre-established targets of 85 percent and 165 percent, respectively, of base salary. The performance shares are earned based on performance over the three years ending December 31, 2011. While Mr. Scott’s long-term incentive targets were above the 50th percentile of market, the Committee did not adjust them in 2008 because they were contractually established pursuant to the 2005 amendment to Mr. Scott’s employment agreement with the Company. Additionally, 21,693 shares of the 2007 transitional performance shares vested in 2008 and were paid out at 150% of target, and 21,693 shares for the 2007 two-year transitional performance share grant vested on September 1, 2008, per the 2005 amendment to Mr. Scott’s employment agreement with the Company. (The transitional shares were granted to address the ineffectiveness of the former long-term incentive plan as described in the “Performance Shares” discussion of the “LONG-TERM INCENTIVES” section on page 26 above). The significant decrease in year-over-year total compensation to Mr. Scott for 2008, as compared to 2007, as noted in the “Summary Compensation Table” on page 40 of this Proxy Statement, was largely due to the expensing impacts pursuant to SFAS No. 123(R) of these one-time transitional performance share grants made in 2007.

     Upon Mr. Scott’s retirement on September 1, 2008, in accordance with terms of the 2005 amendment to his employment agreement, 20,101 shares of restricted stock vested, including 2,534 from the 2004 grant. Also, 21,693 shares from the 2007 Annual Performance Shares grant vested. In addition, 5,110 shares from the 2008 Annual PSSP grant vested, along with 14,708 Restricted Stock Units (11,690 units for 2007 per Mr. Scott’s 2005 amended employment agreement and 3,018 units for the 2008 grant, calculated on a pro-rata basis).

     Mark F. Mulhern

     Mr. Mulhern became the Company’s Chief Financial Officer on September 1, 2008. Prior to his promotion, Mr. Mulhern had served as the Senior Vice President-Finance.

Progress Energy Proxy Statement

     In March 2008, the Committee approved a base salary of $350,000 for Mr. Mulhern, representing an increase of approximately 6.1 percent above his salary from July 1, 2007, when he became Senior Vice President – Finance. On July 3, 2008, the Committee approved a base salary of $385,000 for Mr. Mulhern (effective September 1, 2008) as a result of his promotion to Chief Financial Officer of the Company. The new base salary was set at $115,000 below the 50th percentile of the market. The Committee established Mr. Mulhern’s base salary at this level due to his relatively short tenure in the Chief Financial Officer position.

     For 2008, Mr. Mulhern’s initial MICP target was approximately 45 percent of his base salary. Upon his promotion to Chief Financial Officer, the Committee established Mr. Mulhern’s MICP target at 55 percent of base salary based on the compensation consultant’s advice that this level is consistent with the 50th percentile of market. (Mr. Mulhern’s effective MICP target for 2008 was approximately 48 percent of his base salary, reflecting a prorated blend of the applicable incentive target for the respective positions he held in 2008, 45 percent for the Senior Vice-President–Finance position and 55 percent for the Chief Financial Officer position.) Mr. Mulhern’s performance goals for 2008 were consistent with the focus areas established for Mr. Scott as discussed above. In recognition of the achievements he accomplished in his various roles during 2008, the Committee awarded Mr. Mulhern an MICP payout of $200,000, which is equal to 116 percent of Mr. Mulhern’s target award. Mr. Mulhern’s award was due in part to his successful transition into the Chief Financial Officer role; achieving our EPS goal; and leading efforts to maintain positive relationships with the Board, the Finance Committee, and the financial community in a difficult and volatile economy.

     With respect to his long-term incentive compensation, in 2008, Mr. Mulhern was granted 3,407 restricted stock units and 6,814 performance shares in accordance with his pre-established targets of 50 percent and 100 percent, respectively, of base salary. The performance shares are earned based on performance over the three years ending December 31, 2011. Additionally, 7,131 shares of the 2007 transitional performance shares vested in 2008 and were paid out at 150% of target, and 7,131 shares of the transitional performance shares will vest in 2009. The transitional “Performance Shares” are discussed in the “LONG-TERM INCENTIVES” section on page 26. The increase in year-over-year total compensation to Mr. Mulhern for 2008, as compared to 2007, as noted in the “Summary Compensation Table” on page 40 of this Proxy Statement, was largely due to Mr. Mulhern becoming vested in the SERP in 2008.

Compensation of Other Named Executive Officers

     In March 2008, the Committee approved a base salary of $460,000 for Mr. McArthur, representing an increase of approximately 5.75 percent above his 2007 salary. On July 3, 2008, the Committee approved a base salary of $480,000 for Mr. McArthur, effective September 1, 2008, as a result of his promotion to Executive Vice President of the Company. The new base salary was set at $15,000 below the 50th percentile of the market. The Committee established Mr. McArthur’s salary at this level due to his relatively short tenure in the Executive Vice President position.

     For 2008, the Committee approved base salaries for Messrs. Lyash and Yates of $445,000 and $440,000, respectively. The base salaries for Messrs. Lyash and Yates represented an increase of approximately 11.25 and 10.00 percent, respectively, above their 2007 salaries and placed their 2008 salaries at $50,000 and $45,000 below, respectively, the 50th percentile of the market. The Committee’s decision to increase Mr. Lyash’s and Mr. Yates’s base salaries by 11.25 percent and 10 percent, respectively, for 2008 reflected Messrs. Lyash’s and Yates’s strong leadership, corporate contribution and continued professional growth, while still recognizing their relatively short tenure in their current roles.

PROXY STATEMENT

     For 2008, the Committee awarded Messrs. McArthur, Lyash and Yates MICP awards as described in the table below.

Named Executive	2008 MICP	Percent of
Officer	Award	Target	Explanation of Award
John R. McArthur	$250,000	113

Mr. McArthur was instrumental in refining and accelerating implementation of our public policy/regulatory strategy for addressing climate change, and initiating efforts to increase Service Company efficiency and productivity, which resulted in lower cost for our utilities. His achievements included initiating the Continuous Business Excellence process with a reorganized, leaner business services organization and leading the Service Company’s successful efforts to exceed its productivity and O&M improvement targets.

Jeffrey J. Lyash	$225,000	95

Mr. Lyash played a significant role in leading the Levy project in meeting several major milestones, leading efforts to gain strong public and policy leader support for base-load transmission; and meeting capital and O&M budgets.

Lloyd M. Yates	$210,000	89

Mr. Yates played a significant role in leading PEC to exceed its net income goals, developing relationships with large business customers and key regulators on the state and federal level; implementing scenarios based resource planning; and implementing activity based costing with a process focus to improve efficiency and productivity.

     With respect to long-term compensation, in 2008 each of the other named executive officers received annual grants of restricted stock units and performance shares in accordance with their pre-established targets. The table below describes those grants, as well as transitional performance share grants that the Committee issued in 2007.

	Restricted	Transitional	Transitional
	Stock Units Vesting in	Performance	Performance	Performance
Named Executive	1/3 Increments in 2009,	Shares	Shares	Shares
Officer	2010 and 2011	Vesting 2008	Vesting 2009	Vesting 2010
John R. McArthur	4,491	8,863	8,863	8,863
Jeffrey J. Lyash	4,790	9,535	9,535	9,535
Lloyd M. Yates	4,790	9,535	9,535	9,535

     As described in the “Performance Shares” discussion of the “LONG-TERM INCENTIVES” section on page 26 above, the one-time grants of transitional performance shares were issued by the Committee to address the ineffectiveness of the former long-term incentive plan. The significant decrease in year-over-year total compensation to Messrs. McArthur and Lyash for 2008, as compared to 2007, as noted in the “Summary Compensation Table” on page 40 of this Proxy Statement, was largely due to the expensing impacts pursuant to SFAS No. 123(R) of the one-time transitional performance share grants for the applicable officers as set forth in the table above. The increase in year-over-year total compensation to Mr. Yates for 2008, as compared to 2007, as noted in the “Summary Compensation Table” on page 40 of this Proxy Statement, was largely due to Mr. Yates becoming vested in the SERP in 2008.

Progress Energy Proxy Statement

IV. COMPENSATION COMMITTEE REPORT

     The Committee has reviewed and discussed this CD&A with management as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement.

Organization and Compensation Committee

E. Marie McKee, Chair
David L. Burner
Harris E. DeLoach, Jr.
Robert W. Jones
W. Steven Jones
John H. Mullin, III

     Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Compensation Committee Report shall not be deemed soliciting material, shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

PROXY STATEMENT

SUMMARY COMPENSATION TABLE FOR 2008

     The following Summary Compensation Table discloses the compensation of our Chief Executive Officer during 2008, both individuals who served as our Chief Financial Officer during 2008, and the other three most highly paid executive officers who were serving at the end of 2008. The values in the table reflect the compensation expense for financial statement reporting purposes in accordance with generally accepted accounting principles, in particular SFAS No. 123(R). For example, our stock option program was discontinued in 2004, but because options are expensed over the vesting period, the table reflects the remaining expense for options that vested in 2006. Similarly, performance shares are generally expensed over the applicable vesting period. Additionally, column (h) is dependent upon actuarial assumptions for determining the amounts included. A change in these actuarial assumptions would impact the values shown in this column. Where appropriate, we have indicated the major assumptions in the footnotes to column (h).

								Change in
								Pension Value
								and
								Nonqualified
							Non-Equity	Deferred
Name and				Stock		Option	Incentive Plan	Compensation	All Other
Principal		Salary[1]	Bonus	Awards[2]		Awards[3]	Compensation[4]	Earnings[5]	Compensation[6]		Total
Position	Year	($)	($)	($)		($)	($)	($)	($)		($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)		(j)
William D. Johnson,	2008	$950,000	N/A	$3,114,598	[8]	$0	$929,000	$1,091,256 [9]	$304,571	[10]	$6,389,426
Chairman, President and	2007	807,539		4,827,026		0	863,500	946,938	299,445		7,744,448
Chief Executive Officer[7]	2006	711,539		1,029,242		44,790	895,000	985,266	153,133		3,818,970
Peter M. Scott III,	2008	$526,067	N/A	$706,127	[11]	$0	$350,000 [12]	$686,680 [13]	$194,338	[14]	$2,463,213
Executive Vice President	2007	663,462		4,920,006		0	600,000	916,425	338,460		7,438,353
and Chief Financial	2006	601,923		1,613,490		41,588	685,000	1,109,862	145,674		4,197,537
Officer (retired effective
September 1, 2008)
Mark F. Mulhern,	2008	$355,385	N/A	$763,504	[15]	$0	$200,000	$820,419 [16]	$141,354	[17]	$2,280,661
Senior Vice President and	2007	308,792		1,177,508		0	190,000	34,205	116,014		1,826,519
Chief Financial Officer	2006	273,154		170,427		11,197	200,000	26,704	66,667		748,150
(as of September 1, 2008)
John R. McArthur,	2008	$459,423	N/A	$904,815	[18]	$0	$250,000	$46,028 [19]	$137,536	[20]	$1,797,802
Executive Vice President	2007	426,923		1,505,628		0	275,000	39,818	158,864		2,406,233
and Corporate Secretary	2006	389,616		280,815		17,568	300,000	31,935	95,794		1,115,728
(as of September 1, 2008)
Jeffrey J. Lyash,	2008	$432,885	N/A	$905,018	[21]	$0	$225,000	$323,904 [22]	$140,812	[23]	$2,027,619
President and Chief	2007	386,154		1,507,566		0	265,000	272,656	125,548		2,556,924
Executive Officer, PEF	2006	317,212		149,838		11,986	290,000	686,033	84,466		1,539,535
Lloyd M. Yates,	2008	$429,231	N/A	$915,801	[24]	$0	$210,000	$777,983 [25]	$155,042	[26]	$2,488,057
President and Chief	2007	374,039		1,505,493		0	265,000	26,730	127,981		2,299,243
Executive Officer, PEC	2006	308,846		161,153		14,393	240,000	21,399	89,893		835,684

     1 Consists of base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if any, under the Management Deferred Compensation Plan. See “Deferred Compensation” discussion in Part II of the CD&A. Salary adjustments, if deemed appropriate, generally occur in March of each year.

     2 Includes the 2008 expense related to restricted stock and performance share awards for financial statement reporting purposes in accordance with SFAS No. 123(R). Assumptions made in the valuation of material stock awards are discussed in Note 9.B. to our consolidated financial statements for the year ended December 31, 2008. The 2008 Stock Award amounts for each named executive officer are lower than the amounts reported in 2007. This reduction is related to the following: (i) a reduction in the projected payout for the 2007 2-year transitional grant from 150 percent in 2007 to 100 percent in 2008; and (ii) the payout of the 2007 1-year transitional grant, which was expensed in 2007 at 150 percent.

     3 Includes the value of stock options that were granted prior to 2006 and expensed in 2006 for financial statement reporting purposes in accordance with SFAS No. 123(R). We ceased granting stock options in 2004. No additional expense remains with respect to our stock option program, which was discontinued in 2004. All options were vested as of the end of 2006.

     4 Includes the awards given under the Management Incentive Compensation Plan for 2006, 2007 and 2008 performance.

Progress Energy Proxy Statement

     5 Includes the change in present value of the accrued benefit under Progress Energy’s Pension Plan, SERP, and/or Restoration Plan where applicable. In addition, it includes the above market earnings on deferred compensation under the Deferred Compensation Plan for Key Management Employees. The SERP current incremental present value was determined using actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-age 65 and FAS discount rates of 6.0% and 6.25% for calculating the accrued benefit for 2006 and 2007, respectively. For 2008, the FAS discount rate of 6.25% was used for calculating the Restoration Plan accrued benefit, and the FAS discount rate of 6.30% was used for calculating the accrued benefits under the Pension and SERP Plans. The 1996-1999 Deferred Compensation Plan for Key Management Employees provided a fixed rate of return of 10.0% on deferred amounts, which was 2.7% above the market interest rate of 7.3% at the time the plan was frozen in 1996. The Deferred Compensation Plan for Key Management Employees was discontinued in 2000 and replaced with the Management Deferred Compensation Plan, which does not have a guaranteed rate of return. Named executive officers who were participants in the 1996-1999 Deferred Compensation Plan for Key Management Employees continue to receive plan benefits with respect to amounts deferred prior to its discontinuance in 2000. The above market earnings under the Deferred Compensation Plan for Key Management Employees are included in this column for Mr. Johnson.

     6 Includes the following items: Company match contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; dividends paid under provisions of the Restricted Stock Award/Unit Plans and Management Deferred Compensation Plans; perquisites and tax gross-ups; and the dollar value of the premium relating to the term portion and the present value of the premium relating to the whole life portion of the benefit to be received pursuant to the Executive Permanent Life Insurance program. The two drivers of expense under the Executive Permanent Life Insurance program are the number of years remaining until the policy splits or terminates, and the Company portion of the premium. The Executive Permanent Life Insurance program was terminated effective January 1, 2009; therefore, the table reflects a reduction in the present value of the cost of premiums paid on behalf of the named executive officers.

     7 Mr. Johnson did not receive additional compensation for his service on the Board of Directors.

     8 Includes performance share amortization of $2,109,578, consisting of $238,245 for the 2006 annual grant, $533,364 for the 2007 2-year transitional grant, $853,382 for the 2007 annual grant and $484,587 for the 2008 annual grant. Also includes restricted stock amortization of $1,005,020.

     9 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $44,835; the SERP: $1,037,536, primarily due to the increase in average monthly eligible pay over the past 36 months; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $8,885.

     10 Consists of (i) $19,369 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $3,364 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $44,500; (iii) $56,993 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $33,396 in gross-up payments for certain federal and state income tax obligations; (v) $163,225 in Restricted Stock/Unit Dividends; and (vi) $28,224 in perquisites consisting of the following: auto allowance, $5,008; financial/estate/tax planning, $10,000; Internet and telecom access, $3,816; and personal use of Company aircraft, $4,000. Other perquisites include luncheon club membership, health club dues, home security, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

     11 Includes performance share amortization of ($358,534) consisting of ($575,268) for the 2-year transitional grant, and $216,734 for the 2008 annual grant. Negative amortization for the 2007 2-year transitional grant was due to the reversal of the portion of expenses that had been previously fully expensed at 150% and a reduction of the projected payout to 100%. Expenses for 2008 are due to a pro-rata amortization based on Mr. Scott’s retirement date of September 1, 2008. Also includes restricted stock amortization of $1,064,660, of which $623,767 accounts for accelerated vestings.

     12 Pursuant to the amendment dated August 5, 2005, to Mr. Scott’s employment agreement, the Committee exercised their discretion under the MICP to increase Mr. Scott’s award for 2008 based upon Mr. Scott’s performance, with such increase based upon a target award equal to 63% of Mr. Scott’s base salary for the year. Mr. Scott’s 2008 salary and target award were lower than in 2007 due to Mr. Scott’s retirement on September 1, 2008.

     13 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $30,231; and the SERP: $656,449, primarily due to increase in average monthly eligible pay over the past 36 months. Mr. Scott’s change in SERP decreased in 2008 due to a lower increase in average salary from 2007.

PROXY STATEMENT

     14 Consists of (i) $15,966 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $7,974 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $110,475; (iii) $31,362 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $17,835 in gross-up payments for certain federal and state income tax obligations; (v) $95,433 in Restricted Stock/Unit Dividends; and (vi) $25,768 in perquisites consisting of the following: auto allowance, $4,362; financial/estate/tax planning, $9,919; health club dues, $3,775; home security, $4,679; and personal use of Company aircraft, $1,074. Other perquisites include luncheon club membership, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance. The reduction from 2007 is attributed to: (i) elimination of some executive perquisites on April 1, 2008; (ii) gross-up payments; and (iii) dividends from the restricted stock and restricted stock units that vested on September 1, 2008, and no longer paid through payroll.

     15 Includes performance share amortization of $392,827, consisting of $53,422 for the 2006 annual grant, $129,122 for the 2007 2-year transitional grant, $131,470 for the 2007 annual grant, and $78,813 for the 2008 annual grant. Also includes restricted stock amortization of $370,677.

     16 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $28,135; and the SERP: $821,581, primarily due to increase in average monthly eligible pay over the past 36 months. Mr. Mulhern became vested in the SERP on November 1, 2008, which attributed to his increase for the year. Accumulated Restoration Plan benefit of $29,297 was forfeited upon vesting in the SERP.

     17 Consists of (i) $20,593 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $1,257 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $8,547; (iii) $9,437 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $25,153 in gross-up payments for certain federal and state income tax obligations; (v) $68,686 in Restricted Stock/Unit Dividends; and (vi) $16,227 in perquisites consisting of the following: auto allowance, $3,877; financial/estate/tax planning, $8,000; and health club dues, $2,539. Other perquisites include luncheon club membership, home security, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

     18 Includes performance share amortization of $499,338, consisting of $71,564 for the 2006 annual grant, $160,484 for the 2007 2-year transitional grant, $163,401 for the 2007 annual grant, and $103,889 for the 2008 annual grant. Also includes restricted stock amortization of $405,477.

     19 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $22,131; and the Restoration Plan: $23,897, primarily due to the increase in average monthly eligible pay over the past 36 months.

     20 Consists of (i) $14,988 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $1,731 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $21,050; (iii) $18,885 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $10,426 in gross-up payments for certain federal and state income tax obligations; (v) $66,319 in Restricted Stock/Unit Dividends; and (vi) $25,186 in perquisites consisting of the following: auto allowance, $3,877; financial/estate/tax planning, $10,000; health club dues, $3,675; and personal use of Company aircraft, $2,696. Other perquisites include luncheon club membership, home security, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

     21 Includes performance share amortization of $511,618, consisting of $51,410 for the 2006 annual grant, $172,652 for the 2007 2-year transitional grant, $175,791 for the 2007 annual grant, and $111,766 for the 2008 annual grant. Also includes restricted stock amortization of $393,400.

     22 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $26,888; and the SERP: $297,016, primarily due to the increase in average monthly eligible pay over the past 36 months.

     23 Consists of (i) $19,369 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $770 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $8,884; (iii) $15,966 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $17,198 in gross-up payments for certain federal and state income tax obligations; (v) $62,470 in Restricted Stock/Unit Dividends; and (vi) $25,039 in perquisites consisting of the following: auto allowance, $4,362; financial/estate/tax planning, $10,000; health club dues, $3,185; and personal use of Company aircraft, $4,045. Other perquisites include luncheon club membership, home security, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

Progress Energy Proxy Statement

     24 Includes performance share amortization of $511,619, consisting of $51,410 for the 2006 annual grant, $172,652 for the 2007 2-year transitional grant, $175,791 for the 2007 annual grant, and $111,766 for the 2008 annual grant. Also includes restricted stock amortization of $404,183.

     25 Includes changes in present value of the accrued benefit during 2008 for the following plans: Progress Energy Pension Plan: $17,483; and the SERP: $789,997, primarily due to increase in average monthly eligible pay over the past 36 months. Mr. Yates became vested in the SERP on December 1, 2008, which attributed to his increase for the year. Accumulated Restoration Plan benefit of $29,498 was forfeited upon vesting in the SERP.

     26 Consists of (i) $19,875 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $982 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 1 year until the policy splits or terminates and the total policy premium of $10,615; (iii) $15,819 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $31,681 in gross-up payments for certain federal and state income tax obligations; (v) $64,807 in Restricted Stock/Unit Dividends; and (vi) $21,877 in perquisites consisting of the following: auto allowance, $4,362; financial/estate/tax planning, $10,000; and personal use of Company aircraft, $2,153. Other perquisites include luncheon club membership, health club dues, home security, Internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS

		Estimated			Estimated
		Future Payouts Under			Future Payouts Under
		Non-Equity Incentive			Equity Incentive
		Plan Awards[1]			Plan Awards[2]
								All
								Other
								Stock	All Other
								Awards:	Option
								Number	Awards:	Exercise	Grant Date
								of	Number of	or Base	Fair Value
								Shares	Securities	Price of	of Stock
		Thresh-		Maxi-	Thresh-		Maxi-	of Stock	Underlying	Option	and Option
	Grant	old	Target	mum	old	Target	mum	or Units[3]	Options[4]	Awards[4]	Awards[5]
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
William D. Johnson, Chairman, President and Chief Executive Officer	MICP
	3/6/09	$403,750	$807,500	$1,615,000
	Restricted
	Stock
	Units
	3/18/08							22,951			$973,352
	PSSP
	3/18/08				22,853	45,705	91,410				$1,938,349
Peter M. Scott III, Executive Vice President and Chief Financial Officer (retired effective September 1, 2008)	MICP
	3/6/09	$165,711	$331,422	$662,844
	Restricted
	Stock
	Units
	3/18/08							11,847			$502,431
	PSSP
	3/18/08				11,499	22,997	45,994				$975,303
	MICP
	3/6/09	$85,885	$171,769	$343,338
Mark F. Mulhern,	Restricted
Senior Vice President	Stock
and Chief Financial Officer	Units
(as of September 1, 2008)	3/18/08							3,407			$144,491
	PSSP
	3/18/08				3,407	6,814	13,628				$288,982
	MICP
	3/6/09	$111,028	$222,055	$444,110
John R. McArthur,	Restricted
Executive Vice President	Stock
and Corporate Secretary	Units
(as of September 1, 2008)	3/18/08							4,491			$190,463
	PSSP
	3/18/08				4,491	8,982	17,964				$380,927
Jeffrey J. Lyash, President and Chief Executive Officer, PEF	MICP
	3/6/09	$119,044	$238,087	$476,174
	Restricted
	Stock
	Units
	3/18/08							4,790			$203,144
	PSSP
	3/18/08				4,832	9,663	19,326				$409,808
	MICP
	3/6/09	$118,039	$236,077	$472,154
Lloyd M. Yates,	Restricted
President and Chief	Stock
Executive	Units
Officer, PEC	3/18/08							4,790			$203,144
	PSSP
	3/18/08				4,832	9,663	19,326				$409,808

Progress Energy Proxy Statement

     1 The Management Incentive Compensation Plan is considered a non-equity incentive compensation plan. Award amounts are shown at threshold, target, and maximum levels. The target award is calculated using the 2008 eligible earnings times the executive’s target percentage. See target percentage in table on page 24 of the CD&A. Threshold is calculated at 50% of target and maximum is calculated at 200% of target. Actual award amounts paid are reflected in the Summary of Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

     2 Reflects the potential payouts in shares of the 2008 PSSP grants. The grant size was calculated by multiplying the executive’s salary as of January 1, 2008, times his 2008 PSSP target and dividing by the December 31, 2007, closing stock price of $48.43. The Threshold column reflects the minimum payment level under our PSSP, which is 50% of the target amount shown in the Target column. The amount shown in the maximum column is 200% of the target amount.

     3 Reflects the number of restricted stock units granted during 2008 under the 2007 Equity Incentive Plan. The number of shares granted was determined by multiplying the executive’s salary as of January 1, 2008, times his 2008 restricted stock target and dividing by the December 31, 2007, closing stock price of $48.43.

     4 We ceased granting stock options in 2004.

     5 Reflects the grant date fair value of the award based on the following assumptions: Market value of restricted stock granted on March 18, 2008, based on closing price of $42.41 per share, times the shares granted in column (i). Market value of PSSP granted on March 18, 2008, based on closing stock price on March 18, 2008, of $42.41 times target number of shares in column (g).

PROXY STATEMENT

DISCUSSION OF SUMMARY COMPENSATION TABLE AND GRANTS OF
PLAN-BASED AWARDS TABLE

EMPLOYMENT AGREEMENTS

     Messrs. Johnson, Scott, Mulhern, McArthur, Lyash and Yates entered into employment agreements with the Company or one of its subsidiaries, referred to collectively in this section as the “Company.” Each of these agreements has an effective date of May 8, 2007. The employment agreements replaced the previous employment agreements in effect for each of these officers, except that, with respect to Mr. Scott, the Amendment to the Employment Agreement dated August 5, 2005, remained in force in accordance with its terms until Mr. Scott retired, effective September 1, 2008. Please see below for more information regarding these two agreements.

     The employment agreements provide for base salary, bonuses, perquisites and participation in the various executive compensation plans offered to our senior executives. The agreements expire on December 31, 2009. Thereafter, each agreement will be automatically extended by an additional year on January 1 of each year. We may elect not to extend an executive officer’s agreement and must notify the officer of such an election at least 60 days prior to the automatic extension date. The employment agreements each contain restrictive covenants imposing non-competition obligations, restricting solicitation of employees and protecting our confidential information and trade secrets for specified periods if the applicable officer is terminated without cause or otherwise becomes eligible for the benefits under the agreement.

     Except for the application of previously granted years of service credit to our post-employment health and welfare plans as discussed below, the employment agreements do not affect the compensation, benefits or incentive targets payable to the applicable officers.

     With respect to Messrs. Johnson and Scott, the Employment Agreements specify that the years of service credit we previously granted to them for purposes of determining eligibility and benefits in the SERP will also be applicable for purposes of determining eligibility and benefits in our post-employment health and welfare benefit plans. Mr. Johnson was awarded seven years of deemed service toward the benefits and vesting requirements of the SERP. Three of those years also were deemed to have been in service on the Senior Management Committee for purposes of SERP eligibility. Mr. Scott has been awarded seven years of deemed service toward the benefits and vesting requirements of the SERP.

     Each Employment Agreement provides that if the applicable officer is terminated without cause or is constructively terminated (as defined in Paragraph 8(a)(i) of the agreement), then the officer will receive (i) severance equal to 2.99 times the officer’s then-current base salary and (ii) reimbursement for the costs of continued coverage under certain of our health and welfare benefit plans for a period of up to 18 months.

Agreement with Mr. Scott

     In March 2005, Mr. Scott was assigned increased responsibilities within our Company. In light of those increased responsibilities and in order to retain Mr. Scott through at least April 1, 2008, the Organization and Compensation Committee of the Company’s Board of Directors (the “Committee”) approved an amendment to Mr. Scott’s employment agreement (the “Amendment”) on July 12, 2005. The Amendment provides for certain increases in Mr. Scott’s 2005 long- and short-term compensation targets. Mr. Scott’s new annual targets for long-term compensation in the form of performance share awards granted pursuant to the Performance Share Sub-Plan (“PSSP”) of our 2002 Equity Incentive Plan and restricted stock increased to 165 percent and 85 percent, respectively, of his base salary for each of the years 2005, 2006 and 2007. Additionally, the Amendment provides that at the time of each annual review of MICP awards for the years 2005, 2006 and 2007, we will consider exercising discretion under the MICP

Progress Energy Proxy Statement

to increase the awards to Mr. Scott and that any such increase will be based upon a target award equal to 63 percent of Mr. Scott’s base salary for the year. Mr. Scott’s base salary for 2005 was $525,000. The Amendment also provides that if (i) prior to April 1, 2008, we terminate Mr. Scott’s employment without cause, or (ii) after April 1, 2008, either we terminate Mr. Scott’s employment without cause, or Mr. Scott voluntarily terminates his employment, then Mr. Scott’s PSSP grants for the 2006 and 2007 plan years will vest immediately upon his employment termination date, and any restricted stock awards granted to Mr. Scott in 2005, 2006 and 2007 will vest immediately upon his employment termination date. The Committee has interpreted the Amendment to apply to the 2007 restricted stock unit grant to Mr. Scott since the Company began issuing restricted stock units in lieu of restricted stock in 2007. Additionally, the Amendment provides that in lieu of accelerating the vesting schedules of the above-referenced awards, we may provide Mr. Scott with the cash value of such PSSP grants and/or restricted stock awards as of his employment termination date. The Amendment also provides that the accelerated vesting terms outlined above will not apply in the event of a constructive termination of Mr. Scott’s employment.

     Both the May 8, 2007 Employment Agreement with Mr. Scott and the Amendment to that Agreement terminated upon Mr. Scott’s retirement from the Company, effective September 1, 2008. See “2008 COMPENSATION DECISIONS” for a discussion of the amounts Mr. Scott received upon his retirement.

PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name (a)	Option Awards[1]					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
			Equity					Awards:	Payout
			Incentive					Number of	Value of
			Plan			Number		Unearned	Unearned
	Number		Awards:			of	Market	Shares,	Shares,
	of	Number of	Number of			Shares or	Value of	Units or	Units or
	Securities	Securities	Securities			Units of	Shares or	Other	Other
	Underlying	Underlying	Underlying			Stock	Units of	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		That	Stock That	That	That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
	(b)	(c)	(d)	(e)	(f)	(g)[2]	(h)[3]	(i)[4]	(j)[4]
William D. Johnson,	0	—	—	$43.49	9/30/2011	68,893[5]	$2,745,386	112,645[6]	$4,488,903
Chairman, President	0			$41.97	9/30/2012
and Chief	0			$44.75	9/30/2013
Executive Officer
Peter M. Scott III,	0	—	—	$43.49	9/30/2011	0[7]	$0	0[8]	$0
Executive Vice President	0			$41.97	9/30/2012
and Chief Financial	52,000			$44.75	9/30/2013
Officer (retired effective
September 1, 2008)
Mark F. Mulhern,	0	—	—	$41.97	9/30/2012	28,773[9]	$1,146,604	22,826[10]	$909,616
Senior Vice President and	7,000			$44.75	9/30/2013
Chief Financial Officer
(as of September 1, 2008)
John R. McArthur,	0	—	—	$43.80	1/31/2012	27,090[11]	$1,079,537	28,907[12]	$1,151,944
Executive Vice President	0			$41.97	9/30/2012
and Corporate Secretary	0			$44.75	9/30/2013
(as of September 1, 2008)
Jeffrey J. Lyash,	0	—	—	$43.49	9/30/2011	25,817[13]	$1,028,807	31,099[14]	$1,239,295
President and Chief	0			$41.97	9/30/2012
Executive Officer, PEF	0			$44.75	9/30/2013
Lloyd M. Yates,	0	—	—	$43.49	9/30/2011	27,017[15]	$1,076,627	31,099[16]	$1,239,295
President and Chief	0			$41.97	9/30/2012
Executive Officer, PEC	0			$44.75	9/30/2013

     1 All outstanding stock options were vested as of December 31, 2006. The Company ceased granting stock options in 2004.

     2 Consists of outstanding restricted stock grants and restricted stock units.

     3 Market value at December 31, 2008, was based on a December 31, 2008, closing price of $39.85 per share.

     4 Performance share value based on expected payout of 0% on outstanding 2006 PSSP grant. Performance share value for the 2007 2-year transitional grant, 2007 annual grant, and 2008 annual grant was expected to be 100% of target. The 2005 and 2007 1-year transitional grants vested on January 1, 2008; the 2006 and 2007 2-year transitional grants vested on January 1, 2009; the 2007 grant vests on January 1, 2010; and the 2008 grant vests on January 1, 2011. Expected payout for 2006 performance share grants is 0% based on total shareholder return performance as of December 31, 2008, and EBITDA performance as of September 30, 2008.The value in Column (j) is derived by multiplying the shares (rounded to the nearest whole share) times the December 31, 2008 closing stock price ($39.85). The difference between the calculated value and the noted value is attributable to fractional shares. See further discussion under “Performance Shares” in Part II of the CD&A.

     5 Restricted stock grants vest based on the following schedule: 5,533 shares on March 14, 2009; 5,067 shares on March 15, 2009; 4,400 shares on March 16, 2009; 5,533 shares on March 14, 2010; 5,067 shares on March 15, 2010; and 5,534 shares on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 7,650 units on March 18, 2009; 7,650 units on March 18, 2010; 4,936 units on March 20, 2010; 7,651 units on March 18, 2011; 4,936 units on March 20, 2011; and 4,936 units on March 20, 2012.

Progress Energy Proxy Statement

     6 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (34,379), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 32,430 – 2007 2-year transitional grant; (ii) 32,430 – 2007 annual grant; and (iii) 47,785 – 2008 annual grant.

     7 Upon Mr. Scott’s retirement on September 1, 2008, the vesting of restricted stock and restricted stock units was accelerated. Refer to “2008 COMPENSATION DECISIONS” in CD&A.

     8 Upon Mr. Scott’s retirement on September 1, 2008, all unvested performance shares vested in accordance with the plan.

     9 Restricted stock grants vest based on the following schedule: 1,166 shares on March 14, 2009; 7,800 shares on April 28, 2009; 1,167 shares on March 14, 2010; 3,500 shares on March 21, 2010; 1,167 shares on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 1,135 units on March 18, 2009; 1,136 units on March 18, 2010; 8,189 units on March 20, 2010; 1,136 units on March 18, 2011; 1,189 units on March 20, 2011; and 1,188 units on March 20, 2012.

     10 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (7,709), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 7,851 – 2007 2-year transitional grant; (ii) 7,851 – 2007 annual grant; and (iii) 7,124 – 2008 annual grant.

     11 Restricted stock grants vest based on the following schedule: 1,666 shares on March 14, 2009; 1,433 shares on March 15, 2009; 1,300 shares on March 16, 2009; 1,667 shares on March 14, 2010; 1,434 shares on March 15, 2010; 1,667 shares on March 14, 2011. Restricted stock units grants vest based on the following schedule: 1,497 units on March 18, 2009; 1,497 units on March 18, 2010; 10,477 units on March 20, 2010; 1,497 units on March 18, 2011; 1,477 units on March 20, 2011; and 1,478 units on March 20, 2012.

     12 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (10,327), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 9,758 – 2007 2-year transitional grant; (ii) 9,758 – 2007 annual grant; and (iii) 9,391 – 2008 annual grant.

     13 Restricted stock grants vest based on the following schedule: 1,366 shares on March 14, 2009; 1,100 on March 15, 2009; 1,000 shares on March 16, 2009; 1,367 shares on March 14, 2010; 1,100 shares on March 15, 2010; and 1,367 on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 1,596 units on March 18, 2009; 1,597 on March 18, 2010; 10,576 units on March 20, 2010; 1,597 units on March 18, 2011; 1,576 units on March 20, 2011; and 1,575 units on March 20, 2012.

     14 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (7,419), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 10,498 – 2007 2-year transitional grant; (ii) 10,498 – 2007 annual grant; and (iii) 10,103 – 2008 annual grant.

     15 Restricted stock grants vest based on the following schedule: 2,200 shares on March 7, 2009; 1,366 shares on March 14, 2009; 1,100 shares on March 15, 2009; 1,367 shares on March 14, 2010; 1,100 shares on March 15, 2010; and 1,367 shares on March 14, 2011. Restricted stock unit grants vest based on the following schedule: 1,596 units on March 18, 2009; 1,597 on March 18, 2010; 10,576 units on March 20, 2010; 1,597 units on March 18, 2011; 1,576 units on March 20, 2011; and 1,575 units on March 20, 2012.

     16 Includes performance shares granted on March 20, 2007, March 18, 2008, and accumulated dividends as of December 31, 2008. The 2006 performance share balances (7,419), original grant plus accumulated dividends, are excluded based on their expected payout of 0%. Outstanding performance share balances consist of the following: (i) 10,498 – 2007 2-year transitional grant; (ii) 10,498 – 2007 annual grant; and (iii) 10,103 – 2008 annual grant.

PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares
	Acquired	Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting[1]	on Vesting[1]
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
William D. Johnson,	0		59,394[2]	$2,801,636
Chairman, President and Chief
Executive Officer
Peter M. Scott III,	0		92,054[3]	$4,172,053
Executive Vice President and Chief Financial
Officer (retired effective September 1, 2008)
Mark F. Mulhern,	0		11,264[4]	$545,516
Senior Vice President and Chief Financial
Officer (as of September 1, 2008)
John R. McArthur,	0		17,967[5]	$846,944
Executive Vice President and Corporate
Secretary (as of September 1, 2008)
Jeffrey J. Lyash,	0		18,162[6]	$861,433
President and Chief Executive Officer, PEF
Lloyd M. Yates,	0		17,162[7]	$818,633
President and Chief Executive Officer, PEC

     1 Reflects the number of restricted stock shares, restricted stock units, and performance shares that vested in 2008. Unless otherwise stated, no restricted stock units vested for named executive officers during 2008 and performance shares vested on January 1, 2008 for the 2005 and 2007 1-year transitional grants at $48.43 per share. Restricted stock shares vested on the following days: (i) March 15th and 16th at $42.80 per share; (ii) March 18th at $42.10 per share; (iii) April 1st at $42.08 per share; and (iv) September 1st at $44.24 per share. The value realized is the sum of the vested shares for each vesting date times the vesting price.

     2 Includes 12,866 restricted stock awards consisting of the following: 5,066 on March 15th; 4,400 on March 16th; and 3,400 on March 18th. Performance shares totaled 46,528.

     3 Includes 21,400 restricted stock awards consisting of the following: 2,733 on March 15th; 2,533 on March 16th; 3,134 on March 18th; and 13,000 on April 1st. Additionally, per the August 2005 amendment to his employment agreement, Mr. Scott’s remaining unvested restricted stock (20,101) and restricted stock units (14,708) vested upon his retirement on September 1, 2008. Performance shares totaled 35,845.

     4 Includes performance shares of 11,264. Mr. Mulhern did not have any restricted stock awards that vested during 2008.

     5 Includes 3,967 restricted stock awards consisting of the following: 1,433 on March 15th; 1,300 on March 16th; and 1,234 on March 18th. Performance shares totaled 14,000.

     6 Includes 3,100 restricted stock awards consisting of the following: 1,100 on March 15th; 1,000 on March 16th; and 1,000 on March 18th. Performance shares totaled 15,062.

     7 Includes 2,100 restricted stock awards consisting of the following: 1,100 on March 15th; and 1,000 on March 18th. Performance shares totaled 15,062.

Progress Energy Proxy Statement

PENSION BENEFITS TABLE

		Number of	Present
		Years	Value of	Payments
		Credited	Accumulated	During Last
		Service	Benefit[1]	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
William D. Johnson,	Progress Energy Pension Plan	16.3	$382,841	$0
Chairman, President and Chief
Executive Officer	Supplemental Senior Executive
	Retirement Plan	23.3[2]	$6,213,810[3]	$0
Peter M. Scott III,	Progress Energy Pension Plan	10.0	$207,825	$234,658
Executive Vice President and	Supplemental Senior Executive
Chief Financial Officer (retired	Retirement Plan	17.0[4]	$5,882,984[5]	$0
effective September 1, 2008)
Mark F. Mulhern,	Progress Energy Pension Plan	12.8	$222,763	$0
Senior Vice President and	Restoration Retirement Plan	—	($29,297)[6]
Chief Financial Officer (as of	Supplemental Senior Executive
September 1, 2008)	Retirement Plan	12.8	$821,581[7]	$0
John R. McArthur,	Progress Energy Pension Plan	7.1	$116,596	$0
Executive Vice President and
Corporate Secretary (as of	Restoration Retirement Plan	7.1	$82,897	$0
September 1, 2008)
Jeffrey J. Lyash,	Progress Energy Pension Plan	15.6	$226,167	$0
President and Chief Executive	Supplemental Senior Executive
Officer, PEF	Retirement Plan	15.6	$1,223,089[8]	$0
Lloyd M. Yates,	Progress Energy Pension Plan	10.1	$124,502	$0
President and Chief Executive	Restoration Retirement Plan	—	($29,498)[9]
Officer, PEC	Supplemental Senior Executive
	Retirement Plan	10.1	$789,997[10]	$0

     1 Actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-age 65 and FAS discount rates as of December 31, 2008, for computation of accumulated benefit under the Supplemental Senior Executive Retirement Plan and the Progress Energy Pension Plan was 6.30%. Additional details on the formulas for computing benefits under the Supplemental Senior Executive Retirement Plan and Progress Energy Pension Plan can be found under the headings “Supplemental Senior Executive Retirement Plan” and “Other Broad-Based Benefits,” respectively, in the CD&A.

     2 Includes seven years of deemed service. Without these seven years, Mr. Johnson’s benefit multiplier was reduced in prior years under the plan. As of 2008, Mr. Johnson’s benefit multiplier is not reduced without the deemed years of service, and his benefit augmentation for deemed service is $0.

     3 Based on an estimated annual benefit payable at age 65 of $980,525.

     4 Includes seven years of deemed service. As of 2008, Mr. Scott met the minimum 10 years of service required for vesting in the Supplemental Executive Retirement Plan. However, without these seven years, Mr. Scott’s benefit multiplier is reduced from 62.0% to 40.05% under the plan. Therefore, his benefit augmentation for deemed years of service is $2,230,850.

     5 Based on an estimated annual benefit payable at age 65 of $727,052.

     6 Mr. Mulhern’s Restoration Retirement Plan benefits were forfeited upon his vesting in the

PROXY STATEMENT

“Supplemental Senior Executive Retirement Plan” on November 1, 2008.

     7 Based on an estimated annual benefit payable at age 65 of $187,047.

     8 Based on estimated annual benefit payable at age 65 of $314,648.

     9 Mr. Yates’s Restoration Retirement Plan benefits were forfeited upon his vesting in the Senior Supplemental Retirement Plan on December 1, 2008.

     10 Based on estimated annual benefit payable at age 65 of $191,187.

Progress Energy Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION

     The table below shows the nonqualified deferred compensation for each of the named executive officers. Information regarding details of the deferred compensation plans currently in effect can be found under the heading “Deferred Compensation” in the CD&A on page 34 of this Proxy Statement. In addition, the Deferred Compensation Plan for Key Management Employees is discussed in footnote 5 to the “Summary Compensation Table.”

Name and Position	Executive	Registrant	Aggregate	Aggregate	Aggregate
(a)	Contributions	Contributions	Earnings	Withdrawals/	Balance
	in Last FY1	in Last FY2	in Last FY3	Distributions	at Last FYE[4]
	($)	($)	($)	($)	($)
	(b)	(c)	(d)	(e)	(f)
William D. Johnson,
Chairman, President
and Chief Executive Officer	$0	$56,993	($51,990)[5]	$0	$616,137[6]
Peter M. Scott III,
Executive Vice President
and Chief Financial Officer	$0	$31,362	($70,158)	($85,394)[7]	$575,890[8]
Mark F. Mulhern,
Senior Vice President and
Chief Financial Officer
(as of September 1, 2008)	$17,769	$9,437	($49,965)	($54,511)[9]	$297,763[10]
John R. McArthur,
Executive Vice President
and Corporate Secretary
(as of September 1, 2008)	$22,971	$18,885	($2,797)	$0	$71,838[11]
Jeffrey J. Lyash,
President and Chief
Executive Officer, PEF	$0	$15,966	($26,995)	$0	$91,614[12]
Lloyd M. Yates,
President and Chief
Executive Officer, PEC	$42,923	$15,819	($79,949)	$0	$427,147[13]

     1 Reflects salary deferred under the Management Deferred Compensation Plan, which is reported as “Salary” in the Summary Compensation Table. For 2008, named executive officers deferred the following percentages of their base salary: (i) Mulhern – 5%; (ii) McArthur – 5%; and (iii) Yates – 10%.

     2 Reflects registrant contributions under the Management Deferred Compensation Plan, which is reported as “All Other Compensation” in the Summary Compensation Table.

     3 Includes aggregate earnings in the last fiscal year under the following nonqualified plans: Management Incentive Compensation Plan, Management Deferred Compensation Plan, Performance Share Sub-Plan, and Deferred Compensation Plan for Key Management Employees.

     4 Includes December 31, 2008 balances under the following deferred compensation plans: Management Incentive Compensation Plan, Performance Share Sub-Plan, Management Deferred Compensation Plan, Deferred Compensation Plan for Key Management Employees.

     5 Includes above market earnings of $8,885 under the Deferred Compensation Plan for Key Management Employees, which is reported as “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.

     6 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $322,440; Management Incentive Compensation Plan: $62,880; and Deferred Compensation Plan for Key Management Employees: $230,816.

PROXY STATEMENT

     7 Mr. Scott received a lump sum distribution of the Company match contributions for 2000 – 2004 and the 401(k) rollover balance under the Management Deferred Compensation Plan.

     8 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $87,327; and Performance Share Sub-Plan: $488,563.

     9 Mr. Mulhern received distributions from his Management Incentive Deferred Compensation Plan: $17,954; Management Deferred Compensation Plan: $11,944: and Performance Share Sub-Plan: $24,613.

     10 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $30,530; Management Incentive Deferred Compensation Plan: $166,552; and Performance Share Sub-Plan: $100,681.

     11 Includes balance under the Management Deferred Compensation Plan: $71,838.

     12 Includes balance under the Management Deferred Compensation Plan: $91,614.

     13 Includes balances under the following deferral plans: Management Deferred Compensation Plan: $94,692; Management Incentive Compensation Plan: $98,195; and Performance Share Sub-Plan: $234,259.

Progress Energy Proxy Statement

CASH COMPENSATION AND VALUE OF VESTING EQUITY TABLE

     The following table shows the actual cash compensation and value of vesting equity received in 2008 by the named executive officers. The Committee believes that this table is important in order to distinguish between the actual cash and vested value received by each named executive officer as opposed to the compensation expense accruals as shown in the Summary Compensation Table.

		Annual	Deferred
		Incentive	Salary	Restricted	Performance	Restricted	Stock		Tax
	Base	(paid in	under	Stock / Units	Shares	Stock / Unit	Options		Gross-
Name and	Salary	2008)	MDCP	Vesting	Vesting	Dividends	Vesting	Perquisite	ups
Position	(a)[1]	(b)[2]	(c)[3]	(d)[4]	(e)[5]	(f)[6]	(g)[7]	(h)[8]	(i)[9]	Total
William D.
Johnson,
Chairman, Chief
Executive Officer
and President	$950,000	$863,500	$0	$548,285	$2,253,351	$163,225	$0	$28,224	$33,396	$4,839,981
Peter M. Scott III,
Executive Vice
President and
Chief Financial
Officer (retired
September 1,
2008)	$526,067	$600,000	$0	$2,436,080[10]	$1,735,973	$95,433	$0	$25,768	$17,835	$5,437,156
Mark F. Mulhern,
Senior Vice
President & Chief
Financial Officer
(as of September
1, 2008)	$355,385	$190,000	$17,769	$0	$545,516	$68,686	$0	$16,227	$25,153	$1,200,967
John R.
McArthur,
Executive
Vice President
and Corporate
Secretary (as of
September 1,
2008)	$459,423	$275,000	$22,971	$168,924	$678,020	$66,319	$0	$25,186	$10,426	$1,683,298
Jeffrey J. Lyash,
President and
Chief Executive
Officer, PEF	$432,885	$265,000	$0	$131,980	$729,453	$62,470	$0	$25,039	$17,198	$1,664,025
Lloyd M. Yates,
President and
Chief Executive
Officer, PEC	$429,231	$265,000	$42,923	$89,180	$729,453	$64,807	$0	$21,877	$31,681	$1,631,229

     1 Consists of the total 2008 base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if applicable, under the Management Deferred Compensation Plan (MDCP) shown in column (c).

     2 Awards given under the Management Incentive Compensation Plan (Non-Equity Incentive Compensation) attributable to Plan Year 2007 and paid in 2008.

     3 Consists of amounts deferred under the Management Deferred Compensation Plan (MDCP). These deferral amounts are part of Base Salary and therefore are not included in the total column.

     4 Reflects the value of restricted stock and restricted stock units vesting in 2008. The value of the restricted stock was calculated using the opening stock price for Progress Energy Common Stock three days prior to the day vesting occurred. The value of the restricted stock units was calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when vesting occurred.

PROXY STATEMENT

     5 Reflects the value of performance shares vesting on January 1, 2008 at $48.43 for the 2007 1-year transitional grant under the applicable PSSP.

     6 Reflects dividends and dividend equivalents paid as the result of outstanding restricted stock or restricted stock units held in Company Plan accounts.

     7 Reflects the value of any stock options vesting in 2008. Since we ceased granting stock options under our Incentive Plans in 2004, all outstanding options had fully vested in 2008.

     8 Reflects the value of all perquisites provided during 2008. For a complete listing of the perquisites, see the “Executive Perquisites” section of the “Elements of Compensation” discussion of the CD&A on page 33 of this Proxy Statement. Perquisite details for each named executive officer are discussed in the Summary Compensation Table footnotes. The value reflected does not include tax gross-ups paid relating to perquisites provided.

     9 Reflects the value of tax gross-up related to perquisites and miscellaneous income items (Supplemental Senior Executive Retirement Plan (SERP) or Restoration and MDCP 401(k) make-up) provided during 2008.

     10 Pursuant to the August 2005 amendment to his employment agreement, Mr. Scott’s outstanding restricted stock awards vested upon his retirement on September 1, 2008. The vesting price was $44.24 based on the September 2, 2008 opening price. In addition, Mr. Scott’s 2007 Restricted Stock Unit vested and a pro-rata portion of his 2008 Restricted Stock Unit grant vested. The vesting price was $43.68 based on the August 31, 2008 closing price.

Progress Energy Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION

William D. Johnson, Chairman, Chief Executive Officer, and President

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement[13]	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$950,000 [1]	$0	$0	$0	$2,840,500	$0	$5,288,500	$0
Annual Incentive [2]	$0	$0	$0	$0	$0	$807,500	$929,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period) [3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant [4]	$0	$0	$0	$0	$0	$1,292,336	$1,292,336
2007 (performance period) [4]	$0	$0	$0	$0	$0	$1,292,336	$1,292,336
2008 (performance period) [4]	$0	$0	$0	$0	$0	$1,904,232	$634,744
Restricted Stock Units [5]
2007 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$196,700	$196,700
2007 – 2011
(grant date vesting)	$0	$0	$0	$0	$0	$196,700	$196,700
2007 – 2012
(grant date vesting)	$0	$0	$0	$0	$0	$196,700	$196,700
2008 – 2009
(grant date vesting)	$0	$0	$0	$0	$0	$304,853	$0
2008 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$304,853	$0
2008 – 2011
(grant date vesting)	$0	$0	$0	$0	$0	$304,892	$0
Restricted Stock [6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$1,240,690	$1,240,690
Benefits and Perquisites
Incremental Non-Qualified
Pension [7]	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation [8]	$616,137	$0	$0	$616,137	$616,137	$616,137	$616,137
Post-retirement
Health Care [9]	$0	$0	$0	$22,936	$0	$44,972	$0
Split-Dollar Policy [10]	$150,914	$0	$0	$150,914	$150,914	$133,500	$1,140,938
Executive AD&D Proceeds [11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up [12]	$0	$0	$0	$0	$0	$4,263,228	$0
TOTAL	$767,051	$0	$0	$3,630,487	$767,051	$18,388,125	$8,235,739

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary not for cause termination, salary continuation provision per Mr. Johnson’s employment agreement requires a severance equal to 2.99 times his then current base salary ($950,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus average MICP award for the three years prior times three (($950,000 + $812,833) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Johnson would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary or good reason termination (CIC), Mr. Johnson would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 85% times $950,000. In the event of death or disability, Mr. Johnson would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Mr. Johnson’s MICP award was $929,000.

PROXY STATEMENT

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Johnson would immediately vest 14,808 restricted stock units granted on March 20, 2007, and would forfeit 22,951 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Johnson’s restricted stock grant dates are beyond the one-year threshold; therefore, all 31,134 restricted stock shares would vest immediately.

     7 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Johnson was vested under the SERP as of December 31, 2008, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below). Unvested MICP deferral premiums would be forfeited. Mr. Johnson would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Johnson is not eligible for early retirement or normal retirement (see footnote 13 below.) Under involuntary not for cause termination, Mr. Johnson would be reimbursed for 18 months of COBRA premiums at $1,274.20 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Johnson was participating in prior to termination for 36 months at $1,249.22 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008 the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Mr. Johnson surrendered his policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent the 2008 projected cash surrender value per the original policy illustration. There is no provision for early retirement under the Split-Dollar program, and Mr. Johnson is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for three years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

Progress Energy Proxy Statement

     11 Mr. Johnson would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Johnson. Under IRC Section 280G, Mr. Johnson would be subject to excise tax on $7,861,968 of excess parachute payments above his base amount. Those excess parachute payments result in $1,572,394 of excise taxes, $2,629,901 of tax gross-ups, and $60,933 of employer Medicare tax related to the excise tax payment.

     13 Mr. Johnson was not eligible for early retirement at December 31, 2008. However, he became eligible at age 55 on January 9, 2009. A description of his potential payments in the event of early retirement follows. A pro-rata incentive award for the period worked during the year. (At December 31, 2008, this is based on the full award of $929,000.) Performance shares would vest 100 percent for the 2007 2-year transitional and 2007 performance grants, and on a pro-rata basis for the 2008 performance grant based upon the plan: $1,292,336; $1,292,336; and $634,744, respectively. The six restricted stock units (RSU) grants above would vest on a pro-rata basis based on time in the plan: $114,728; $86,076; $68,861; $228,659; $114,330; $76,233. Restricted stock would vest at the Committee’s discretion, potentially 100 percent, which equates to $1,240,690 at December 31, 2008. All outstanding deferred compensation balances would be paid in accordance with the plan and participant elections, subject to IRC Section 409(a) regulations: $616,130. There is no provision for additional benefits upon early retirement in any of the other plans in the table above.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
Mark F. Mulhern, Senior Vice President and Chief Financial Officer

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$385,000 [1]	$0	$0	$0	$1,151,150	$0	$1,193,500	$0
Annual Incentive [2]	$0	$0	$0	$0	$0	$211,750	$200,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period) [3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant [4]	$0	$0	$0	$0	$0	$312,862	$312,862
2007 (performance period) [4]	$0	$0	$0	$0	$0	$312,862	$312,862
2008 (performance period) [4]	$0	$0	$0	$0	$0	$283,891	$77,425
Restricted Stock Units [5]
2007 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$47,382	$47,382
2007 – 2011
(grant date vesting)	$0	$0	$0	$0	$0	$47,382	$47,382
2007 – 2012
(grant date vesting)	$0	$0	$0	$0	$0	$47,342	$47,342
2007 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$278,950	$278,950
2008 – 2009
(grant date vesting)	$0	$0	$0	$0	$0	$45,230	$0
2008 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$45,270	$0
2008 – 2011
(grant date vesting)	$0	$0	$0	$0	$0	$45,270	$0
Restricted Stock [6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$589,780	$589,780
Benefits and Perquisites
Incremental Non
Qualified Pension [7]	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation [8]	$297,763	$0	$0	$297,763	$297,763	$297,763	$297,763
Post-retirement Health Care [9]	$0	$0	$0	$16,205	$0	$21,183	$0
Split-Dollar Policy [10]	$40,487	$0	$0	$40,487	$40,487	$17,094	$754,260
Executive AD&D Proceeds [11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up [12]	$0	$0	$0	$0	$0	$976,637	$0
TOTAL	$338,250	$0	$0	$1,505,605	$338,250	$4,774,147	$3,466,007

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. Mulhern’s employment agreement requires a severance equal to 2.99 times his then current base salary ($385,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times two plus annual target MICP award times two (($385,000 + $211,750) x 2). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Mulhern would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Mulhern would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $385,000. In the event of death or disability, Mr. Mulhern would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Mr. Mulhern’s MICP award was $200,000.

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

Progress Energy Proxy Statement

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Mulhern would immediately vest 10,566 restricted stock units granted on March 20, 2007, and would forfeit 3,407 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Mulhern’s restricted stock grant dates are beyond the one-year threshold; therefore, all 14,800 restricted stock shares would vest immediately.

     7 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Mulhern was vested under the SERP as of December 31, 2008, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Mulhern is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Mulhern would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Mulhern is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Mulhern would be reimbursed for 18 months of COBRA premiums at $900.29 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Mulhern was participating in prior to termination for 24 months at $882.64 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008, the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Mr. Mulhern surrendered his policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent the actual cash value at December 31, 2008. There is no provision for early retirement under the Split-Dollar program, and Mr. Mulhern is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for two years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

     11 Mr. Mulhern would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Mulhern. Under IRC Section 280G, Mr. Mulhern would be subject to excise tax on $1,801,050 of excess parachute payments above his base amount. Those excess parachute payments result in $360,210 of excise taxes, $602,468 of tax gross-ups, and $13,959 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
John R. McArthur, Executive Vice President

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$480,000 [1]	$0	$0	$0	$1,435,200	$0	$2,260,000	$0
Annual Incentive [2]	$0	$0	$0	$0	$0	$264,000	$250,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period) [3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant [4]	$0	$0	$0	$0	$0	$388,856	$388,856
2007 (performance period) [4]	$0	$0	$0	$0	$0	$388,856	$388,856
2008 (performance period) [4]	$0	$0	$0	$0	$0	$374,231	$102,063
Restricted Stock Units [5]
2007 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$58,858	$58,858
2007 – 2011
(grant date vesting)	$0	$0	$0	$0	$0	$58,858	$58,858
2007 – 2012
(grant date vesting)	$0	$0	$0	$0	$0	$58,898	$58,898
2007 Retention Grant
(grant date vesting)	$0	$0	$0	$0	$0	$358,650	$358,650
2008-2009
(grant date vesting)	$0	$0	$0	$0	$0	$59,655	$0
2008-2010
(grant date vesting)	$0	$0	$0	$0	$0	$59,655	$0
2008-2011
(grant date vesting)	$0	$0	$0	$0	$0	$59,655	$0
Restricted Stock [6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$365,305	$365,305
Benefits and Perquisites
Incremental Non
Qualified Pension [7]	$0	$0	$0	$0	$0	$1,225,262	$0
Deferred Compensation [8]	$71,838	$0	$0	$71,838	$71,838	$71,838	$71,838
Post-retirement Health Care [9]	$0	$0	$0	$22,494	$0	$44,105	$0
Split-Dollar Policy [10]	$5,000	$0	$0	$5,000	$5,000	$63,149	$789,383
Executive AD&D Proceeds [11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up [12]	$0	$0	$0	$0	$0	$2,162,892	$0
TOTAL	$76,838	$0	$0	$1,534,532	$76,838	$8,322,727	$3,391,567

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. McArthur’s employment agreement requires a severance equal to 2.99 times his then current base salary ($480,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus average MICP award for the three years prior times three (($480,000 + $273,333) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. McArthur would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. McArthur would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $480,000. In the event of death or disability, Mr. McArthur would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Mr. McArthur’s MICP award was $250,000.

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

Progress Energy Proxy Statement

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. McArthur would immediately vest 13,432 restricted stock units granted on March 20, 2007, and would forfeit 4,491 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. McArthur’s restricted stock grant dates are beyond the one-year threshold; therefore, all 9,167 restricted stock shares would vest immediately.

     7 Mr. McArthur was not vested under the SERP as of December 31, 2008, so this is the incremental value due to accelerated vesting under involuntary or good reason termination (CIC). No accelerated vesting or incremental nonqualified pension benefit applies under any other scenario above.

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. McArthur is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. McArthur would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. McArthur is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. McArthur would be reimbursed for 18 months of COBRA premiums at $1,249.64 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. McArthur was participating in prior to termination for 36 months at $1,225.14 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008, the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Mr. McArthur surrendered his policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent the 2008 projected cash surrender value per the original policy illustration with a minimum of $5,000. There is no provision for early retirement under the Split-Dollar program, and Mr. McArthur is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for three years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

     11 Mr. McArthur would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. McArthur. Under IRC Section 280G, Mr. McArthur would be subject to excise tax on $3,988,664 of excess parachute payments above his base amount. Those excess parachute payments result in $797,733 of excise taxes, $1,334,245 of tax gross-ups, and $30,914 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
Jeffrey J. Lyash, President and Chief Executive Officer, PEF

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$445,000 [1]	$0	$0	$0	$1,330,550	$0	$2,070,000	$0
Annual Incentive [2]	$0	$0	$0	$0	$0	$244,750	$225,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period) [3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant [4]	$0	$0	$0	$0	$0	$418,345	$418,345
2007 (performance period) [4]	$0	$0	$0	$0	$0	$418,345	$418,345
2008 (performance period) [4]	$0	$0	$0	$0	$0	$402,605	$109,801
Restricted Stock Units [5]
2007 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$62,804	$62,804
2007 – 2011
(grant date vesting)	$0	$0	$0	$0	$0	$62,804	$62,804
2007 – 2012
(grant date vesting)	$0	$0	$0	$0	$0	$62,764	$62,764
2007 Retention Grant
(grant date vesting)	$0	$0	$0	$0	$0	$358,650	$358,650
2008 – 2009
(grant date vesting)	$0	$0	$0	$0	$0	$63,601	$0
2008 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$63,640	$0
2008 – 2011
(grant date vesting)	$0	$0	$0	$0	$0	$63,640	$0
Restricted Stock [6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$290,905	$290,905
Benefits and Perquisites
Incremental Non-Qualified
Pension [7]	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation [8]	$91,614	$0	$0	$91,614	$91,614	$91,614	$91,614
Post-retirement Health Care [9]	$0	$0	$0	$22,494	$0	$44,105	$0
Split-Dollar Policy [10]	$13,608	$0	$0	$13,608	$13,608	$26,651	$675,759
Executive AD&D Proceeds [11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up [12]	$0	$0	$0	$0	$0	$1,564,756	$0
TOTAL	$105,222	$0	$0	$1,458,266	$105,222	$6,309,979	$3,276,791

      1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. Lyash’s employment agreement requires a severance equal to 2.99 times his then current base salary ($445,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus average MICP award for the three years prior times three (($445,000 + $245,000) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Lyash would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Lyash would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $445,000. In the event of death or disability, Mr. Lyash would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Mr. Lyash’s MICP award was $225,000.

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

Progress Energy Proxy Statement

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Lyash would immediately vest 13,727 restricted stock units granted on March 20, 2007, and would forfeit 4,790 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Lyash’s restricted stock grant dates are beyond the one-year threshold; therefore, all 7,300 restricted stock shares would vest immediately.

     7 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Lyash was vested under the SERP as of December 31, 2008, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Lyash is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Lyash would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Lyash is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Lyash would be reimbursed for 18 months of COBRA premiums at $1,249.64 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Lyash was participating in prior to termination for 36 months at $1,225.14 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008, the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Mr. Lyash surrendered his policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent the 2008 projected cash surrender value per the original policy illustration. There is no provision for early retirement under the Split-Dollar program, and Mr. Lyash is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for three years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

     11 Mr. Lyash would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Lyash. Under IRC Section 280G, Mr. Lyash would be subject to excise tax on $2,885,621 of excess parachute payments above his base amount. Those excess parachute payments result in $577,124 of excise taxes, $965,267 of tax gross-ups, and $22,365 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION
Lloyd M. Yates, President and Chief Executive Officer, PEC

						Involuntary
				Involuntary		or Good
				Not for		Reason
	Voluntary	Early	Normal	Cause	For Cause	Termination	Death or
	Termination	Retirement	Retirement	Termination	Termination	(CIC)	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$440,000[1]	$0	$0	$0	$1,315,600	$0	$2,046,000	$0
Annual Incentive[2]	$0	$0	$0	$0	$0	$242,000	$210,000
Long-term Incentives
Performance Shares (PSSP)
2006 (performance period)[3]	$0	$0	$0	$0	$0	$0	$0
2007 2-yr Transitional Grant[4]	$0	$0	$0	$0	$0	$418,345	$418,345
2007 (performance period)[4]	$0	$0	$0	$0	$0	$418,345	$418,345
2008 (performance period)[4]	$0	$0	$0	$0	$0	$402,605	$109,801
Restricted Stock Units[5]
2007 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$62,804	$62,804
2007 – 2011
(grant date vesting)	$0	$0	$0	$0	$0	$62,804	$62,804
2007 – 2012
(grant date vesting)	$0	$0	$0	$0	$0	$62,764	$62,764
2007 Retention Grant
(grant date vesting)	$0	$0	$0	$0	$0	$358,650	$358,650
2008 – 2009
(grant date vesting)	$0	$0	$0	$0	$0	$63,601	$0
2008 – 2010
(grant date vesting)	$0	$0	$0	$0	$0	$63,640	$0
2008 – 2011
(grant date vesting)	$0	$0	$0	$0	$0	$63,640	$0
Restricted Stock[6]
Unvested and Accelerated	$0	$0	$0	$0	$0	$338,725	$338,725
Benefits and Perquisites
Incremental Nonqualified
Pension[7]	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation[8]	$427,147	$0	$0	$427,147	$427,147	$427,147	$427,147
Post-retirement Health Care[9]	$0	$0	$0	$22,936	$0	$44,972	$0
Split-Dollar Policy[10]	$25,165	$0	$0	$25,165	$25,165	$31,846	$855,170
Executive AD&D Proceeds[11]	$0	$0	$0	$0	$0	$0	$500,000
280G Tax Gross-up12	$0	$0	$0	$0	$0	$1,563,461	$0
TOTAL	$452,312	$0	$0	$1,790,848	$452,312	$6,671,349	$3,824,555

     1 There is no provision for payment of salary under voluntary termination, for cause termination, death or disability. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, salary continuation provision per Mr. Yates’s employment agreement requires a severance equal to 2.99 times his then current base salary ($440,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals the sum of annual salary times three plus annual target MICP award times three (($440,000 + $242,000) x 3). Does not include impact of long-term disability. In the event of a long-term disability, Mr. Yates would receive 60% of base salary during the period of his disability.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Yates would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $440,000. In the event of death or disability, Mr. Yates would receive a pro-rata incentive award for the period worked during the year. For December 31, 2008, this is based on the full award. For 2008, Mr. Yates’s MICP award was $210,000.

     3 For the 2006 performance shares grant, the expected payout as of December 31, 2008 was 0%.

Progress Energy Proxy Statement

     4 Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2008, the performance factor is 100%. In the event of death or disability, the 2007 2-year transitional and 2007 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2008 performance grant, a pro-rata payment would be made based upon time in the plan.

     5 Unvested restricted stock units (RSU) would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Yates would immediately vest 13,727 restricted stock units granted on March 20, 2007, and would forfeit 4,790 restricted stock units granted on March 18, 2008.

     6 Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Yates’s restricted stock grant dates are beyond the one-year threshold; therefore, all 8,500 restricted stock shares would vest immediately.

     7 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Yates was vested under the SERP as of December 31, 2008, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Yates is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Yates would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Yates is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Yates would be reimbursed for 18 months of COBRA premiums at $1,274.20 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Yates was participating in prior to termination for 36 months at $1,249.22 per month.

     10 The Executive Permanent Split-Dollar Life Insurance program involves sharing of insurance costs and benefits between the Company and the participant. The benefit sharing was scheduled to end at age 65. However, in 2008, the Committee authorized the Chief Executive Officer to terminate the executive split-dollar program. The Plan was terminated effective January 1, 2009. Mr. Yates surrendered his policy for cash value. Surrender proceeds were issued in January 2009 equal to the greater of the 2008 projected cash surrender value per the original policy illustration or actual cash value at December 31, 2008, with a minimum of $5,000. At December 31, 2008, the program was still active and potential payments would have been due under the following events: Under voluntary termination, involuntary not for cause termination, and for cause termination, the policy would be split in proportion to cash value ownership. The amounts in these columns represent the 2008 projected cash surrender value per the original policy illustration. There is no provision for early retirement under the Split-Dollar program, and Mr. Yates is not eligible for normal retirement. Under involuntary or good reason termination (CIC), this value represents premiums that would be paid by the Company for three years. In the event of death, proceeds of the Policy would be payable as of the last policy anniversary date.

     11 Mr. Yates would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     12 Upon a change in control, the Management Change-in-Control Plan provides for the Company to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Yates. Under IRC Section 280G, Mr. Yates would be subject to excise tax on $2,883,233 of excess parachute payments above his base amount. Those excess parachute payments result in $576,647 of excise taxes, $964,468 of tax gross-ups, and $22,346 of employer Medicare tax related to the excise tax payment.

PROXY STATEMENT

DIRECTOR COMPENSATION

     The following includes the required table and related narrative detailing the compensation each director received for his or her services in 2008.

					Change in
					Pension Value
					and
	Fees			Non-Equity	Nonqualified
	Earned			Incentive	Deferred
	or Paid in	Stock	Option	Plan	Compensation	All Other
	Cash[1]	Awards[2]	Awards	Compensation	Earnings	Compensation[3]	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
James E. Bostic, Jr.	$93,500	$22,877	—	—	—	$15,000	$131,377
David L. Burner	$118,500	$7,054	—	—	—	$15,819	$141,373
Richard L. Daugherty	$53,500	$177	—	—	—	$517,675 [4]	$571,352
Harris E. DeLoach, Jr.	$103,500	$45,164	—	—	—	$15,000	$163,664
James B. Hyler, Jr.	$28,178	—	—	—	—	—	$28,178
Robert W. Jones	$93,500	$53,194	—	—	—	$9,677	$156,371
W. Steven Jones	$93,500	$36,684	—	—	—	$15,582	$145,766
E. Marie McKee	$107,000	$7,054	—	—	—	$16,038	$130,092
John H. Mullin, III	$108,500	$4,306	—	—	—	$15,000	$127,806
Charles W. Pryor, Jr.	$93,500	$53,194	—	—	—	$7,097	$153,791
Carlos A. Saladrigas	$93,500	$17,367	—	—	—	$15,000	$125,867
Theresa M. Stone	$102,030	$36,684	—	—	—	$15,000	$153,714
Alfred C. Tollison, Jr.	$101,500	$45,164	—	—	—	$16,841	$163,505

     1 Reflects the annual retainer plus any Board or Committee fees earned in 2008. Amounts may have been paid in cash or deferred into the Non-Employee Director Deferred Compensation Plan.

      2 Reflects the change in value in the Non-Employee Director Stock Unit Plan account for 2008. The value of account is tracked in phantom stock units and changes with the annual $60,000 grant, dividend reinvestment, unit appreciation/ depreciation and payments made upon termination of a director. The assumptions made in the valuation of awards granted pursuant to the Non-Employee Director Stock Unit Plan are not addressed in our consolidated financial statements, footnotes to our consolidated financial statements or in Management’s Discussion and Analysis because the Director Plan is immaterial to our consolidated financial statements. As a liability plan under SFAS No. 123(R), the fair value of the Director Plan is re-measured at each financial statement date. The fair value of the Director Plan reflects the fair value of the Company’s stock applied to the number of phantom stock units. The grant date fair value for each stock unit granted to each director on January 2, 2008 was $ 47.63. The numbers of stock units outstanding as of December 31, 2008, for each Director listed above are as follows: James E. Bostic Jr.—6,387; David L. Burner—9,024; Richard L. Daugherty—0; Harris E. DeLoach—2,673; James B. Hyler, Jr.—0; Robert W. Jones—1,335; W. Steven Jones—4,086; E. Marie McKee—9,024; John H. Mullin, III—9,482; Charles W. Pryor—1,335; Carlos A. Saladrigas—7,306; Theresa M. Stone—4,086; and Alfred C. Tollison, Jr.—2,673.

      3 Includes incentive matching contributions under the incentive compensation program, the value of perquisites such as tickets to sporting and cultural arts events, imputed income for personal or spousal travel, and the cash value of retirement and holiday gifts from the Company. For all directors who have been on our Board since January 1, 2007, the Company gave a $15,000 incentive match based on the Company’s achievement of corporate incentive goals. The $15,000 incentive match was prorated for new directors based on the time they were elected to the Board.

      4 Includes a $500,000 contribution to colleges and universities of the director’s choice pursuant to the Directors’ Educational Contribution Plan. The Directors’ Educational Contribution Plan is funded by policies of corporate-owned life insurance on the lives of pairs of Directors, with proceeds payable to us at the death of the second to die in each pair. All costs of the Directors’ Education Contribution Plan are expected to be covered from the life insurance proceeds to be received by us. Mr. Richard L. Daugherty, who retired from the Board in 2008, was a participant in the Directors’ Educational Contribution Plan. In 2008, we made a contribution of $500,000 on Mr. Daugherty’s behalf to the Richard and Marlene Daugherty Centennial Campus Entrepreneurialism Endowment at North Carolina State University. In 2008, we paid insurance premiums totaling $392,075 in order to fund the Directors’ Educational Contribution Plan. Only Directors who were Directors or retired Directors on or prior to September 16, 1998 can participate in the Directors’ Educational Contribution Plan. Under these guidelines, none of the current Board members is eligible to participate, and the Directors’ Educational Contribution Plan has been discontinued.

Progress Energy Proxy Statement

DISCUSSION OF DIRECTOR COMPENSATION TABLE

RETAINER AND MEETING FEES

     During 2008, Directors who were not employees of the Company received an annual retainer of $80,000, of which $30,000 was automatically deferred under the Non-Employee Director Deferred Compensation Plan (see below). The Lead Director/Chair of the following Board Committees received an additional retainer of $15,000: Audit and Corporate Performance Committee; Governance Committee; and Organization and Compensation Committee. The Chair of each of the following standing Board Committees received an additional retainer of $10,000: Finance Committee and Operations and Nuclear Oversight Committee. The non-chair members of the following standing Board Committees received an additional retainer of $7,500: Audit and Corporate Performance Committee and the Organization and Compensation Committee. The non-chair members of the following standing Board Committees received an additional retainer of $6,000: Governance Committee; Finance Committee; and Operations and Nuclear Oversight Committee. The Nuclear Oversight Director received an additional retainer of $8,000. The Nuclear Project Oversight Committee was established on December 10, 2008. The Chair of the Nuclear Project Oversight Committee receives an attendance fee of $2,000 per meeting held by that Committee. Additionally, each member of the Nuclear Project Oversight Committee receives an attendance fee of $1,500 per meeting held by that Committee. Directors who are not employees of the Company received a fee of $1,500 per meeting, paid with the next quarterly retainer, for non-customary meetings or reviews of the Company’s operations that are approved by the Governance Committee. Directors who are employees of our Company do not receive an annual retainer or attendance fees. All Directors are reimbursed for expenses incidental to their service as Directors. Committee positions held by the Directors are discussed in the “Board Committees” section of this Proxy Statement.

     The Non-Employee Director Stock Unit Plan provides that each Director will receive an annual grant of stock units that is equivalent to $60,000.

NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

     In addition to $30,000 from the annual retainer that is automatically deferred, outside Directors may elect to defer any portion of the remainder of their annual retainer and Board attendance fees until after the termination of their service on the Board under the Non-Employee Director Deferred Compensation Plan. Any deferred fees are deemed to be invested in a number of units of Common Stock of the Company, but participating Directors receive no equity interest or voting rights in any shares of the Common Stock. The number of units credited to the account of a participating Director is equal to the dollar amount of the deferred fees divided by the average of the high and low selling prices (i.e., market value) of the Common Stock on the day the deferred fees would otherwise be payable to the participating Director. The number of units in each account is adjusted from time to time to reflect the payment of dividends on the number of shares of Common Stock represented by the units. Unless otherwise agreed to by the participant and the Board, when the participant ceases to be a member of the Board of Directors, he or she will receive cash equal to the market value of a share of the Company’s Common Stock on the date of payment multiplied by the number of units credited to the participant’s account.

DIRECTOR INCENTIVE COMPENSATION PLAN

     In conjunction with the amendment of the Non-Employee Director Stock Unit Plan, the Board of Directors eliminated the Director Incentive Compensation Plan.

PROXY STATEMENT

NON-EMPLOYEE DIRECTOR STOCK UNIT PLAN

     Effective January 1, 1998, we established the Non-Employee Director Stock Unit Plan (“Stock Unit Plan”). The Stock Unit Plan provides for an annual grant of stock units equivalent to $60,000 to each non-employee Director. Each unit is equal in economic value to one share of the Company’s Common Stock, but does not represent an equity interest or entitle its holder to vote. The number of units is adjusted from time to time to reflect the payment of dividends with respect to the Common Stock of the Company. Benefits under the Stock Unit Plan vest after a participant has been a member of the Board for five years and are payable solely in cash. Effective January 1, 2007, a Director shall be fully vested at all times in the stock units credited to his or her account.

PERQUISITES

     Directors are eligible to receive certain perquisites, including tickets to various cultural arts and sporting events, which are de minimis in value. Each retiring Director also receives a gift valued at approximately $1,500 in appreciation for his/her service on the Board.

     We charge Directors with imputed income in connection with (i) their travel on Company aircraft for non-Company related purposes and (ii) their spouses’ travel on Company aircraft. When spousal travel is at our invitation, we will gross up the Directors for taxes incurred in connection with the imputed income related to the travel.

     All of the Directors who were Directors or retired Directors on or prior to September 16, 1998, participate in a Directors’ Educational Contribution Plan. The Directors’ Educational Contribution Plan is funded by policies of corporate-owned life insurance on the lives of pairs of Directors, with proceeds payable to us at the death of the second to die in each pair. All costs of the Directors’ Educational Contribution Plan are expected to be covered from the life insurance proceeds to be received by us. Pursuant to the Director’s Educational Contribution Plan, we will make a contribution in the name of each participating Director to an educational institution or approved educational foundation or fund in North Carolina or South Carolina selected by the participating Director and approved by the Executive Committee of the Board of Directors. The contribution will be made at the later of the retirement of the participating Director from the Board of Directors or 10 years from the date of adoption of the Directors’ Educational Contribution Plan. If a participating Director has served as a Director for at least five but less than 10 years at the time the contribution is to be made, we will contribute $250,000 in the name of the Director. If the participating Director has served for 10 or more years, the amount of the contribution will be $500,000. Mr. Daugherty, who retired from the Board in 2008, was a participant in the Directors’ Educational Contribution Plan. In 2008, we made a contribution of $500,000 on Mr. Daugherty’s behalf to the Richard and Marlene Daugherty Centennial Campus Entrepreneurialism Endowment at North Carolina State University.

     Only Directors who were Directors or retired Directors on or prior to September 16, 1998 can participate in the Directors’ Educational Contribution Plan. Under these guidelines, none of the current Board members is eligible to participate, and the Directors’ Educational Contribution Plan has been discontinued.

Progress Energy Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
as of December 31, 2008

(c)
Number of
	(a)		securities
	Number of		remaining available
	securities to		for future issuance
	be issued upon	(b)	under equity
	exercise of	Weighted-average	compensation plans
	outstanding	exercise price of	(excluding
	options,	outstanding	securities
	warrants and	options,	reflected in column
Plan category	rights	warrants and rights	(a))
Equity compensation plans approved by
security holders	4,901,385	$43.99	6,541,305
Equity compensation plans not approved by
security holders	N/A	N/A	N/A

Total	4,901,385	$43.99	6,541,305

     Column (a) includes stock options outstanding, outstanding performance units assuming maximum payout potential, and outstanding restricted stock units.

     Column (b) includes only the weighted-average exercise price of outstanding options.

     Column (c) includes reduction for unissued, outstanding performance units assuming maximum payout potential and unissued, outstanding restricted stock units, and issued restricted stock.

PROXY STATEMENT

REPORT OF THE AUDIT AND CORPORATE
PERFORMANCE COMMITTEE

     The Audit and Corporate Performance Committee of the Company’s Board of Directors (the “Audit Committee”) has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2008, with the Company’s management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T, by the SEC’s Regulation S-X, Rule 2-07, and by the NYSE’s Corporate Governance Rules, as may be modified, amended or supplemented.

     The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

     Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

Audit and Corporate Performance Committee

Theresa M. Stone, Chair
James E. Bostic, Jr.
James B. Hyler, Jr.
Charles W. Pryor, Jr.
Carlos A. Saladrigas
Alfred C. Tollison, Jr.

     Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

     The Audit Committee has actively monitored all services provided by its independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) and the relationship between audit and non-audit services provided by Deloitte. We have adopted policies and procedures for preapproving all audit and permissible non-audit services rendered by Deloitte, and the fees billed for those services. Our Controller (the “Controller”) is responsible to the Audit Committee for enforcement of this procedure, and for reporting noncompliance. Pursuant to the preapproval policy, the Audit Committee specifically preapproved the use of Deloitte for audit, audit-related, tax and non-audit services.

     The preapproval policy requires management to obtain specific preapproval from the Audit Committee for the use of Deloitte for any permissible non-audit services, which generally are limited to tax services, including tax compliance, tax planning, and tax advice services such as return review and consultation and assistance. Other types of permissible non-audit services will not be considered for approval except in limited instances, which may include proposed services that provide significant economic or other benefits. In determining whether to approve these services, the Audit Committee will assess whether these services adversely impair the independence of Deloitte. Any permissible non-audit services provided during a fiscal year that (i) do not aggregate more than 5 percent of the total fees paid to Deloitte for all services rendered during that fiscal year and (ii) were not recognized as non-audit services

Progress Energy Proxy Statement

at the time of the engagement must be brought to the attention of the Controller for prompt submission to the Audit Committee for approval. These de minimis non-audit services must be approved by the Audit Committee or its designated representative before the completion of the services. Non-audit services that are specifically prohibited under the Sarbanes-Oxley Act Section 404, SEC rules, and Public Company Accounting Oversight Board (“PCAOB”) rules are also specifically prohibited under the policy.

     Prior to approval of permissible tax services by the Audit Committee, the policy requires Deloitte to (1) describe in writing to the Audit Committee (a) the scope of the service, the fee structure for the engagement and any side letter or other amendment to the engagement letter or any other agreement between the Company and Deloitte relating to the service and (b) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between Deloitte and any person (other than the Company) with respect to the promoting, marketing or recommending or a transaction covered by the service; and (2) discuss with the Audit Committee the potential effects of the services on the independence of Deloitte.

     The policy also requires the Controller to update the Audit Committee throughout the year as to the services provided by Deloitte and the costs of those services. The policy also requires Deloitte to annually confirm its independence in accordance with SEC and NYSE standards. The Audit Committee will assess the adequacy of this policy as it deems necessary and revise accordingly.

     Set forth in the table below is certain information relating to the aggregate fees billed by Deloitte for professional services rendered to us for the fiscal years ended December 31, 2008, and December 31, 2007.

	2008	2007
Audit fees	$3,673,000	$3,937,000
Audit-related fees	94,000	114,000
Tax fees	22,000	579,000
Total Fees	3,789,000	4,630,000

     Audit fees include fees billed for services rendered in connection with (i) the audits of our annual financial statements and those of our SEC reporting subsidiaries (Carolina Power & Light Company and Florida Power Corporation); (ii) the audit of the effectiveness of our internal control over financial reporting; (iii) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and those of our SEC reporting subsidiaries; (iv) the audits of the financial statements of certain of our nonreporting subsidiaries in support of the audit of our financial statements; (v) accounting consultations arising as part of the audits; and (vi) audit services in connection with statutory, regulatory or other filings, including comfort letters and consents in connection with SEC filings and financing transactions. Audit fees for 2008 and 2007 also include $1,264,000 and $1,263,000, respectively, for services in connection with the Sarbanes-Oxley Act Section 404 and the related PCAOB Standard No. 2 relating to our internal control over financial reporting.

     Audit-related fees include fees billed for (i) audits of the financial statements of certain of our nonreporting subsidiaries; (ii) special procedures and letter reports; (iii) benefit plan audits when fees are paid by us rather than directly by the plan; and (iv) accounting consultations for prospective transactions not arising directly from the audits.

     Tax fees include fees billed for tax compliance matters and tax planning and advisory services.

     The Audit Committee has concluded that the provision of the non-audit services listed above as “Tax fees” is compatible with maintaining Deloitte’s independence.

     None of the services provided was approved by the Audit Committee pursuant to the de minimis waiver provisions described above.

PROXY STATEMENT

PROPOSAL 2—RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit and Corporate Performance Committee of our Board of Directors (the “Audit Committee”) has selected Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for the fiscal year ending December 31, 2009, and has directed that management submit the selection of that independent registered public accounting firm for ratification by the shareholders at the 2009 Annual Meeting of the Shareholders. Deloitte & Touche has served as the independent registered public accounting firm for our Company and its predecessors since 1930. In selecting Deloitte & Touche, the Audit Committee considered carefully Deloitte & Touche’s previous performance for us, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. A representative of Deloitte & Touche will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement and will be available to respond to appropriate questions. Shareholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm is not required by our By-Laws or otherwise. However, we are submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche. Even if the shareholders ratify the selection, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its shareholders.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, the shares represented by the accompanying proxy will be voted “FOR” the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the ratification of the selection of Deloitte & Touche.

     The proposal to ratify the selection of Deloitte & Touche to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2009, requires approval by a majority of the votes actually cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions from voting and broker nonvotes will not count as shares voted and will not have the effect of a “negative” vote, as described in more detail under the heading “PROXIES” on page 2.

     The Audit Committee and the Board of Directors recommend a vote “FOR” the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm.

Progress Energy Proxy Statement

PROPOSAL 3—APPROVAL OF THE PROGRESS ENERGY, INC.
2009 EXECUTIVE INCENTIVE PLAN TO COMPLY WITH SECTION 162(m)
OF THE INTERNAL REVENUE CODE

Background

     The Board of Directors and Organization and Compensation Committee (the “Committee”) have unanimously approved the adoption of the Progress Energy, Inc. 2009 Executive Incentive Plan (the “EIP”) effective March 17, 2009, subject to shareholder approval of the EIP at the Annual Meeting of Shareholders as described in this proposal. Below is a description of the material terms of the EIP. The discussion is qualified in its entirety by reference to the EIP, a copy of which is attached to this Proxy Statement as Exhibit D. Shareholders should refer to the EIP for more complete and detailed information about the plan.

     The EIP creates an annual cash incentive plan for the Company’s named executive officers. Bonus awards under this program are payable in cash from a bonus pool based upon the operating earnings of the Company. In an attempt to preserve, to the extent practicable, the Company’s ability to deduct compensation payable under the EIP to covered employees (generally, the named executive officers in the Proxy Statement), the Company is proposing that shareholders approve the material terms of the EIP.

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m) of the Code”) and related regulations, compensation in excess of $1,000,000 paid in any one year to a public corporation’s covered employees who are employed by the corporation at year-end will not be deductible for federal income tax purposes unless the compensation is considered “qualified performance-based compensation” under Section 162(m) of the Code (or another exemption is met). In order to qualify as performance-based compensation, among other requirements, Section 162(m) of the Code and related regulations require that shareholders approve the material terms of the performance goals under which compensation may be paid under a plan. The material terms subject to shareholder approval include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria upon which the performance goal is based; and (iii) either the maximum dollar amount of compensation that may be paid to an employee during a specified period, or the formula used to calculate the amount of compensation to be paid, if the performance goal is met. These material terms are described below.

     If the shareholders do not approve the material terms of the EIP, the Committee intends to revisit our cash incentive structure for our named executive officers for 2009, although it is anticipated that any such incentive program would continue to be performance-based and to emphasize at-risk compensation.

Purpose

     The purpose of the EIP is to assist the Company in attracting, retaining, motivating and rewarding employees who occupy key positions and contribute to the growth and profitability of the Company through the award of cash incentives. The plan is also intended to enable the Committee to preserve the tax deductibility of incentive awards under Section 162(m) of the Code to the extent practicable.

Eligibility

     Participants in the EIP are the principal executive officer and other executive officers of the Company as may be named by the Committee, subject to the provisions of Section 162(m) of the Code. Participants are selected on an annual or other periodic basis as determined by the Committee. At this time, approximately 5 employees (including the named executive officers) are eligible to participate in the EIP. Non-employee service providers and non-employee directors are not eligible to participate.

PROXY STATEMENT

Administration; Amendment and Termination

     The EIP is administered by the Committee. The Committee may amend, suspend or terminate the EIP at any time, subject to: (i) shareholder approval of any amendments if required by applicable laws, rules or regulations; and (ii) participant consent if such action would materially adversely affect any award earned and payable under the plan at that time. The Committee also may adjust awards and performance objectives upon the occurrence of certain unusual or nonrecurring events or other similar circumstances, as described in the EIP. In addition, the Committee’s authority to grant awards and authorize payments under the EIP does not restrict its authority to grant compensation to employees under another Company compensation plan or program.

Establishment of Incentive Pool; Award Limitations

     For each performance period, an unfunded incentive pool will be established to measure Company performance and determine the amounts, if any, payable with respect to awards. The incentive pool for each performance period shall equal one percent (1%) of the Company’s operating earnings (as defined in the EIP) for the performance period. Awards may be earned and paid under the EIP only if and to the extent the incentive pool is hypothetically funded as a result of Company operating earnings for the performance period.

     For each performance period, the Committee will allocate a specified percentage or other amount of the incentive pool to each participant. The maximum amount payable for all awards during a performance period cannot exceed 100% of the incentive pool for that period. The maximum award payable to any one participant cannot exceed 40% of the incentive pool for that period. The Committee may decline to allocate any portion of the incentive pool.

Earning of Awards

     The Committee will determine the amount of the incentive pool for a performance period and the amount of the incentive pool allocated to each participant for that performance period. The Committee may, in its discretion, decrease (but not increase) the individual award of a participant for the performance period based upon business criteria determined by the Committee and as typically executed through the Management Incentive Compensation Plan of Progress Energy, Inc. (“MICP”), the Company’s principal cash incentive plan for executive officers, and such other factors as the Committee deems appropriate. As indicated above, the amount allocated to participants could be less than the incentive pool generated under this plan depending upon the Committee’s judgment of Company performance, individual performance and contributions, and other factors the Committee deems relevant and prudent under the circumstances.

Effect of Termination of Employment

     Except as otherwise provided in a separate contractual arrangement entered into between any participant and the Company or otherwise determined by the Committee in its sole discretion, a participant must be actively employed by the Company or an affiliate on the January 1 immediately following the year when an award is earned in order to be paid with respect to the award. No payment shall be made to or on behalf of a Participant who terminates employment prior to the end of a performance period for reasons other than the death or disability of the participant, or in the event of a Change in Control, if such payment would fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

Progress Energy Proxy Statement

Certain Federal Income Tax Consequences

     The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the EIP as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of Section 162(m) of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances.

     In general, a participant in the EIP will be taxed at ordinary income rates on any cash bonus in the year received. Generally, the Company will receive a federal income tax deduction corresponding to the amount included in the participant’s income (subject to compliance with the requirements of Section 162(m) of the Code described herein).

     Performance-based Compensation — Section 162(m) Requirements. The EIP is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent practicable, the Company’s tax deduction for awards made under the EIP to covered employees. As described above, Section 162(m) of the Code generally denies an employer a deduction for compensation paid to covered employees of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

New Plan Benefits

     As noted above, awards made under the Plan are made at the Committee’s discretion and are based on attainment of performance goals. Accordingly, it is not possible to determine at this time the amount of the awards that will be paid for the current fiscal year or the amount of future awards under the EIP. However, the cash bonuses that were paid to the named executive officers for fiscal year 2008 under the MICP are described above in the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation” on page 40.

Approval of the proposal regarding the Progress Energy, Inc. 2009 Executive Incentive Plan to comply with Section 162(m) of the Internal Revenue Code will require the affirmative vote of a majority of the votes cast on the proposal. Abstentions will not have the effect of “negative” votes with respect to the proposal. Shares held in “street name” that are not voted with respect to the proposal regarding the Progress Energy, Inc. 2009 Executive Incentive Plan to comply with Section 162(m) of the Internal Revenue Code will not be included in determining the number of votes cast.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THIS PROPOSAL

PROXY STATEMENT

FINANCIAL STATEMENTS

     Our 2008 Annual Report, which includes financial statements as of December 31, 2008, and 2007, and for each of the three years in the period ended December 31, 2008, together with the report of Deloitte & Touche LLP, our independent registered public accounting firm, was mailed to those who were shareholders of record as of the close of business on March 6, 2009.

FUTURE SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for inclusion in the proxy statement for our 2010 Annual Meeting must be received no later than December 1, 2009, at our principal executive offices, addressed to the attention of:

John R. McArthur
Executive Vice President and Corporate Secretary
Progress Energy, Inc.
P.O. Box 1551
Raleigh, NC 27602-1551

     Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

     In order for a shareholder to nominate a candidate for director, under our By-Laws timely notice of the nomination must be received by the Corporate Secretary of the Company either by personal delivery or by United States registered or certified mail, postage pre-paid, not later than the close of business on the 120th calendar day before the date our proxy statement was released to shareholders in connection with the previous year’s annual meeting. In no event shall the public announcement of an adjournment or postponement of an annual meeting or the fact that an annual meeting is held after the anniversary of the preceding annual meeting commence a new time period for a shareholder’s giving of notice as described above. The shareholder filing the notice of nomination must include:

  As to the shareholder giving the notice:

–	the name and address of record of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated;

–	the class and number of our shares that are owned by the shareholder and such beneficial owner;

–	a representation that the shareholder is a holder of record of our shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and

–	a description of all arrangements, understandings or relationships between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

Progress Energy Proxy Statement
  As to each person whom the shareholder proposes to nominate for election as a director:

–	the name, age, business address and, if known, residence address of such person;

–	the principal occupation or employment of such person;

–	the class and number of shares of our stock that are beneficially owned by such person;

–	any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934; and

–	the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

     In order for a shareholder to bring other business before a shareholder meeting, we must receive timely notice within the time limits described above. Such notice must include:

  the information described above with respect to the shareholder proposing such business;

  a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting; and

  any material interest of such shareholder in such business.

     These requirements are separate from the requirements a shareholder must meet to have a proposal included in our proxy statement.

     Any shareholder desiring a copy of our By-Laws will be furnished one without charge upon written request to the Corporate Secretary. A copy of the By-Laws, as amended and restated on May 10, 2006, was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and is available at the SEC’s Web site at www.sec.gov.

OTHER BUSINESS

     The Board of Directors does not intend to bring any business before the meeting other than that stated in this Proxy Statement. The Board knows of no other matter to come before the meeting. If other matters are properly brought before the meeting, it is the intention of the Board of Directors that the persons named in the enclosed proxy will vote on such matters pursuant to the proxy in accordance with their best judgment.

PROXY STATEMENT

Exhibit A

POLICY AND PROCEDURES WITH RESPECT TO
RELATED PERSON TRANSACTIONS

A. Policy Statement

     The Company’s Board of Directors (the “Board”) recognizes that Related Person Transactions (as defined below) can present heightened risks of conflicts of interest or improper valuation or the perception thereof. Accordingly, the Company’s general policy is to avoid Related Person Transactions. Nevertheless, the Company recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, the best interests of the Company and its stockholders. These situations could include (but are not limited to) situations where the Company might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons (as defined below) on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The Company, therefore, has adopted the procedures set forth below for the review, approval or ratification of Related Person Transactions.

     This Policy has been approved by the Board. The Corporate Governance Committee (the “Committee”) will review and may recommend to the Board amendments to this Policy from time to time.

B. Related Person Transactions

     For the purposes of this Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness, (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

     For purposes of this Policy, a “Related Person” means:

1.	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer (i.e. members of the Senior Management Committee and the Controller) of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc. or a nominee to become a director of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc.;

2.	any person who is known to be the beneficial owner of more than 5% of any class of the voting securities of the Company or its subsidiaries;

3.	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4.	any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Progress Energy Proxy Statement

C. Approval Procedures

1.	The Board has determined that the Committee is best suited to review and approve Related Person Transactions. Accordingly, at each calendar year’s first regularly scheduled Committee meeting, management shall recommend Related Person Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if applicable. After review, the Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the Committee as to any material change to those proposed transactions.

2.	In the event management recommends any further Related Person Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Committee for approval at the next Committee meeting. In these instances in which the Legal Department, in consultation with the President and Chief Operating Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, any further Related Person Transactions shall be submitted to the Chair of the Committee (who will possess delegated authority to act between Committee meetings). The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this Policy pursuant to his/her delegated authority.

3.	No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the President and Chief Operating Officer, who shall convey the decision to the appropriate persons within the Company.

D. Ratification Procedures

     In the event the Company’s Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer or General Counsel becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under this Policy, said officer shall immediately notify the Committee or Chair of the Committee, and the Committee or Chair shall consider all of the relevant facts and circumstances regarding the Related Person Transaction. Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment, termination or recession of the Related Person Transaction, and determine how to proceed.

E. Review of Ongoing Transactions

     At the Committee’s first meeting of each calendar year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Person Transaction.

PROXY STATEMENT

F. Disclosure

     All Related Person Transactions are to be disclosed in the filings of the Company, Progress Energy Carolinas, Inc. or Progress Energy Florida, Inc., as applicable, with the Securities and Exchange Commission as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules. Furthermore, all Related Person Transactions shall be disclosed to the Corporate Governance Committee of the Board and any material Related Person Transaction shall be disclosed to the full Board of Directors.

     The material features of this Policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

Progress Energy Proxy Statement

Exhibit B

Progress Energy, Inc. Corporate Governance Guidelines—Board Independence Section

B. Board Independence

In order for a director to be deemed “independent,” the Board of Directors of the Company must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. In making this determination, the Board of Directors shall apply the following standards:

1.	A director who is, or has been within the last three years, an employee of the Company, or whose immediate family member is, or has been within the last three years, an executive officer, of the Company, is not independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent following such employment.

2.	A director who has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pensions or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) is not independent. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer will not be considered in determining independence under this standard. Compensation received by a director’s immediate family member for service as an employee of the Company (other than as an executive officer) will not be considered in determining independence under this standard.

3.	A director who is or has been within the last three years affiliated with or employed by (or whose immediate family member is or has been within the last three years affiliated with or employed by) a present or former internal or external auditor of the Company is not independent.

4.	A director who is, or has been within the last three years, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executives at the same time serve or served on that company’s compensation committee is not independent.

5.	A director who is an executive officer or an employee (or whose immediate family member is an executive officer) of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues is not independent.

6.	A director who has or whose immediate family member has received any compensation from the Company directly or indirectly as an advisor or consultant is not independent until at least three years after he or she ceases to receive such compensation.

PROXY STATEMENT

7.	A director who is or whose immediate family member is an officer, director, or trustee of a foundation, university, or other tax-exempt organization that received from the Company, in any single year within the preceding three years, contributions in an amount which exceeded the greater of $1 million or 2% of such tax-exempt organization’s consolidated gross revenues is not independent.

8.	Neither a director nor his/her immediate family member shall receive any personal loans from the Company.

9.	A director who had or whose immediate family member had, during the Company’s last fiscal year, a relationship that must be disclosed under Item 404(a) of Regulation S-K is not independent.

10.	Relationships not specifically mentioned above, or transactions that may have taken place prior to the adoption of these independence standards, may, in the Board’s judgment, be deemed not to be material and the director will be deemed independent, if after taking into account all relevant facts and circumstances, the Board determines that the existence of such relationship or transaction would not impair the director’s exercise of independent judgment.

11.	Any transaction that Item 404(a) of Regulation S-K exempts from disclosure (or subjects to only limited disclosure) shall be deemed categorically immaterial for purposes of these Guidelines. These transactions include, but are not limited to, the following:

  executive compensation arrangements otherwise reported under Item 402 of Reg. S-K (other than in the case of an immediate family member);

  indebtedness incurred in connection with the purchase of goods and services on usual trade terms; ordinary business travel and expense payments; and other transactions in the ordinary course of business;

  loans from banks, savings and loans and broker-dealers made in the ordinary course of business on prevailing market terms and not involving more than the normal risk of collectibility;

  transactions in which the related person’s interest arises solely because of his/her position as a director of and/or ownership of less than a 10% equity in another entity that is a party to the transaction;

  transactions in which the related person’s interest arises only from his/her position as a limited partner in a partnership in which the person and all other related persons have an interest of less than 10%;

  transactions where the rates or charges involved are determined by competitive bids;

  transactions that involve the rendering of services as a public utility at rates or charges fixed in conformity with law or a governmental authority; and

  transactions in which the related person’s interest arises solely from the ownership of a class of equity securities of the Company and all holders of such class of Company equity securities received the same benefit on a pro rata basis.

Progress Energy Proxy Statement

For purposes of these Guidelines, the following definitions shall apply:

a.	“affiliate” means any subsidiary of the Company and any other Company or entity that controls, is controlled by or is under common control of the Company.

b.	“immediate family” means a director’s spouse, parents, stepparents, children, stepchildren, siblings, mothers-and fathers-in-law, sons-and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) who shares the director’s home or who is financially dependent on the director.

The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director’s business and other relationships with the Company and its affiliates and with senior management and their affiliates to enable the Board to evaluate the Director’s independence.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent” and to comply with the Company’s Policy and Procedures with Respect to Related Person Transactions, which is attached hereto as Exhibit A. This obligation includes all business relationships between, on the one hand Directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to the approval requirement set forth in the following provision.

The Board believes that having the Chief Executive Officer as a member of the Board is appropriate and can increase the Board’s effectiveness and comprehension of the Company’s business. Whether employees other than the Chief Executive Officer should serve on the Board is a matter determined based on the circumstances and what is deemed by the Board to be in the Company’s best interest.

The identity of the independent directors will be disclosed in the Company’s annual proxy statement.

PROXY STATEMENT

Exhibit C

Progress Energy, Inc. Audit and Corporate Performance Committee Charter

PURPOSE AND COMPOSITION

The Audit and Corporate Performance Committee (“Committee”) shall be a standing committee of the Board of Directors (“Board”). The Committee shall assist, advise, and report regularly to the Board in fulfilling its oversight responsibilities related to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditors, and the Corporate Ethics Program.

In meeting its responsibilities, the Committee is expected to provide an open channel of communication with management, internal audit, the external auditors, and the Board.

The Committee is composed of at least three members of the Board who are independent within the meaning of the Listing Standards of the New York Stock Exchange (NYSE). Committee members shall be appointed and/or removed by the Board. No member of the Committee shall be removed except by a majority vote of the independent directors then in office. Committee members shall be free from any relationships that would interfere with or give the appearance of interfering with the exercise of independent judgment as a Committee member. All members shall have a requisite working familiarity with basic finance and accounting practices in compliance with the Listing Standards of the NYSE. Furthermore, at least one member of the Committee shall have sufficient accounting or financial expertise and be designated as a “financial expert” in compliance with the Listing Standards of the NYSE. Committee members shall be appointed by the Board normally at the Annual Organizational Meeting of the Board.

Director’s fees shall be the only compensation a Committee member may receive from the Company. The Board shall designate one Committee member as Chairman, who shall preside over the meetings of the Committee and report Committee actions to the Board.

DUTIES AND RESPONSIBILITIES

Duties and responsibilities of the Committee shall include, but are not limited to, the following:

1.	Review with management and the external auditors the annual and quarterly financial results for the Company, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Discussions with management will also include earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The review should focus on appropriate disclosure of key events, risk assessment and management, and actual or contingent liabilities that could materially impact the Company’s financial results or cause the reported information to be misleading. Review the annual report to shareholders, the annual/quarterly reports on Forms 10-K/10-Q filed with the Securities and Exchange Commission, and legal and regulatory matters having a material impact on the financial statements. The external auditors will have discussions with the Committee on the quality of the accounting policies and practices used by the Company, any alternative treatments of financial information, their ramifications and the external auditors’ preferred treatments.

2.	Oversee and monitor the work of the external auditors to ensure they are independent of management and their objectivity is not impaired, recognizing that the external auditors are accountable to the Board and the Committee. In determining the independence of the external

Progress Energy Proxy Statement

auditors, the Committee will annually obtain and review a formal report from the external auditors affirming their independence as prescribed by the NYSE. Review with the external auditors any audit problems or difficulties and management’s response.

The Committee has sole authority to retain and terminate the Company’s external auditors and will set clear hiring policies for employees or former employees of the independent auditors. Annually obtain and review a report from the external auditors describing the internal quality control process, including material issues raised by the most recent internal quality control review or by any inquiry or investigation by government, regulatory or professional authorities within the past five years.

Annually report to the Board the external audit firm(s) to be retained and preapprove all audit and non-audit services and fees as noted in the Committee’s Preapproval Procedure. The Committee will review the scope of any non-audit services to be performed by the external auditors and determine its impact on the auditors’ independence. Review the scope of the external audit plan and upon completion of the audit, review significant changes made in the scope of the audit plan. Meet with the external auditors privately, without management present, at each regular meeting.

3.	Oversee and monitor the activities of the Audit Services Department to ensure the internal audit function maintains appropriate independence and objectivity in the fulfillment of its responsibilities. The Committee should review: the audit plan for the upcoming year; any planned significant outsourcing of internal audit work, and the results/changes made to the prior year’s plan; significant audit findings and recommendations and management’s action plans; the adequacy of the budget and staffing for the Department; and the appointment or dismissal and annual compensation of the Chief Audit Executive. Meet with the Chief Audit Executive privately, without management present, at each regular meeting.

4.	Assess and monitor the overall control environment of the Company through discussions with management, the external auditors and the Chief Audit Executive. Assess the extent to which the audit plans of the external and internal auditors can be relied on to identify material internal control weaknesses or fraud.

5.	Oversee and monitor the activities of the Corporate Ethics Program. As noted in the Committee’s Complaint Procedure, the Committee will review and take appropriate action on any complaints received by the Company regarding questionable accounting, internal controls or auditing matters.

6.	Review and discuss with management the Company’s guidelines and policies governing risk assessment and risk management. Note: While the CEO and Senior Management have the responsibility to assess and manage the Company’s exposure to risk and the Finance Committee is responsible for the oversight of the Risk Management Committee Policy and Guidelines, the Audit Committee must discuss in a general manner the guidelines and policies used to govern the process.

7.	Request the external auditors, the internal auditors, or management to conduct special reviews or studies, as appropriate. Also, the Committee may obtain advice and assistance from outside legal, accounting or other advisors, at Company expense.

8.	Provide a report in the proxy statement stating that the Committee has reviewed and discussed the financial statements with management and the auditors. In addition, this report will include a recommendation to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K.

PROXY STATEMENT

9.	Conduct an annual self-assessment of the effectiveness and performance of this Committee and review the adequacy of this Charter. This Charter and the Company’s Code of Ethics will be published on the Company’s website. In addition, the disclosure of this Charter will be stated annually in the proxy, which will contain a copy of the Charter in an appendix, as required.

MEETINGS

The Committee shall hold at least three regular meetings and four quarterly conference call meetings each year in order to accomplish the aforementioned duties and responsibilities. The Committee’s Chairman may call additional meetings as needed, to review matters of interest to the Committee. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Audit and Corporate Performance Committee deems appropriate. As deemed necessary by the Committee, meetings shall be attended by appropriate Company personnel.

Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

The President of the Service Company or his designee shall, at the request of the Chairman of the Committee, arrange meetings, prepare meeting agendas, and serve as Secretary to the Committee.

Progress Energy Proxy Statement

Exhibit D

PROGRESS ENERGY, INC.
2009 EXECUTIVE INCENTIVE PLAN
Effective March 17, 2009

1. Purpose. This Progress Energy, Inc. 2009 Executive Incentive Plan (the “Plan”) is intended to assist Progress Energy, Inc. (the “Company”), and its Subsidiaries in attracting, retaining, motivating and rewarding employees who occupy key positions and contribute to the growth and profitability of the Company and its Subsidiaries through the award of certain incentives. The Plan also is intended to enable the Committee to preserve, to the extent practicable, the tax deductibility of incentive awards under Section 162(m) of the Code.

2. Definitions. For purposes of the Plan, the following terms are defined as set forth below, in addition to the terms defined in Section 1 and elsewhere in the Plan:

“Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s EIP Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant’s Individual Award upon such Participant’s death.

“Board” means the Company’s Board of Directors.

“Change in Control” and related terms shall have the same meanings as defined in the MICP, unless otherwise defined in a separate contractual arrangement entered into between any Participant and the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

“Committee” means the Organization and Compensation Committee of the Board or such other committee of the Board that is appointed by the Board. It is intended that each member of the Committee shall satisfy the requirements to be an “outside director,” as defined in Section 162(m) of the Code; provided, however, that no action of the Committee shall be void or deemed beyond the authority of the Committee solely because one or more members fail to so qualify at any time.

“Covered Employee” means an employee of the Company or a Subsidiary if, as of the close of the fiscal year of the Company, the employee is the principal executive officer of the Company, or one of the other named executive officers in the annual proxy statement of the Company, subject to the provisions of Section 162(m) of the Code.

“Earnings” means the operating income of the Company for the Performance Period as determined from time to time by the Committee.

“Eligible Employee” means an employee of the Company or any Subsidiary who is a Covered Employee, or any other executive of the Company as determined by the Committee.

PROXY STATEMENT

“EIP Award” means Individual Awards that may be potentially payable pursuant to this Plan.

“Incentive Pool” means the pool of hypothetical funds specified under Section 4(a) for any given Performance Period out of which Individual Awards may be paid.

“Individual Award” means the percentage or other amount of the Incentive Pool allocated and potentially payable to a Participant, as provided in Section 4(d).

“MICP” means the Management Incentive Compensation Plan of Progress Energy, Inc., as amended or restated from time to time.

“Participant” means an Eligible Employee who has been selected by the Committee to participate in the Plan for a designated Performance Period pursuant to Section 4(c) of the Plan.

“Performance Measure” means the Earnings of the Company for the Performance Period.

“Performance Period” means the fiscal year of the Company, or such shorter or longer period as determined by the Committee in its discretion.

“Subsidiary” means, other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company which owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which is controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Subsidiaries; or (iii) any other entity in which the Company or any of its Subsidiaries has a material equity interest and which is designated as a “Subsidiary” by resolution of the Committee.

3. Administration.

The Plan shall be administered by the Committee. The Committee shall have the exclusive authority and responsibility to: (i) interpret the Plan; (ii) subject to Sections 4(c) and 5 hereof, select Eligible Employees to become Participants and remove such Participants from participation in the Plan; (iii) allocate the Incentive Pool as Individual Awards; (iv) certify attainment of the Performance Measure and other material terms; (v) reduce Individual Awards as provided herein; (vi) authorize the payment of all benefits and expenses of the Plan as they become payable under the Plan; (vii) adopt, amend and rescind rules and regulations relating to the Plan; and (viii) make all other determinations and take all other actions necessary or desirable for the Plan’s administration including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in this Plan in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under Section 162(m) of the Code.

Decisions of the Committee shall be made by a majority of its members. All decisions of the Committee on any question concerning the selection of Participants and the interpretation and administration of the Plan shall be final, conclusive and binding upon all parties. The Committee may rely on information, and consider recommendations, provided by the Board or the executive officers of the Company. The Plan is intended to comply with Section 162(m) of the Code, to the extent practicable, and all provisions contained herein shall be limited, construed and interpreted in a manner to so comply.

Progress Energy Proxy Statement

4. The Incentive Pool.

     (a) Creation of Incentive Pool. The Incentive Pool for each Performance Period of the Company shall equal one percent (1%) of the Earnings of the Company for such Performance Period. The Incentive Pool shall be an unfunded pool established for the purpose of measuring performance of the Company to determine potential compensation in connection with Individual Awards.

     (b) Individual Awards Payable Only Out of Incentive Pool. Individual Awards may be earned and become payable under the Plan only if and to the extent the Incentive Pool, specified in Section 4(a), has become hypothetically funded.

     (c) Eligibility and Participation. Not later than the time at which 25% of the applicable Performance Period has elapsed, but in no event later than 90 days after the Performance Period commenced, the Committee shall designate the Eligible Employees whom it has determined shall be Participants for that Performance Period.

     (d) Allocation of Individual Awards Payable Out of Incentive Pool. Not later than the time at which 25% of the applicable Performance Period has elapsed, but in no event later than 90 days after the Performance Period commenced, the Committee shall allocate a specified percentage or other amount of the Incentive Pool to each such Participant, subject to Section 4(f). The allocation of the Incentive Pool need not be strictly a fixed percentage (thus, for example, it may be a percentage of the Incentive Pool above a defined threshold, a fixed dollar amount at a specified level of hypothetical funding, or varying percentages of the Incentive Pool depending on the level of the hypothetical funding), so long as no amount may be payable to the Participant except as allocated from the Incentive Pool by the Committee and no hypothetical funding level or other circumstance possibly can arise in which the amount payable (including amounts previously paid) in accordance with all Individual Award allocations for a given Performance Period will exceed 100% of the Incentive Pool for the applicable Performance Period. In all cases, the maximum Individual Award payable to any Participant shall be subject to the limitation set forth in Section 4(f). The Committee also is authorized to decline to allocate or designate for allocation all or a portion of the Incentive Pool.

     (e) Other Terms of Awards Established by the Committee. The Committee may in its discretion specify other terms and conditions of the Individual Award. Except as otherwise provided in a separate contractual arrangement entered into between any Participant and the Company or otherwise determined by the Committee in its sole discretion, upon termination of a Participant’s employment prior to the end of a Performance Period for any reason or no reason, the Participant shall not be entitled to any payments pursuant to this Plan with respect to such Performance Period; provided, however, that such termination shall not affect the allocation or amount of the payout to another Participant. Except in the case of the death or disability of the Participant, or in the event of a Change in Control, no payment shall be made to or on behalf of a Participant who terminates employment prior to the end of a Performance Period if such payment would fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

     (f) Maximum Award Payable to Any One Participant. Other provisions of the Plan notwithstanding, no Participant may be paid, in connection with Individual Awards under the Plan for any one Performance Period, an amount that exceeds 40% of the Incentive Pool generated for that Performance Period.

     (g) Payout of Individual Awards. As soon as administratively feasible after the end of each Performance Period, the Committee shall determine the amount, if any, of the Incentive Pool for that Performance Period, and the amount resulting from each Participant’s Individual Award based

PROXY STATEMENT

on the Participant’s allocation of the Incentive Pool for that Performance Period and the terms and conditions of the Individual Award. Thereupon (but subject to Section 4(h)), the Committee shall pay out and settle the Individual Award, subject to the following:

(i)	Unless a Participant elects to defer payment of an Individual Award as provided in subparagraph (iii) below, the Committee shall pay out and settle the Individual Award in cash no later than March 15 following the end of the Performance Period;

(ii)	If a Participant dies after the end of a Performance Period but prior to payout (or settlement of any deferral) of an Individual Award for that Performance Period, any payments due to such Participant shall be paid to the Participant’s Beneficiary;

(iii)	Each Participant shall have the right to defer, in accordance with the terms and conditions of the MICP, receipt of part of all of any payment due with respect to such Individual Award; provided, however, that the terms of such deferral shall comply with the requirements of Section 409A of the Code and shall not cause any EIP Award under this Plan to fail to qualify as “performance-based compensation” under Section 162(m) of the Code; and

(iv)	In connection with any payout in settlement of an Individual Award, the Committee shall post a corresponding debit to the Incentive Pool for the relevant Performance Period.

Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, decrease the amount of the Individual Award payable with respect to the applicable Performance Period based on such factors as it deems appropriate (including, but not limited to, corporate, business unit/division or individual performance factors applicable under the MICP); provided, however, that the exercise of such discretion in respect of one Participant shall not affect the allocation or amount of the payout to another Participant.

     (h) Written Certifications. Determinations by the Committee as to the level of the Performance Measure actually achieved and the resulting hypothetical funding of the Incentive Pool, the amount potentially payable in respect of each Individual Award, the final amount, if any, payable in settlement of each Individual Award, the satisfaction of other material terms of the Individual Award, and other matters relating to Individual Awards shall be certified in writing prior to the payout and settlement of the Individual Award.

5. Adjustments.

The Committee is authorized at any time during or after a Performance Period to adjust or modify the terms of the EIP Awards or the calculation of the Performance Measure or specify new Individual Awards, (i) in the event of any large, special and non-recurring dividend or other distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction, (ii) in recognition of any other unusual or nonrecurring event affecting the Company or the financial statements of the Company (including events described in (i) above as well as acquisitions and dispositions of businesses and assets and extraordinary items determined under generally accepted accounting principles), or (iii) in response to changes in applicable laws and regulations, accounting principles, and tax rates (and interpretations thereof) or changes in business conditions or the Committee’s assessment of the business strategy of the Company. No such adjustment shall be authorized or made if and to the extent that the existence of such authority would cause EIP Awards granted under the Plan to Participants intended to qualify as “performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.”

Progress Energy Proxy Statement

6. Change in Control.

     (a) Payments Relating to Prior Performance Period Individual Awards. Any provision of the Plan to the contrary notwithstanding, in the event of a Change in Control, the Committee may not exercise any discretion conferred under Section 5 to reduce the amount payable in respect of any Individual Award relating to a Performance Period which ended prior to the date of such Change in Control but which Individual Award had not been paid out at the time of the Change in Control, and all such Individual Awards shall be paid out entirely in cash as promptly as practicable following the Change in Control, unless this right has been waived by the Participant.

     (b) Payments Relating to Current Performance Period’s Individual Awards. A Participant’s rights with respect to any EIP Award relating to the Performance Period in which the Change in Control occurs shall be governed by the terms of the Individual Award, rules and regulations under the Plan, and any previously executed agreement between the Participant and the Company or a Subsidiary then in effect.

7. General Provisions.

     (a) Nontransferability. No EIP Award payable under, or right or interest in, the Plan shall be transferable by a Participant except upon a Participant’s death by will or the laws of descent and distribution or to a Beneficiary, or otherwise shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any such attempted action shall be void.

     (b) Tax Withholding. The Company and any Subsidiary is authorized to withhold from any payout of an EIP Award granted, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an EIP Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any EIP Award.

     (c) Changes to the Plan. The Committee may amend, suspend, or terminate the Plan without the consent of shareholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s shareholders for approval if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the common stock of the Company may then be listed or quoted, and the Committee may otherwise, in its discretion, determine to submit other amendments to the Plan to shareholders for approval; and further provided that no amendment, suspension or termination shall, without the consent of the Participant, materially alter or impair a Participant’s right to receive payment of an EIP Award otherwise payable hereunder.

     (d) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Participant the right to continue as a Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Participant’s employment or service at any time, or (iii) giving a Participant any claim to any grant under the Plan or to be treated uniformly with other Participants and employees. In addition, until the Committee has determined to make a final Individual Award under Sections 4 or 5, respectively, a Participant’s selection to participate, the initial determination of an EIP Award, and other actions taken with respect to the Plan shall not be construed as a commitment that any EIP Award shall become a final EIP Award or that any payment will be made with respect to an EIP Award under the Plan.

     (e) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant, nothing contained in the Plan or any Individual Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may

PROXY STATEMENT

authorize the creation of trusts and deposit therein cash or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (f) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission of any terms of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the Code, and such other arrangements may be either applicable generally or only in specific cases.

     (g) Compliance with Section 162(m) of the Code. It is the intent of the Company that compensation under the Plan to Participants shall constitute qualified “performance-based compensation” within the meaning of Section 162(m) of the Code, unless otherwise determined by the Committee. Accordingly, the terms of Sections 4 and 5 and other provisions of the Plan, including the definitions and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan or any document relating to an EIP Award that is designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such EIP Award upon attainment of the applicable performance objectives.

     (h) Severability; Entire Agreement. If any of the provisions of this Plan or any EIP Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any EIP Award documents contain the entire agreement of the parties with respect to the subject matter thereof and, unless specified otherwise, supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

     (i) Governing Law. The validity, construction and effect of the Plan, and any rules and regulations under the Plan, shall be determined in accordance with the laws of the State of North Carolina applicable to contracts made and to be performed in the State of North Carolina to the extent not preempted by federal law.

     (j) Plan Effective Date and Termination. The Plan shall become effective as of the date of its adoption by the Board, subject to shareholder approval, and shall continue in effect until terminated by the Board pursuant to Section 7(c).

     IN WITNESS WHEREOF, this instrument has been executed this _____ day of __________, 2009.

PROGRESS ENERGY, INC.

By:
William D. Johnson
Chief Executive Officer

Progress Energy Proxy Statement

     Directions to Progress Energy’s
2009 Annual Shareholders’ Meeting

Progress Energy Center for the Performing Arts
2 E. South Street, Raleigh, North Carolina

Admission Ticket
Electronic Voting Instructions
You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:01 a.m., Eastern Daylight Time, on May 13, 2009.
Vote by Internet
Log on to the Internet and go to www.envisionreports.com/pgn Follow the steps outlined on the secured website.

Vote by telephone

  Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2, 3.

1.	Election of Directors:	For	Against	Abstain
01 - J. BOSTIC
04 - W. JOHNSON
07 - E. MCKEE
10 - C. SALADRIGAS
	For	Against	Abstain
02 - H. DELOACH
05 - R. JONES
08 - J. MULLIN
11 - T. STONE
	For	Against	Abstain
03 - J. HYLER
06 - W. JONES
09 - C. PRYOR
12 - A. TOLLISON

		For	Against	Abstain

2.	Ratification of the selection of Deloitte & Touche LLP as Progress Energy’s independent registered public accounting firm for 2009.

4.	In their discretion the proxies are authorized to vote upon such other business that is properly brought before the meeting or any adjournment thereof.

		For	Against	Abstain

3.	Approval of the Company’s 2009 Executive Incentive Plan to comply with Section 162(m) of the Internal Revenue Code.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.
/ /
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

2009 Annual Meeting of Progress Energy, Inc. Shareholders
May 13, 2009 at 10:00 a.m.
     Progress Energy Center for the Performing Arts
Raleigh, North Carolina
(map located on back of Meeting Notice & Proxy Statement)

Dear Shareholder:

Please take note of the important information enclosed with the Proxy Card. That information relates to the management and operations of your Company and requires your immediate attention and approval. Details are discussed in the enclosed proxy materials. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on this Proxy Card and indicate how you would like your shares to be voted, then sign the card and return it in the enclosed postage paid envelope. If you prefer, you may vote by telephone or via the Internet by following the instructions in the proxy materials.

If you are a participant in our 401(k) Savings & Stock Ownership Plan, shares allocated to your Plan account will be voted by the Trustee only if you execute and return your proxy, or vote by telephone or via the Internet. Company stock remaining in the ESOP Stock Suspense Account that has not been allocated to employee accounts shall be voted by the Trustee in the same proportion as shares voted by participants in the 401(k) Plan.

If you are a participant in the Savings Plan for Employees of Florida Progress Corporation (the “FPC Savings Plan”), shares allocated to your Plan account will be voted by the Trustee when you execute and return your proxy, or vote by telephone or via the Internet. If no direction is given, your shares will be voted in proportion with the shares held in the FPC Savings Plan and in the best interest of the FPC Savings Plan.

Your vote must be submitted prior to the Annual Meeting of Shareholders to be held on May 13, 2009, unless you plan to vote in person at the Meeting.

Thank you in advance for your prompt consideration of these matters.

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Annual Meeting Proxy Card

PROGRESS ENERGY, INC.
410 S. Wilmington Street
Raleigh, North Carolina 27601

This Proxy is Solicited on Behalf of the Board of Directors of the Company.

The undersigned hereby appoints William D. Johnson and John R. McArthur, and each of them as Proxies, with full power of substitution, to vote the shares of stock of Progress Energy, Inc. (the “Company”) registered in the name of the undersigned, or which the undersigned has the power to vote, at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 13, 2009, at 10:00 a.m., and at any adjournment thereof, for the election of directors, for the proposals set forth on the reverse side hereof, and upon other matters properly brought before the meeting. The undersigned acknowledges receipt of the notice of said Annual Meeting and the proxy statement.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR, AND FOR PROPOSALS 2 AND 3, ALL AS SET FORTH IN THE PROXY STATEMENT. THE NOMINEES FOR DIRECTOR ARE: J. BOSTIC, H. DELOACH, J. HYLER, W. JOHNSON, R. JONES, W. JONES, E. MCKEE, J. MULLIN, C. PRYOR, C. SALADRIGAS, T. STONE AND A. TOLLISON. IF ANY DIRECTOR BECOMES UNAVAILABLE, THE PROXIES WILL VOTE FOR A SUBSTITUTE DESIGNATED BY THE BOARD.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.